Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document and Entity Information
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Entity Registrant Name	VERIZON COMMUNICATIONS INC
Entity Central Index Key	0000732712
Current Fiscal Year End Date	--12-31
Trading Symbol	VZ
Entity Filer Category	Large Accelerated Filer
Entity Voluntary Filers	No
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Common Stock, Shares Outstanding		2,828,072,313
Entity Public Float			$ 74,979,453,721

Consolidated Statements of Income (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements of Income
Operating Revenues	$ 106,565	$ 107,808	$ 97,354
Operating Expenses
Cost of services and sales (exclusive of items shown below)	44,149	44,579	38,615
Selling, general and administrative expense	31,366	30,717	41,517
Depreciation and amortization expense	16,405	16,534	14,610
Total Operating Expenses	91,920	91,830	94,742
Operating Income	14,645	15,978	2,612
Equity in earnings of unconsolidated businesses	508	553	567
Other income and (expense), net	54	91	283
Interest expense	(2,523)	(3,102)	(1,819)
Income Before (Provision) Benefit for Income Taxes	12,684	13,520	1,643
(Provision) benefit for income taxes	(2,467)	(1,919)	2,319
Net Income	10,217	11,601	3,962
Net income attributable to noncontrolling interest	7,668	6,707	6,155
Net income (loss) attributable to Verizon	2,549	4,894	(2,193)
Net Income	$ 10,217	$ 11,601	$ 3,962
Basic Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon	$ 0.9	$ 1.72	$ (0.77)
Weighted-average shares outstanding (in millions)	2,830	2,841	2,849
Diluted Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon	$ 0.9	$ 1.72	$ (0.77)
Weighted-average shares outstanding (in millions)	2,833	2,841	2,849

Consolidated Balance Sheets (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Assets
Cash and cash equivalents	$ 6,668	$ 2,009
Short-term investments	545	490
Accounts receivable, net of allowances	11,781	12,573
Inventories	1,131	1,426
Prepaid expenses and other	2,223	5,247
Total current assets	22,348	21,745
Plant, property and equipment	211,655	229,743
Less accumulated depreciation	123,944	137,758
Plant, property and equipment, net	87,711	91,985
Investments in unconsolidated businesses	3,497	3,118
Wireless licenses	72,996	72,067
Goodwill	21,988	22,472
Other intangible assets, net	5,830	6,764
Other assets	5,635	8,756
Total assets	220,005	226,907
Liabilities and Equity
Debt maturing within one year	7,542	7,205
Accounts payable and accrued liabilities	15,702	15,223
Other	7,353	6,708
Total current liabilities	30,597	29,136
Long-term debt	45,252	55,051
Employee benefit obligations	28,164	32,622
Deferred income taxes	22,818	19,190
Other liabilities	6,262	6,765
Equity
Series preferred stock ( $.10 par value; none issued)
Common stock ( $.10 par value; 2,967,610,119 shares issued in both periods)	297	297
Contributed capital	37,922	40,108
Reinvested earnings	4,368	7,260
Accumulated other comprehensive income (loss)	1,049	(1,372)
Common stock in treasury, at cost	(5,267)	(5,000)
Deferred compensation - employee stock ownership plans and other	200	89
Noncontrolling interest	48,343	42,761
Total equity	86,912	84,143
Total liabilities and equity	$ 220,005	$ 226,907

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Consolidated Balance Sheets
Accounts receivable, allowances	$ 876	$ 976
Series preferred stock, par value	$ 0.1	$ 0.1
Series preferred stock, shares issued	0	0
Common stock, par value	$ 0.1	$ 0.1
Common stock, shares issued	2,967,610,119	2,967,610,119

Consolidated Statements of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash Flows from Operating Activities
Net Income	$ 10,217	$ 11,601	$ 3,962
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	16,405	16,534	14,610
Employee retirement benefits	3,988	2,964	16,077
Deferred income taxes	3,233	2,093	(3,468)
Provision for uncollectible accounts	1,246	1,306	1,085
Equity in earnings of unconsolidated businesses, net of dividends received	2	389	212
Changes in current assets and liabilities, net of effects from acquisition/disposition of businesses:
Accounts receivable	(859)	(1,393)	(1,085)
Inventories	299	235	(188)
Other assets	(313)	(102)	(59)
Accounts payable and accrued liabilities	1,075	(1,251)	(1,701)
Other, net	(1,930)	(986)	(1,993)
Net cash provided by operating activities	33,363	31,390	27,452
Cash Flows from Investing Activities
Capital expenditures (including capitalized software)	(16,458)	(16,872)	(17,133)
Acquisitions of licenses, investments and businesses, net of cash acquired	(1,438)	(5,958)	(15,904)
Proceeds from dispositions	2,594
Net change in short-term investments	(3)	84	1,677
Other, net	251	(410)	(114)
Net cash used in investing activities	(15,054)	(23,156)	(31,474)
Cash Flows from Financing Activities
Proceeds from long-term borrowings		12,040	21,598
Repayments of long-term borrowings and capital lease obligations	(8,136)	(19,260)	(4,146)
Increase (decrease) in short-term obligations, excluding current maturities	(1,097)	(1,652)	2,389
Dividends paid	(5,412)	(5,271)	(4,994)
Proceeds from access line spin-off	3,083
Proceeds from sale of common stock			16
Purchase of common stock for treasury			(1,368)
Other, net	(2,088)	(1,864)	(844)
Net cash provided by (used in) financing activities	(13,650)	(16,007)	12,651
Increase (decrease) in cash and cash equivalents	4,659	(7,773)	8,629
Cash and cash equivalents, beginning of year	2,009	9,782	1,153
Cash and cash equivalents, end of year	$ 6,668	$ 2,009	$ 9,782

Consolidated Statements of Changes in Equity (USD $) In Millions, except Share data in Thousands	Common Stock [Member]	Treasury Stock [Member]	Contributed Capital [Member]	Reinvested Earnings [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Deferred Compensation-ESOPs and Other [Member]	Noncontrolling Interest [Member]	Total
Balance at end of year at Dec. 31, 2007	$ 297	$ (3,489)	$ 40,316	$ 17,884	$ (4,484)	$ 79	$ 32,266
Balance at end of year - shares at Dec. 31, 2007	2,967,610	(90,786)
Shares purchased		(36,779)
Shares distributed
Employee plans		468
Shareowner plans		7
Shares purchased		(1,368)
Net income attributable to noncontrolling interest							6,155	6,155
Other comprehensive income (loss)							(30)
Spin-off of local exchange businesses and related landline activities					27
Benefit plan accounting changes				(2,953)
Benefit plan accounting changes					2,930
Adjusted beginning balance of year				14,931
Adjusted beginning balance of year					(1,527)
Total comprehensive income							6,125	6,125
Foreign currency translation adjustments					(231)			(231)
Net income (loss) attributable to Verizon				(2,193)				(2,193)
Distributions and other							(1,192)
Unrealized gain (loss) on marketable securities					(97)			(97)
Dividends declared				(5,062)
Net unrealized gain (loss) on cash flow hedges					(40)			(43)
Defined benefit pension and postretirement plans					(17)
Other			(25)
Shares distributed
Employee plans		18
Other comprehensive income (loss)					(385)			(415)
Balance at end of year at Dec. 31, 2008	297	(4,839)	40,291	7,676	(1,912)	79	37,199	78,791
Balance at end of year - shares at Dec. 31, 2008	2,967,610	(127,090)
Other		(5,000)
Shares distributed
Employee plans		142
Shareowner plans		6
Net income attributable to noncontrolling interest							6,707	6,707
Amortization						10
Other comprehensive income (loss)							103
Adjusted beginning balance of year				7,676
Adjusted beginning balance of year					(1,912)
Total comprehensive income							6,810	6,810
Foreign currency translation adjustments					78			78
Net income (loss) attributable to Verizon				4,894				4,894
Distributions and other							(1,248)
Unrealized gain (loss) on marketable securities					87			87
Dividends declared				(5,310)
Net unrealized gain (loss) on cash flow hedges					87			112
Defined benefit pension and postretirement plans					288			300
Other		(166)	(183)
Shares distributed
Employee plans		5
Other comprehensive income (loss)					540			643
Balance at end of year at Dec. 31, 2009	297	(5,000)	40,108	7,260	(1,372)	89	42,761	84,143
Balance at end of year - shares at Dec. 31, 2009	2,967,610	(131,942)
Other		(9,000)
Shares distributed
Employee plans		347
Net income attributable to noncontrolling interest							7,668	7,668
Restricted stock equity grant						97
Amortization						14
Other comprehensive income (loss)							(35)
Spin-off of local exchange businesses and related landline activities					23
Adjusted beginning balance of year				7,260
Adjusted beginning balance of year					(1,349)
Total comprehensive income							7,633	7,633
Foreign currency translation adjustments					(171)			(171)
Net income (loss) attributable to Verizon				2,549				2,549
Distributions and other							(2,051)
Unrealized gain (loss) on marketable securities					29			29
Dividends declared				(5,441)
Net unrealized gain (loss) on cash flow hedges					89			38
Defined benefit pension and postretirement plans					2,451			2,500
Access line spin-off			(2,184)
Other		(280)	(2)
Shares distributed
Employee plans		13
Shareowner plans		8
Other comprehensive income (loss)					2,398			2,363
Balance at end of year at Dec. 31, 2010	$ 297	$ (5,267)	$ 37,922	$ 4,368	$ 1,049	$ 200	$ 48,343	$ 86,912
Balance at end of year - shares at Dec. 31, 2010	2,967,610	(140,587)

Consolidated Statements of Changes in Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Statement of Stockholders' Equity
Dividends declared, per share	$ 1.925	$ 1.87	$ 1.78

Consolidated Statement of Comprehensive Income (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Comprehensive Income
Net income	$ 10,217	$ 11,601	$ 3,962
Other comprehensive income (loss)	2,363	643	(415)
Total Comprehensive Income	12,580	12,244	3,547
Comprehensive income attributable to noncontrolling interest	7,633	6,810	6,125
Comprehensive income (loss) attributable to Verizon	$ 4,947	$ 5,434	$ (2,578)

Schedule II - Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Schedule II - Valuation and Qualifying Accounts
Schedule II - Valuation and Qualifying Accounts

Schedule II - Valuation and Qualifying Accounts

Verizon Communications Inc. and Subsidiaries

For the Years Ended December 31, 2010, 2009 and 2008

				(dollars in millions)
		Additions
Description	Balance at Beginning of Period	Charged to Expenses	Charged to Other Accounts Note (a)(b)	Deductions Note (c)(d)	Balance at End of Period
Allowance for Uncollectible
Accounts Receivable:
Year 2010	$976	$1,246	$103	$1,449	$876
Year 2009	941	1,306	418	1,689	976
Year 2008	1,025	1,085	474	1,643	941

Valuation Allowance for Deferred Tax Assets:
Year 2010	$2,942	$675	$4	$200	$3,421
Year 2009	2,995	404	43	500	2,942
Year 2008	2,944	127	404	480	2,995

(a)

Allowance for Uncollectible Accounts Receivable includes: (1) amounts previously written off which were credited directly to this account when recovered; and (2) accruals charged to accounts payable for anticipated uncollectible charges on purchases of accounts receivable from others which were billed by us. Also includes amounts transferred from other accounts.

(b)	Valuation Allowance for Deferred Tax Assets includes current year increase to valuation allowance charged to equity and reclassifications from other balance sheet accounts.

(c)	Amounts written off as uncollectible or transferred to other accounts or utilized.

(d)	Reductions to valuation allowances related to deferred tax assets.

Description of Business and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Description of Business and Summary of Significant Accounting Policies
Description of Business and Summary of Significant Accounting Policies

Note 1

Description of Business and Summary of Significant Accounting Policies

Description of Business

Verizon Communications Inc. (Verizon or the Company) is one of the world's leading providers of communications services. We have two reportable segments, Domestic Wireless and Wireline. For further information concerning our business segments, see Note 14.

Verizon's Domestic Wireless segment, operating as Verizon Wireless, provides wireless voice and data services and equipment across the United States (U.S.) using one of the most extensive and reliable wireless networks in the nation. Verizon Wireless continues to expand its penetration of data services and offerings of data devices for both consumer and business customers.

Our Wireline segment provides communications services, including voice, broadband video and data, network access, nationwide long distance and other communications products and services, and also owns and operates one of the most expansive end-to-end global Internet Protocol (IP) networks. We continue to deploy advanced broadband network technology, with our fiber-to-the-premises network, operated under the FiOS service mark, creating a platform with sufficient bandwidth and capabilities to meet customers' current and future needs. FiOS allows us to offer our customers a wide array of broadband services, including advanced data and video offerings. Our IP network includes over 485,000 route miles of fiber optic cable and provides access to over 150 countries across six continents, enabling us to provide next-generation IP network products and information technology services to medium and large businesses and government customers worldwide.

Consolidation

The method of accounting applied to investments, whether consolidated, equity or cost, involves an evaluation of all significant terms of the investments that explicitly grant or suggest evidence of control or influence over the operations of the investee. The consolidated financial statements include our controlled subsidiaries. For controlled subsidiaries that are not wholly owned, the noncontrolling interest is included in Net income and Total equity. Investments in businesses which we do not control, but have the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method. Investments in which we do not have the ability to exercise significant influence over operating and financial policies are accounted for under the cost method. Equity and cost method investments are included in Investments in unconsolidated businesses in our consolidated balance sheets. Certain of our cost method investments are classified as available-for-sale securities and adjusted to fair value pursuant to the accounting standard related to debt and equity securities. All significant intercompany accounts and transactions have been eliminated.

Basis of Presentation

We have reclassified certain prior year amounts to conform to the current year presentation. Also, refer to "Employee Benefit Plans" below regarding a change in accounting for benefit plans.

Corporate, eliminations and other during the periods presented include a non-cash adjustment of  $0.2 billion, ( $0.1) billion and ( $34) million in 2010, 2009 and 2008, respectively, primarily to adjust wireless data revenues. This adjustment was recorded to properly defer previously recognized wireless data revenues that will be earned and recognized in future periods. The adjustment was recorded during 2010, which reduced Net income (loss) attributable to Verizon by approximately  $0.1 billion. Consolidated revenues in 2009 and 2008 were not affected as the amounts involved were not material to our consolidated financial statements.

Use of Estimates

We prepare our financial statements using U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

Examples of significant estimates include: the allowance for doubtful accounts, the recoverability of plant, property and equipment, the recoverability of intangible assets and other long-lived assets, unbilled revenues, fair values of financial instruments, unrecognized tax benefits, valuation allowances on tax assets, accrued expenses, pension and postretirement benefit assumptions, contingencies and allocation of purchase prices in connection with business combinations.

Revenue Recognition

Domestic Wireless

Our Domestic Wireless segment earns revenue by providing access to and usage of its network, which includes voice and data revenue. In general, access revenue is billed one month in advance and recognized when earned. Usage revenue is generally billed in arrears and recognized when service is rendered. Equipment sales revenue associated with the sale of wireless handsets and accessories is recognized when the products are delivered to and accepted by the customer, as this is considered to be a separate earnings process from the sale of wireless services. For agreements involving the resale of third-party services in which we are considered the primary obligor in the arrangements, we record the revenue gross at the time of the sale.

Wireline

Our Wireline segment earns revenue based upon usage of its network and facilities and contract fees. In general, fixed monthly fees for voice, video, data and certain other services are billed one month in advance and recognized when earned. Revenue from services that are not fixed in amount and are based on usage is generally billed in arrears and recognized when such services are provided.

When we bundle the equipment with maintenance and monitoring services, we recognize equipment revenue when the equipment is installed in accordance with contractual specifications and ready for the customer's use. The maintenance and monitoring services are recognized monthly over the term of the contract as we provide the services. Long-term contracts are accounted for using the percentage of completion method. We use the completed contract method if we cannot estimate the costs with a reasonable degree of reliability.

Installation related fees, along with the associated costs up to but not exceeding these fees, are deferred and amortized over the estimated customer relationship period.

We report taxes imposed by governmental authorities on revenue-producing transactions between us and our customers on a net basis.

Discontinued Operations, Assets Held for Sale, and Sales of Businesses and Investments

We classify as discontinued operations for all periods presented any component of our business that we hold for sale that has operations and cash flows that are clearly distinguishable operationally and for financial reporting purposes.

Maintenance and Repairs

We charge the cost of maintenance and repairs, including the cost of replacing minor items not constituting substantial betterments, principally to Cost of services and sales as these costs are incurred.

Advertising Costs

Costs for advertising products and services as well as other promotional and sponsorship costs are charged to Selling, general and administrative expense in the periods in which they are incurred (see Note 16).

Earnings Per Common Share

Basic earnings per common share are based on the weighted-average number of shares outstanding during the period. Where appropriate, diluted earnings per common share include the dilutive effect of shares issuable under our stock-based compensation plans.

There were a total of approximately 3 million stock options and restricted stock units outstanding to purchase shares included in the computation of diluted earnings per common share for the year ended December 31, 2010. Dilutive stock options outstanding to purchase shares included in the computation of diluted earnings per common share for the years ended December 31, 2009 and 2008 were not significant. Outstanding options to purchase shares that were not included in the computation of diluted earnings per common share because to do so would have been anti-dilutive for the period, including approximately 73 million, 112 million, and 158 million weighted-average shares for the years ended December 31, 2010, 2009 and 2008 respectively.

We are authorized to issue up to 4.25 billion and 250 million shares of common stock and Series Preferred Stock, respectively.

Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of 90 days or less when purchased to be cash equivalents. Cash equivalents are stated at cost, which approximates quoted market value and include amounts held in money market funds.

Marketable Securities

We have investments in marketable securities which are considered "available-for-sale" under the provisions of the accounting standard for certain debt and equity securities. Marketable securities are included in the accompanying consolidated balance sheets in Short-term investments, Investments in unconsolidated businesses or Other assets. We continually evaluate our investments in marketable securities for impairment due to declines in market value considered to be other-than-temporary. That evaluation includes, in addition to persistent, declining stock prices, general economic and company-specific evaluations. In the event of a determination that a decline in market value is other-than-temporary, a charge to earnings is recorded for the loss, and a new cost basis in the investment is established.

Inventories

Inventory consists of wireless and wireline equipment held for sale, which is carried at the lower of cost (determined principally on either an average cost or first-in, first-out basis) or market.

Plant and Depreciation

We record plant, property and equipment at cost. Our local telephone operations' depreciation expense is principally based on the composite group remaining life method and straight-line composite rates. This method provides for the recognition of the cost of the remaining net investment in local telephone plant, less anticipated net salvage value, over the remaining asset lives. This method requires the periodic revision of depreciation rates.

Plant, property and equipment of other wireline and wireless operations are generally depreciated on a straight-line basis. The asset lives used by our operations are presented in the following table:

Average Useful Lives (in years)
Buildings	15 – 45
Central office and other network equipment	3 – 15
Outside communications plant
Copper cable	15
Fiber cable (including undersea cable)	11 – 25
Poles, conduit and other	30 – 50
Furniture, vehicles and other	2 – 20

When we replace, retire or otherwise dispose of depreciable plant used in our local telephone network, we deduct the carrying amount of such plant from the respective accounts and charge it to accumulated depreciation. When the depreciable assets of our other wireline and wireless operations are retired or otherwise disposed of, the related cost and accumulated depreciation are deducted from the plant accounts, and any gains or losses on disposition are recognized in income.

We capitalize and depreciate network software purchased or developed along with related plant assets. We also capitalize interest associated with the acquisition or construction of network-related assets. Capitalized interest is reported as a reduction in interest expense and depreciated as part of the cost of the network-related assets.

In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our local telephone operations, we determined that there were no changes necessary to average useful lives for 2010. We determined effective January 1, 2009 that the average useful lives of fiber cable (not including undersea cable) would be increased to 25 years from 20 to 25 years and the average useful lives of copper cable would be changed to 15 years from 13 to 18 years. The changes to average useful lives of fiber cable did not have a significant impact on depreciation expense. In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our wireless operations, we determined that changes were necessary to the remaining estimated useful lives as a result of technology upgrades, enhancements, and planned retirements. These changes resulted in an increase in depreciation expense of  $0.3 billion in 2010 and 2009, and  $0.2 billion in 2008. While the timing and extent of current deployment plans are subject to ongoing analysis and modification, we believe the current estimates of useful lives are reasonable.

Computer Software Costs

We capitalize the cost of internal-use network and non-network software, which has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use network and non-network software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Also, we capitalize interest associated with the development of internal-use network and non-network software. Capitalized non-network internal-use software costs are amortized using the straight-line method over a period of 2 to 7 years and are included in Other intangible assets, net in our consolidated balance sheets. For a discussion of our impairment policy for capitalized software costs, see "Goodwill and Other Intangible Assets" below. Also, see Note 4 for additional detail of internal-use non-network software reflected in our consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill

Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. Impairment testing for goodwill is performed annually in the fourth fiscal quarter or more frequently if indications of potential impairment exist. The impairment test for goodwill uses a two-step approach, which is performed at the reporting unit level. We have determined that in our case, the reporting units are our operating segments since that is the lowest level at which discrete, reliable financial and cash flow information is regularly reviewed by our chief operating decision maker. Step one compares the fair value of the reporting unit (calculated using a market approach and/or a discounted cash flow method) to its carrying value. If the carrying value exceeds the fair value, there is a potential impairment and step two must be performed. Step two compares the carrying value of the reporting unit's goodwill to its implied fair value (i.e., fair value of reporting unit less the fair value of the unit's assets and liabilities, including identifiable intangible assets). If the implied fair value of goodwill is less than the carrying amount of goodwill, an impairment is recognized.

Intangible Assets Not Subject to Amortization

A significant portion of our intangible assets are wireless licenses that provide our wireless operations with the exclusive right to utilize designated radio frequency spectrum to provide cellular communication services. While licenses are issued for only a fixed time, generally ten years, such licenses are subject to renewal by the Federal Communications Commission (FCC). Renewals of licenses have occurred routinely and at nominal cost. Moreover, we have determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful life of our wireless licenses. As a result, we treat the wireless licenses as an indefinite-lived intangible asset. We reevaluate the useful life determination for wireless licenses each year to determine whether events and circumstances continue to support an indefinite useful life.

We test our wireless licenses for potential impairment annually or more frequently if indications of impairment exist. We evaluate our licenses on an aggregate basis using a direct value approach. The direct value approach estimates fair value using a discounted cash flow analysis to estimate what a marketplace participant would be willing to pay to purchase the aggregated wireless licenses as of the valuation date. If the fair value of the aggregated wireless licenses is less than the aggregated carrying amount of the licenses, an impairment is recognized.

Interest expense incurred while qualifying activities are performed to ready wireless licenses for their intended use is capitalized as part of wireless licenses. The capitalization period ends when the development is substantially complete and the license is ready for its intended use.

Intangible Assets Subject to Amortization

Our intangible assets that do not have indefinite lives (primarily customer lists and non-network internal-use software) are amortized over their useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, we would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount, we would perform the next step, which is to determine the fair value of the asset and record an impairment, if any. We reevaluate the useful life determinations for these intangible assets each year to determine whether events and circumstances warrant a revision in their remaining useful lives.

For information related to the carrying amount of goodwill by segment, wireless licenses and other intangible assets, as well as the major components and average useful lives of our other acquired intangible assets, see Note 4.

Fair Value Measurements

Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 - No observable pricing inputs in the market

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

Income Taxes

Our effective tax rate is based on pre-tax income, statutory tax rates, tax laws and regulations and tax planning strategies available to us in the various jurisdictions in which we operate.

Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at tax rates then in effect. We record valuation allowances to reduce our deferred tax assets to the amount that is more likely than not to be realized.

We use a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return. The first step is recognition: we determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, we presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in one or more of the following: an increase in a liability for income taxes payable, a reduction of an income tax refund receivable, a reduction in a deferred tax asset, or an increase in a deferred tax liability.

The accounting standard relating to income taxes generated by leveraged lease transactions requires that changes in the projected timing of income tax cash flows generated by a leveraged lease transaction be recognized as a gain or loss in the year in which the change occurs.

Significant management judgment is required in evaluating our tax positions and in determining our effective tax rate.

Stock-Based Compensation

We measure and recognize compensation expense for all stock-based compensation awards made to employees and directors based on estimated fair values. See Note 11 for further details.

Foreign Currency Translation

The functional currency of our foreign operations is generally the local currency. For these foreign entities, we translate income statement amounts at average exchange rates for the period, and we translate assets and liabilities at end-of-period exchange rates. We record these translation adjustments in Accumulated other comprehensive income (loss), a separate component of Equity, in our consolidated balance sheets. We report exchange gains and losses on intercompany foreign currency transactions of a long-term nature in Accumulated other comprehensive income (loss). Other exchange gains and losses are reported in income.

Employee Benefit Plans

Pension and postretirement health care and life insurance benefits earned during the year as well as interest on projected benefit obligations are accrued currently. Prior service costs and credits resulting from changes in plan benefits are generally amortized over the average remaining service period of the employees expected to receive benefits. Expected return on plan assets is determined by applying the return on assets assumption to the actual fair value of plan assets. Actuarial gains and losses are recognized in operating results in the year in which they occur. These gains and losses are measured annually as of December 31 or upon a remeasurement event. Verizon management employees no longer earn pension benefits or earn service towards the company retiree medical subsidy (see Note 12).

We recognize a pension or a postretirement plan's funded status as either an asset or liability on the consolidated balance sheets. Also, we measure any unrecognized prior service costs and credits that arise during the period as a component of Accumulated other comprehensive income (loss), net of applicable income tax.

Change in Accounting for Benefit Plans

During the fourth quarter of 2010, Verizon retrospectively changed its method of accounting for pension and other postretirement benefits. Historically, Verizon has recognized actuarial gains and losses as a component of Equity in its consolidated balance sheets on an annual basis. These gains and losses were amortized into operating results generally over the average future service period of active employees. Verizon elected to immediately recognize actuarial gains and losses in its operating results in the year in which the gains and losses occur. This change is intended to improve the transparency of Verizon's operational performance by recognizing the effects of current economic and interest rate trends on plan investments and assumptions. Additionally, Verizon will no longer calculate expected return on plan assets using an averaging technique permitted under U.S. GAAP for market-related value of plan assets but instead will use actual fair value of plan assets. Accordingly, the financial data for all periods presented has been adjusted to reflect the effect of these accounting changes.

The cumulative effect of the change on Reinvested earnings as of January 1, 2008 was a decrease of approximately  $3.0 billion, with the corresponding adjustment to Accumulated other comprehensive loss. The significant effects of the change in accounting for benefit plans on our consolidated statements of income and consolidated balance sheet for the periods presented were as follows:

			(dollars in millions, except per share amounts)
Years ended December 31,	2010		2009		2008
	Recognized Under Previous Method	Recognized Under New Method	Previously Reported	Adjusted	Previously Reported	Adjusted

Income Statement Information:
Cost of services and sales	$45,127	$44,149	$44,299	$44,579	$39,007	$38,615
Selling, general and administrative expense	31,298	31,366	32,950	30,717	26,898	41,517
Depreciation and amortization expense	16,400	16,405	16,532	16,534	14,565	14,610
Income before (provision) benefit for income taxes	11,780	12,684	11,568	13,520	15,914	1,643
(Provision) benefit for income taxes	(2,094)	(2,467)	(1,210)	(1,919)	(3,331)	2,319
Net income	9,686	10,217	10,358	11,601	12,583	3,962
Net income (loss) attributable to Verizon	2,018	2,549	3,651	4,894	6,428	(2,193)
Basic Earnings (Loss) Per Common Share:
Net income (loss) attributable to Verizon	0.71	0.90	1.29	1.72	2.26	(0.77)
Diluted Earnings (Loss) Per Common Share:
Net income (loss) attributable to Verizon	0.71	0.90	1.29	1.72	2.26	(0.77)

At December 31,	2010		2009
	Recognized Under Previous Method	Recognized Under New Method	Previously Reported	Adjusted

Balance Sheet Information:
Reinvested earnings	$14,168	$4,368	$17,592	$7,260
Accumulated other comprehensive income (loss)	(8,443)	1,049	(11,479)	(1,372)

Derivative Instruments

We have entered into derivative transactions primarily to manage our exposure to fluctuations in foreign currency exchange rates, interest rates, equity and commodity prices. We employ risk management strategies, which may include the use of a variety of derivatives including cross currency swaps, foreign currency and prepaid forwards and collars, interest rate and commodity swap agreements and interest rate locks. We do not hold derivatives for trading purposes.

We measure all derivatives, including derivatives embedded in other financial instruments, at fair value and recognize them as either assets or liabilities on our consolidated balance sheets. Our derivative instruments are valued primarily using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified as Level 2. Changes in the fair values of derivative instruments not qualifying as hedges or any ineffective portion of hedges are recognized in earnings in the current period. Changes in the fair values of derivative instruments used effectively as fair value hedges are recognized in earnings, along with changes in the fair value of the hedged item. Changes in the fair value of the effective portions of cash flow hedges are reported in other comprehensive income (loss) and recognized in earnings when the hedged item is recognized in earnings.

Recently Adopted Accounting Standards

The adoption of the following accounting standards and updates during 2010 did not result in a significant impact to our consolidated financial statements:

In January 2010, we adopted the accounting standard regarding consolidation accounting for variable interest entities. This standard requires an enterprise to perform an analysis to determine whether the entity's variable interest or interests give it a controlling interest in a variable interest entity.

In January 2010, we adopted the accounting standard update regarding fair value measurements and disclosures, which requires additional disclosures regarding assets and liabilities measured at fair value.

In December 2010, we adopted the accounting standard update regarding disclosures for finance receivables and allowances for credit losses. This standard update requires that entities disclose information at more disaggregated levels than previously required.

Recent Accounting Standards

On January 1, 2011, we prospectively adopted the accounting standard update regarding revenue recognition for multiple deliverable arrangements. This method allows a vendor to allocate revenue in an arrangement using its best estimate of selling price if neither vendor specific objective evidence nor third party evidence of selling price exists. Accordingly, the residual method of revenue allocation is no longer permissible. The adoption of this standard update is not expected to have a significant impact on our consolidated financial statements.

On January 1, 2011, we prospectively adopted the accounting standard update regarding revenue recognition for arrangements that include software elements. This update requires tangible products that contain software and non-software elements that work together to deliver the products' essential functionality to be evaluated under the accounting standard regarding multiple deliverable arrangements. The adoption of this standard update is not expected to have a significant impact on our consolidated financial statements.

Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions
Acquisitions

Note 2

Acquisitions

Acquisition of Alltel Corporation

On June 5, 2008, Verizon Wireless entered into an agreement and plan of merger with Alltel Corporation (Alltel), a provider of wireless voice and data services to consumer and business customers in 34 states, and its controlling stockholder, Atlantis Holdings LLC, an affiliate of private investment firms TPG Capital and GS Capital Partners, to acquire, in an all-cash merger, 100% of the equity of Alltel for cash consideration of  $5.9 billion and the assumption of approximately  $24 billion of aggregate principal amount of Alltel debt. Verizon Wireless closed the transaction on January 9, 2009.

We have completed the appraisals necessary to assess the fair values of the tangible and intangible assets acquired and liabilities assumed, the fair value of noncontrolling interests, and the amount of goodwill recognized as of the acquisition date.

The fair values of the assets acquired and liabilities assumed were determined using the income, cost, and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market other than interest rate swaps (see Note 10) and long-term debt assumed in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of wireless licenses and customer relationships. The cost approach was used, as appropriate, for plant, property and equipment. The market approach, which indicates value for a subject asset based on available market pricing for comparable assets, was utilized in combination with the income approach for certain acquired investments. Additionally, Alltel historically conducted business operations in certain markets through non-wholly owned entities (Managed Partnerships). The fair value of the noncontrolling interests in these Managed Partnerships as of the acquisition date of approximately  $0.6 billion was estimated by using a market approach. The fair value of the majority of the long-term debt assumed and held was primarily valued using quoted market prices.

In December 2008, Verizon Wireless and Verizon Wireless Capital LLC, as the borrowers, entered into a  $17.0 billion credit facility (Bridge Facility). On January 9, 2009, Verizon Wireless borrowed  $12.4 billion under the Bridge Facility in order to complete the acquisition of Alltel and repay a portion of the approximately  $24 billion of Alltel debt assumed. Verizon Wireless used cash generated from operations and the net proceeds from the sale of notes in private placements issued in February 2009, May 2009 and June 2009, to repay the borrowings under the Bridge Facility (see Note 9). The Bridge Facility and the commitments under the Bridge Facility have been terminated.

The following table summarizes the consideration paid and the allocation of the assets acquired, including cash acquired of  $1.0 billion, and liabilities assumed as of the close of the acquisition, as well as the fair value at the acquisition date of Alltel's noncontrolling partnership interests:

(dollars in millions)
Assets acquired
Current assets	$2,760
Plant, property and equipment	3,513
Wireless licenses	9,444
Goodwill	16,353
Intangible assets subject to amortization	2,391
Other assets	2,444

Total assets acquired	36,905

Liabilities assumed
Current liabilities	1,833
Long-term debt	23,929
Deferred income taxes and other liabilities	5,032

Total liabilities assumed	30,794

Net assets acquired	6,111
Noncontrolling interest	(519)
Contributed capital	333

Total cash consideration	$5,925

Included in the above purchase price allocation is  $2.1 billion of net assets that were divested as a condition of the regulatory approval as described below.

Wireless licenses have an indefinite life, and accordingly, are not subject to amortization. The weighted average period prior to renewal of these licenses at acquisition was approximately 5.7 years. The customer relationships included in Intangible assets subject to amortization are being amortized using an accelerated method over 8 years, and other intangibles are being amortized on a straight-line basis or an accelerated method over a period of 2 to 3 years. At the time of the acquisition, goodwill of approximately  $1.4 billion was expected to be deductible for tax purposes.

Alltel Divestiture Markets

As a condition of the regulatory approvals by the Department of Justice (DOJ) and the FCC to complete the acquisition in January 2009, Verizon Wireless was required to divest overlapping properties in 105 operating markets in 24 states (Alltel Divestiture Markets). Total assets and total liabilities divested were  $2.6 billion and  $0.1 billion, respectively, principally comprised of network assets, wireless licenses and customer relationships that were included in Prepaid expenses and other current assets and Other current liabilities, respectively, on the accompanying consolidated balance sheet at December 31, 2009.

On May 8, 2009, Verizon Wireless entered into a definitive agreement with AT&T Mobility LLC (AT&T Mobility), a subsidiary of AT&T Inc., pursuant to which AT&T Mobility agreed to acquire 79 of the 105 Alltel Divestiture Markets, including licenses and network assets, for approximately  $2.4 billion in cash. On June 9, 2009, Verizon Wireless entered into a definitive agreement with Atlantic Tele-Network, Inc. (ATN), pursuant to which ATN agreed to acquire the remaining 26 Alltel Divestiture Markets, including licenses and network assets, for  $0.2 billion in cash. During the second quarter of 2010, Verizon Wireless completed both transactions. Upon completion of the divestitures, we recorded a tax charge of approximately  $0.2 billion for the taxable gain associated with the Alltel Divestiture Markets.

Pro Forma Information

The unaudited pro forma information presents the combined operating results of Verizon and Alltel, with the results prior to the acquisition date adjusted to include the pro forma impact of: the elimination of transactions between Verizon and Alltel; the adjustment of amortization of intangible assets and depreciation of fixed assets based on the purchase price allocation; the elimination of merger expenses and management fees incurred by Alltel; and the adjustment of interest expense reflecting the assumption and partial redemption of Alltel's debt and incremental borrowing incurred by Verizon Wireless to complete the acquisition of Alltel.

The unaudited pro forma results are presented for illustrative purposes only and do not reflect the realization of potential cost savings, or any related integration costs. These pro forma results do not purport to be indicative of the results that would have actually been obtained if the merger had occurred as of January 1, 2008, nor does the pro forma data intend to be a projection of results that may be obtained in the future.

The following unaudited pro forma consolidated results of operations assume that the acquisition of Alltel was completed as of January 1, 2008:

(dollars in millions, except per share amounts)
Year ended December 31,	2008
Operating revenues	$ 106,509
Net loss attributable to Verizon	(2,140)

Loss per common share from net loss attributable to Verizon:
Basic	(.75)
Diluted	(.75)

Consolidated results of operations reported for the year ended December 31, 2009 were not significantly different than the pro forma consolidated results of operations assuming the acquisition of Alltel was completed on January 1, 2009.

Acquisition of Rural Cellular Corporation

On August 7, 2008, Verizon Wireless acquired 100% of the outstanding common stock and redeemed all of the preferred stock of Rural Cellular Corporation (Rural Cellular) in a cash transaction valued at approximately  $1.3 billion. The final purchase price allocation primarily resulted in  $1.1 billion of wireless licenses and  $0.9 billion in goodwill. Rural Cellular was a wireless communications service provider operating under the trade name of "Unicel," focusing primarily on rural markets in the United States.

As part of its regulatory approval for the Rural Cellular acquisition, the FCC and DOJ required the divestiture of six operating markets. On December 22, 2008, we exchanged assets acquired from Rural Cellular and an additional cellular license with AT&T for assets having a total aggregate value of approximately  $0.5 billion.

Other

On August 23, 2010, Verizon Wireless acquired the net assets and related customers of six operating markets in Louisiana and Mississippi in a transaction with AT&T Inc. for cash consideration of  $0.2 billion. These assets were acquired to enhance Verizon Wireless' network coverage in these operating markets. The preliminary purchase price allocation primarily resulted in  $0.1 billion of wireless licenses and  $0.1 billion in goodwill.

Terremark Worldwide, Inc.

On January 27, 2011, Verizon announced that it had entered into a definitive agreement to acquire all of the common stock of Terremark Worldwide, Inc., a global provider of IT infrastructure and cloud services, for  $19 per share in cash (or approximately  $1.4 billion). Terremark had approximately  $0.5 billion of debt outstanding as of December 31, 2010. The acquisition, which is subject to the satisfaction of conditions, including the receipt of a regulatory approval, is expected to close in the first quarter of 2011. The acquisition will enhance Verizon's offerings to governmental and large enterprise customers.

Merger Integration and Acquisition Related Charges

During 2010, we recorded pre-tax merger integration charges of  $0.9 billion primarily related to the Alltel acquisition. These charges primarily related to the decommissioning of overlapping cell sites, preacquisition contingencies, handset conversions and trade name amortization.

During 2009, we recorded pre-tax merger integration and acquisition charges of  $1.2 billion. These charges primarily related to the Alltel acquisition and were comprised of trade name amortization, re-branding initiatives and handset conversions. The charges during 2009 were also comprised of transaction fees and costs associated with the acquisition, including fees related to the credit facility that was entered into and utilized to complete the acquisition.

During 2008, we recorded pre-tax charges of  $0.2 billion, primarily comprised of systems integration activities and other costs related to re-branding initiatives, facility exit costs and advertising associated with the MCI acquisition.

Dispositions	12 Months Ended
Dec. 31, 2010
Dispositions
Dispositions

Note 3

Dispositions

Frontier Transaction

On May 13, 2009, we announced plans to spin off a newly formed subsidiary of Verizon (Spinco) to our stockholders and for Spinco to merge with Frontier Communications Corporation (Frontier) immediately following the spin-off pursuant to a definitive agreement with Frontier, with Frontier to be the surviving corporation.
On July 1, 2010, after receiving regulatory approval, we completed the spin-off of the shares of Spinco to Verizon stockholders and the merger of Spinco with Frontier, resulting in Verizon stockholders collectively owning approximately 68 percent of Frontier's equity which was outstanding immediately following the merger. Frontier issued approximately 678.5 million shares of Frontier common stock in the aggregate to Verizon stockholders in the merger, and Verizon stockholders received one share of Frontier common stock for every 4.165977 shares of Verizon common stock they owned as of June 7, 2010. Verizon stockholders received cash in lieu of any fraction of a share of Frontier common stock to which they otherwise were entitled.

At the time of the spin-off and the merger, Spinco held defined assets and liabilities of the local exchange business and related landline activities of Verizon in Arizona, Idaho, Illinois, Indiana, Michigan, Nevada, North Carolina, Ohio, Oregon, South Carolina, Washington, West Virginia and Wisconsin, and in portions of California bordering Arizona, Nevada and Oregon, including Internet access and long distance services and broadband video provided to designated customers in those areas. The transactions did not involve any assets or liabilities of Verizon Wireless. The merger resulted in Frontier acquiring approximately 4 million access lines and certain related businesses from Verizon, which collectively generated revenues of approximately  $4 billion for Verizon's Wireline segment during 2009 and approximately  $1.7 billion of revenue for Verizon's Wireline segment during the six months ended June 30, 2010.

Pursuant to the terms of Verizon's equity incentive plans, shortly following the closing of the spin-off and the merger, the number of outstanding and unvested restricted stock units (RSUs) and performance stock units (PSUs) held by current and former Verizon employees (including Verizon employees who became employees of Frontier in connection with the merger) was increased to reflect a number of additional units approximately equal to the cash value of the Frontier common stock that the holders of the RSUs and PSUs would have received with respect to hypothetical shares of Verizon common stock subject to awards under those plans. In addition, the exercise prices and number of shares of Verizon common stock underlying stock options to purchase shares of Verizon common stock previously granted to employees under equity incentive plans were adjusted pursuant to the terms of those plans to take into account the decrease in the value of Verizon common stock immediately following the spin-off and merger.

The total value of the transaction to Verizon and its stockholders was approximately  $8.6 billion. Verizon stockholders received  $5.3 billion in Frontier common stock (based on the valuation formula contained in the merger agreement with Frontier) as described above, and Verizon received  $3.3 billion in aggregate value, comprised of  $3.1 billion in the form of a special cash payment from Spinco and  $0.3 billion in a reduction in Verizon's consolidated indebtedness. During July 2010, Verizon used the proceeds from the special cash payment to reduce its consolidated indebtedness (see Note 9). The accompanying consolidated financial statements for the year ended December 31, 2010 include these operations prior to the completion of the spin-off on July 1, 2010. The spin-off decreased Goodwill and Total equity by approximately  $0.6 billion and  $1.9 billion, respectively.

On April 12, 2010, Spinco completed a financing of  $3.2 billion in principal amount of notes. The gross proceeds of the offering were deposited into an escrow account. Immediately prior to the spin-off on July 1, 2010, the funds in the escrow account representing the net cash proceeds from the offering were released to Verizon. These proceeds are reflected in the consolidated statement of cash flows as Proceeds from access line spin-off.
Verizon received a ruling from the Internal Revenue Service confirming that both the spin-off and the merger qualify as tax-free transactions for U.S. tax purposes, except to the extent that cash is paid to Verizon shareholders in lieu of fractional shares. In addition, Verizon received a ruling from Canada Revenue Agency confirming that the spin-off qualifies as a tax-free transaction for Canadian tax purposes.

During 2010 and 2009, we recorded pre-tax charges of  $0.5 billion and  $0.2 billion, respectively, primarily for costs incurred related to network, non-network software and other activities to enable the divested markets in the transaction with Frontier to operate on a stand-alone basis subsequent to the closing of the transaction, and professional advisory and legal fees in connection with this transaction. Also included during 2010 are fees related to early extinguishment of debt. During 2009, we also recorded pre-tax charges of  $0.2 billion for costs incurred related to our Wireline cost reduction initiatives.

FairPoint Transaction

On March 31, 2008, we completed the spin-off of the shares of Northern New England Spinco Inc. to Verizon shareowners and the merger of Northern New England Spinco Inc. with FairPoint Communications, Inc. As a result of the spin-off, our net debt was reduced by approximately  $1.4 billion. The consolidated statements of income for the periods presented include the results of operations of the local exchange and related business assets in Maine, New Hampshire and Vermont through the date of completion of the spin-off.

During 2008, we recorded charges of  $0.1 billion, for costs incurred related to the separation of the wireline facilities and operations in Maine, New Hampshire and Vermont from Verizon at the closing of the transaction, as well as for professional advisory and legal fees in connection with this transaction.

Wireless Licenses, Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Wireless Licenses, Goodwill and Other Intangible Assets
Wireless Licenses, Goodwill and Other Intangible Assets

Note 4

Wireless Licenses, Goodwill and Other Intangible Assets

Wireless Licenses

Changes in the carrying amount of wireless licenses are as follows:

(dollars in millions)
Balance at December 31, 2008	$61,974
Wireless licenses acquired (Note 2)	9,444
Capitalized interest on wireless licenses	730
Reclassifications, adjustments and other	(81)

Balance at December 31, 2009	$72,067
Wireless licenses acquired (Note 2)	178
Capitalized interest on wireless licenses	748
Reclassifications, adjustments and other	3

Balance at December 31, 2010	$72,996

During the years ended December 31, 2010 and 2009, approximately  $12.2 billion of wireless licenses were under development for commercial service for which we were capitalizing interest costs. In December 2010, a portion of these licenses were placed in service. Accordingly, approximately  $3.3 billion of wireless licenses continue to be under development for commercial service.

During 2008, Verizon Wireless was the winning bidder in the FCC auction of spectrum in the 700 MHz band and paid the FCC  $9.4 billion to acquire 109 licenses in the 700 MHz band.

The average remaining renewal period of our wireless license portfolio was 6.9 years as of December 31, 2010 (see Note 1, Goodwill and Other Intangible Assets – Intangible Assets Not Subject to Amortization).

Goodwill

Changes in the carrying amount of goodwill are as follows:

	(dollars in millions)
	Domestic Wireless	Wireline	Total
Balance at December 31, 2008	$1,297	$4,738	$6,035
Acquisitions (Note 2)	16,353	–	16,353
Reclassifications, adjustments and other	88	(4)	84

Balance at December 31, 2009	$17,738	$4,734	$22,472
Acquisitions (Note 2)	131	–	131
Dispositions (Note 3)	–	(614)	(614)
Reclassifications, adjustments and other	–	(1)	(1)

Balance at December 31, 2010	$17,869	$4,119	$21,988

Reclassifications, adjustments and other in Domestic Wireless during 2009 relate to the finalization of the Rural Cellular purchase accounting.

Other Intangible Assets

The following table displays the composition of other intangible assets:

(dollars in millions)
	At December 31, 2010			At December 31, 2009
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Other intangible assets:
Customer lists (6 to 8 years)	$3,150	$(1,551)	$1,599	$3,134	$(1,012)	$2,122
Non-network internal-use software (2 to 7 years)	8,446	(4,614)	3,832	8,455	(4,346)	4,109
Other (2 to 25 years)	885	(486)	399	865	(332)	533

Total	$12,481	$(6,651)	$5,830	$12,454	$(5,690)	$6,764

The amortization expense for other intangible assets was as follows:

Years	(dollars in millions)
2010	$1,812
2009	1,970
2008	1,383

Estimated annual amortization expense for other intangible assets is as follows:

Years	(dollars in millions)
2011	$1,656
2012	1,335
2013	1,100
2014	729
2015	512

Plant, Property and Equipment	12 Months Ended
Dec. 31, 2010
Plant, Property and Equipment
Plant, Property and Equipment

Note 5

Plant, Property and Equipment

The following table displays the details of Plant, property and equipment, which is stated at cost:

	(dollars in millions)
At December 31,	2010	2009
Land	$865	$925
Buildings and equipment	21,064	21,492
Network equipment	170,086	184,547
Furniture, office and data processing equipment	8,301	9,083
Work in progress	4,375	4,194
Leasehold improvements	4,816	4,694
Vehicles and other	2,148	4,808

	211,655	229,743
Less accumulated depreciation	123,944	137,758

Total	$87,711	$91,985

Investments in Unconsolidated Businesses	12 Months Ended
Dec. 31, 2010
Investments in Unconsolidated Businesses
Investments in Unconsolidated Businesses

Note 6

Investments in Unconsolidated Businesses

Our investments in unconsolidated businesses are comprised of the following:

	(dollars in millions)
At December 31,	Ownership	2010	2009
Equity Investees
Vodafone Omnitel	23.1%	$2,002	$1,978
Other	Various	1,471	1,130

Total equity investees		3,473	3,108

Cost Investees	Various	24	10

Total investments in unconsolidated businesses		$3,497	$3,118

Dividends and repatriations of foreign earnings received from these investees amounted to  $0.5 billion in 2010,  $0.9 billion in 2009 and  $0.8 billion in 2008.

Equity Method Investments

Vodafone Omnitel

Vodafone Omnitel N.V. (Vodafone Omnitel) is the second largest wireless communications company in Italy. At December 31, 2010 and 2009, our investment in Vodafone Omnitel included goodwill of  $1.1 billion.

Other Equity Investees

We have limited partnership investments in entities that invest in affordable housing projects, for which we provide funding as a limited partner and receive tax deductions and tax credits based on our partnership interests. At December 31, 2010 and 2009, we had equity investments in these partnerships of  $1.2 billion and  $0.9 billion, respectively. We adjust the carrying value of these investments for any losses incurred by the limited partnerships through earnings.

The remaining investments include wireless partnerships in the U.S. and other smaller domestic and international investments.

Cost Method Investments

Some of our cost investments are carried at their current market value. Other cost investments are carried at their original cost if the current market value is not readily determinable. We do however, adjust the carrying value of these securities in cases where we have determined that a decline in their estimated market value is other-than-temporary.

Summarized Financial Information

Summarized financial information for our equity investees is as follows:

Balance Sheet

	(dollars in millions)
At December 31,	2010	2009
Current assets	$3,620	$3,588
Noncurrent assets	7,568	8,179

Total assets	$11,188	$11,767

Current liabilities	$5,509	$6,804
Noncurrent liabilities	8	49
Equity	5,671	4,914

Total liabilities and equity	$11,188	$11,767

Income Statement

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Net revenue	$12,356	$12,903	$13,077
Operating income	4,156	4,313	3,820
Net income	2,563	2,717	2,634

Noncontrolling Interest	12 Months Ended
Dec. 31, 2010
Noncontrolling Interest
Noncontrolling Interest

Note 7

Noncontrolling Interest

Noncontrolling interests in equity of subsidiaries were as follows:

	(dollars in millions)
At December 31,	2010	2009
Noncontrolling interests in consolidated subsidiaries:
Verizon Wireless	$47,557	$41,950
Wireless partnerships	786	811

	$48,343	$42,761

Wireless Joint Venture

Our Domestic Wireless segment, Cellco Partnership doing business as Verizon Wireless (Verizon Wireless) is a joint venture formed in April 2000 by the combination of the U.S. wireless operations and interests of Verizon and Vodafone. Verizon owns a controlling 55% interest in Verizon Wireless and Vodafone owns the remaining 45%.

Leasing Arrangements	12 Months Ended
Dec. 31, 2010
Leasing Arrangements
Leasing Arrangements

Note 8

Leasing Arrangements

As Lessor

We are the lessor in leveraged and direct financing lease agreements for commercial aircraft, power generating facilities, telecommunications equipment, real estate property and other equipment. These leases have remaining terms of up to 40 years as of December 31, 2010. In addition, we lease space on certain of our cell towers to other wireless carriers. Minimum lease payments receivable represent unpaid rentals, less principal and interest on third-party nonrecourse debt relating to leveraged lease transactions. Since we have no general liability for this debt, which holds a senior security interest in the leased equipment and rentals, the related principal and interest have been offset against the minimum lease payments receivable in accordance with GAAP. All recourse debt is reflected in our consolidated balance sheets.

At each reporting period, we monitor the credit quality of the various lessees in our portfolios. Regarding the leveraged lease portfolio, external credit reports are used where available and where not available we use internally developed indicators. These indicators or internal credit risk grades factor historic loss experience, the value of the underlying collateral, delinquency trends, industry and general economic conditions. The credit quality of our lessees vary from AAA to B-. All accounts are current as of the end of this reporting period. For each reporting period the leveraged leases within the portfolio are reviewed for indicators of impairment where it is probable the rent due according to the contractual terms of the lease will not be collected. Currently there are no impaired leases.

Finance lease receivables, which are included in Prepaid expenses and other and Other assets in our consolidated balance sheets are comprised of the following:

				(dollars in millions)
At December 31,			2010			2009
	Leveraged Leases	Direct Finance Leases	Total	Leveraged Leases	Direct Finance Leases	Total

Minimum lease payments receivable	$2,360	$155	$2,515	$2,504	$166	$2,670
Estimated residual value	1,305	7	1,312	1,410	12	1,422
Unearned income	(1,140)	(20)	(1,160)	(1,251)	(19)	(1,270)

Total	$2,525	$142	$2,667	$2,663	$159	$2,822

Allowance for doubtful accounts			(152)			(158)

Finance lease receivables, net			$2,515			$2,664

Prepaid expenses and other			$59			$72
Other assets			2,456			2,592

			$2,515			$2,664

Accumulated deferred taxes arising from leveraged leases, which are included in Deferred income taxes, amounted to  $2.0 billion at December 31, 2010 and  $2.1 billion at December 31, 2009.

The following table is a summary of the components of income from leveraged leases:

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Pretax income	$74	$83	$74
Income tax expense	32	34	30

The future minimum lease payments to be received from noncancelable capital leases (direct financing and leveraged leases), net of nonrecourse loan payments related to leveraged leases and allowances for doubtful accounts, along with payments relating to operating leases for the periods shown at December 31, 2010, are as follows:

	(dollars in millions)
Years	Capital Leases	Operating Leases
2011	$194	$109
2012	156	89
2013	151	71
2014	129	51
2015	85	26
Thereafter	1,800	40

Total	$2,515	$386

As Lessee

We lease certain facilities and equipment for use in our operations under both capital and operating leases. Total rent expense under operating leases amounted to  $2.5 billion in 2010 and 2009, and  $2.2 billion in 2008.

Amortization of capital leases is included in Depreciation and amortization expense in the consolidated statements of income. Capital lease amounts included in Plant, property and equipment are as follows:

	(dollars in millions)
At December 31,	2010	2009
Capital leases	$321	$357
Less accumulated amortization	79	126

Total	$242	$231

The aggregate minimum rental commitments under noncancelable leases for the periods shown at December 31, 2010, are as follows:

	(dollars in millions)
Years	Capital Leases	Operating Leases
2011	$97	$1,898
2012	74	1,720
2013	70	1,471
2014	54	1,255
2015	42	1,012
Thereafter	81	5,277

Total minimum rental commitments	418	$12,633

Less interest and executory costs	86

Present value of minimum lease payments	332
Less current installments	75

Long-term obligation at December 31, 2010	$257

As of December 31, 2010, the total minimum sublease rentals to be received in the future under noncancelable operating subleases was not significant.

Debt	12 Months Ended
Dec. 31, 2010
Debt
Debt

Note 9

Debt

Changes to debt during 2010 are as follows:

(dollars in millions)	Debt Maturing within One Year	Long-term Debt	Total
Balance at January 1, 2010	$7,205	$55,051	$62,256
Repayments of long-term borrowings and capital lease obligations	(6,118)	(2,018)	(8,136)
Decrease in short-term obligations, excluding current maturities	(1,097)	–	(1,097)
Reclassifications of long-term debt	7,362	(7,362)	–
Other	190	(419)	(229)

Balance at December 31, 2010	$7,542	$45,252	$52,794

Debt maturing within one year is as follows:

	(dollars in millions)
At December 31,	2010	2009
Long-term debt maturing within one year	$7,542	$6,105
Commercial paper	–	1,100

Total debt maturing within one year	$7,542	$7,205

At December 31, 2010, there was no commercial paper outstanding. The weighted average interest rate for our commercial paper outstanding at December 31, 2009 was 0.7%.

Capital expenditures (primarily acquisition and construction of network assets) are partially financed pending long-term financing through bank loans and the issuance of commercial paper payable within 12 months.

On April 14, 2010, we terminated all commitments under our previous  $5.3 billion 364-day credit facility with a syndicate of lenders and entered into a new  $6.2 billion three-year credit facility with a group of major financial institutions. As of December 31, 2010, the unused borrowing capacity under the three-year credit facility was approximately  $6.1 billion.

Long-Term Debt

Outstanding long-term debt obligations are as follows:

	(dollars in millions)
At December 31,	Interest Rates %	Maturities	2010	2009
Verizon Communications – notes payable and other	4.35 – 5.50	2011 – 2018	$6,062	$6,196
	5.55 – 6.90	2012– 2038	10,441	10,386
	7.35 – 8.95	2012– 2039	7,677	9,671

Verizon Wireless – notes payable and other	3.75 – 5.55	2011– 2014	7,000	7,000
	7.38 – 8.88	2011– 2018	5,975	6,118
	Floating	2011	1,250	6,246
Verizon Wireless – Alltel assumed notes	6.50 – 7.88	2012– 2032	2,315	2,334

Telephone subsidiaries – debentures	4.63 – 7.00	2011– 2033	7,937	8,797
	7.15 – 7.88	2012– 2032	1,449	1,449
	8.00 – 8.75	2011– 2031	880	1,080

Other subsidiaries – debentures and other	6.84 – 8.75	2018– 2028	1,700	1,700

Employee stock ownership plan loans	-	-	-	23

Capital lease obligations (average rates of 6.8% and 6.3%, respectively)			332	397
Unamortized discount, net of premium			(224)	(241)

Total long-term debt, including current maturities			52,794	61,156
Less long-term debt maturing within one year			7,542	6,105

Total long-term debt			$45,252	$55,051

Notes Payable and Other

2010

During July 2010, Verizon received approximately  $3.1 billion in cash in connection with the completion of the spin-off and merger of Spinco (see Note 3). This special cash payment was subsequently used to redeem  $2.0 billion of 7.25% Verizon Communications Notes due December 2010 at a redemption price of 102.7% of the principal amount of the notes, plus accrued and unpaid interest through the date of redemption, as well as other short-term borrowings. In addition, during 2010 Verizon repaid  $0.2 billion of floating rate vendor financing debt.

During 2011,  $0.5 billion of 5.35% Verizon Communications notes matured and were repaid and Verizon utilized  $0.3 billion of a fixed rate vendor financing facility.

2009

During 2009, Verizon issued  $1.8 billion of 6.35% notes due 2019 and  $1.0 billion of 7.35% Notes due 2039, resulting in cash proceeds of  $2.7 billion, net of discounts and issuance costs, which was used to reduce our commercial paper borrowings, repay maturing debt and for general corporate purposes. In January 2009, Verizon utilized a  $0.2 billion floating rate vendor financing facility. In addition, during 2009  $0.5 billion of floating rate Notes due 2009 and  $0.1 billion of 8.23% Verizon Notes matured and were repaid.

Verizon Wireless – Notes Payable and Other

Verizon Wireless Capital LLC, a wholly owned subsidiary of Verizon Wireless, is a limited liability company formed under the laws of Delaware on December 7, 2001 as a special purpose finance subsidiary to facilitate the offering of debt securities of Verizon Wireless by acting as co-issuer. Other than the financing activities as a co-issuer of Verizon Wireless indebtedness, Verizon Wireless Capital LLC has no material assets, operations or revenues. Verizon Wireless is jointly and severally liable with Verizon Wireless Capital LLC for co-issued notes, as indicated below.

2010

On June 28, 2010, Verizon Wireless exercised its right to redeem the outstanding  $1.0 billion of aggregate floating rate notes due June 2011 at a redemption price of 100% of the principal amount of the notes, plus accrued and unpaid interest through the date of redemption. In addition, during 2010, Verizon Wireless repaid the remaining  $4.0 billion of borrowings that were outstanding under a  $4.4 billion Three-Year Term Loan Facility Agreement with a maturity date of September 2011 (Three-Year Term Loan Facility). No borrowings remain outstanding under this facility as of December 31, 2010 and this facility has been cancelled.

2009

During November 2009, Verizon Wireless and Verizon Wireless Capital LLC completed an exchange offer to exchange privately placed notes issued in November 2008, and February and May 2009 for new notes with similar terms.

In June 2009, Verizon Wireless issued  $1.0 billion aggregate principal amount of floating rate notes due 2011.

In May 2009, Verizon Wireless and Verizon Wireless Capital LLC co-issued  $4.0 billion aggregate principal amount of two-year fixed and floating rate notes in a private placement resulting in cash proceeds of approximately  $4.0 billion, net of discounts and issuance costs. In February 2009, Verizon Wireless and Verizon Wireless Capital LLC co-issued  $4.3 billion aggregate principal amount of three and five-year fixed rate notes in a private placement resulting in cash proceeds of  $4.2 billion, net of discounts and issuance costs.

In August 2009, Verizon Wireless repaid  $0.4 billion of borrowings that were outstanding under the Three-Year Term Loan Facility, reducing the outstanding borrowings under this facility to  $4.0 billion as of December 31, 2009.

Telephone and Other Subsidiary Debt

During 2010,  $0.3 billion of 6.125% and  $0.2 billion of 8.625% Verizon New York Inc. Debentures,  $0.2 billion of 6.375% Verizon North Inc. Debentures and  $0.2 billion of 6.3% Verizon Northwest Inc. Debentures matured and were repaid. During 2009, we redeemed  $0.1 billion of 6.8% Verizon New Jersey Inc. Debentures,  $0.3 billion of 6.7% Debentures and  $0.2 billion of 5.5% Verizon California Inc. Debentures and  $0.2 billion of 5.875% Verizon New England Inc. Debentures. In April 2009, we redeemed  $0.5 billion of 7.51% GTE Corporation Debentures.

Guarantees

We guarantee the debt obligations of GTE Corporation (but not the debt of its subsidiary or affiliate companies) that were issued and outstanding prior to July 1, 2003. As of December 31, 2010,  $1.7 billion principal amount of these obligations remain outstanding.

Debt Covenants

We and our consolidated subsidiaries are in compliance with all debt covenants.

Maturities of Long-Term Debt

Maturities of long-term debt outstanding at December 31, 2010 are as follows:

Years	(dollars in millions)
2011	$7,542
2012	5,902
2013	5,915
2014	3,529
2015	1,201
Thereafter	28,705

Fair Value Measurements and Financial Instruments	12 Months Ended
Dec. 31, 2010
Fair Value Measurements and Financial Instruments
Fair Value Measurements and Financial Instruments

Note 10

Fair Value Measurements and Financial Instruments

The following table presents the balances of assets measured at fair value on a recurring basis as of December 31, 2010:

			(dollars in millions)
	Level 1	Level 2	Level 3	Total
Assets:
Short-term investments:
Equity securities	$281	$–	$–	$281
Fixed income securities	8	256	–	264
Other current assets:
Interest rate swaps	–	42	–	42
Cross currency swaps	–	7	–	7
Other assets:
Equity securities	285	–	–	285
Fixed income securities	205	766	–	971
Interest rate swaps	–	278	–	278
Forward interest rate swaps	–	108	–	108
Cross currency swaps	–	101	–	101

Total	$779	$1,558	$–	$2,337

Equity securities consist of investments in common stock of domestic and international corporations in a variety of industry sectors and are generally measured using quoted prices in active markets and are classified as Level 1.

Fixed income securities consist primarily of investments in U.S. Treasuries and agencies, as well as municipal bonds. We use quoted prices in active markets for our U.S. Treasury securities, and therefore these securities are classified as Level 1. For all other fixed income securities that do not have quoted prices in active markets, we use alternative matrix pricing as a practical expedient resulting in these debt securities being classified as Level 2.

Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments.

We recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers within the fair value hierarchy during 2010.

Fair Value of Short-term and Long-term Debt

The fair value of our short-term and long-term debt, excluding capital leases, is determined based on market quotes for similar terms and maturities or future cash flows discounted at current rates. The fair value of our short-term and long-term debt, excluding capital leases, was as follows:

			(dollars in millions)
At December 31,		2010		2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short and long-term debt, excluding capital leases	$52,462	$59,020	$61,859	$67,359

Derivatives

Interest Rate Swaps

We have entered into domestic interest rate swaps to achieve a targeted mix of fixed and variable rate debt, where we principally receive fixed rates and pay variable rates based on London Interbank Offered Rate (LIBOR). These swaps are designated as fair value hedges and hedge against changes in the fair value of our debt portfolio. We record the interest rate swaps at fair value on our consolidated balance sheets as assets and liabilities. Changes in the fair value of the interest rate swaps are recorded to Interest expense, which are offset by changes in the fair value of the debt due to changes in interest rates. The fair value of these contracts was  $0.3 billion and  $0.2 billion at December 31, 2010 and December 31, 2009, respectively, and are primarily included in Other assets and Long-term debt. As of December 31, 2010, the total notional amount of these interest rate swaps was  $6.0 billion.  During February 2011, we entered into interest rate swaps, designated as fair value hedges, with a notional amount of approximately  $3.0 billion.

Forward Interest Rate Swaps

In order to manage our exposure to future interest rate changes, during 2010, we entered into forward interest rate swaps with a total notional value of  $1.4 billion. We have designated these contracts as cash flow hedges. The fair value of these contracts was  $0.1 billion at December 31, 2010 and the contracts are included in Other assets. On or before February 7, 2011, Verizon terminated these forward interest rate swaps.

Cross Currency Swaps

Verizon Wireless has entered into cross currency swaps designated as cash flow hedges to exchange approximately  $2.4 billion British Pound Sterling and Euro denominated debt into U.S. dollars and to fix our future interest and principal payments in U.S. dollars, as well as mitigate the impact of foreign currency transaction gains or losses. The fair value of these swaps included primarily in Other assets was approximately  $0.1 billion and  $0.3 billion at December 31, 2010 and December 31, 2009, respectively. During 2010 and 2009, a pre-tax loss of  $0.2 billion and a pre-tax gain of  $0.3 billion, respectively, was recognized in Other comprehensive income, a portion of which was reclassified to Other income and (expense), net to offset the related pre-tax foreign currency transaction gain on the underlying debt obligations.

Prepaid Forward Agreement

During the first quarter of 2009, we entered into a privately negotiated prepaid forward agreement for 14 million shares of Verizon common stock at a cost of approximately  $0.4 billion. We terminated the prepaid forward agreement with respect to 5 million of the shares during the fourth quarter of 2009 and 9 million of the shares during the first quarter of 2010, which resulted in the delivery of those shares to Verizon.

Alltel Interest Rate Swaps

As a result of the Alltel acquisition, Verizon Wireless acquired seven interest rate swap agreements with a notional value of  $9.5 billion that paid fixed and received variable rates based on three-month and one-month LIBOR with maturities ranging from 2009 to 2013. During 2009, we settled all of these agreements for a gain that was not significant. Changes in the fair value of these swaps were recorded in earnings through settlement.

Concentrations of Credit Risk

Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, certain notes receivable, including lease receivables, and derivative contracts. Our policy is to deposit our temporary cash investments with major financial institutions. Counterparties to our derivative contracts are also major financial institutions. The financial institutions have all been accorded high ratings by primary rating agencies. We limit the dollar amount of contracts entered into with any one financial institution and monitor our counterparties' credit ratings. We generally do not give or receive collateral on swap agreements due to our credit rating and those of our counterparties. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect the settlement of these transactions to have a material effect on our results of operations or financial condition.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation
Stock-Based Compensation

Note 11

Stock-Based Compensation

Verizon Communications Long-Term Incentive Plan

The 2009 Verizon Communications Inc. Long-Term Incentive Plan (the Plan) permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units and other awards. The maximum number of shares available for awards from the Plan is 119.6 million shares.

Restricted Stock Units

The Plan provides for grants of Restricted Stock Units (RSUs) that generally vest at the end of the third year after the grant. The RSUs granted prior to January 1, 2010 are classified as liability awards because the RSUs will be paid in cash upon vesting. The RSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the performance of Verizon common stock. The RSUs granted subsequent to January 1, 2010 are classified as equity awards because these RSUs will be paid in Verizon common stock upon vesting. The RSU equity awards are measured using the grant date fair value of Verizon common stock and are not remeasured at the end of each reporting period. Dividend equivalent units are also paid to participants at the time the RSU award is paid, and in the same proportion as the RSU award.

Performance Stock Units

The Plan also provides for grants of Performance Stock Units (PSUs) that generally vest at the end of the third year after the grant. As defined by the Plan, the Human Resources Committee of the Board of Directors determines the number of PSUs a participant earns based on the extent to which the corresponding goal has been achieved over the three-year performance cycle. All payments are subject to approval by the Human Resources Committee. The PSUs are classified as liability awards because the PSU awards are paid in cash upon vesting. The PSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the price of Verizon common stock as well as performance relative to the targets. Dividend equivalent units are also paid to participants at the time that the PSU award is determined and paid, and in the same proportion as the PSU award.

The following table summarizes Verizon's Restricted Stock Unit and Performance Stock Unit activity:

(shares in thousands)	Restricted Stock Units	Performance Stock Units
Outstanding January 1, 2008	21,573	32,135
Granted	7,277	11,194
Payments	(6,869)	(7,597)
Cancelled/Forfeited	(161)	(2,518)

Outstanding December 31, 2008	21,820	33,214
Granted	7,101	14,079
Payments	(9,357)	(17,141)
Cancelled/Forfeited	(121)	(257)

Outstanding December 31, 2009	19,443	29,895
Granted	8,422	17,311
Payments	(6,788)	(14,364)
Cancelled/Forfeited	(154)	(462)

Outstanding December 31, 2010	20,923	32,380

As of December 31, 2010, unrecognized compensation expense related to the unvested portion of Verizon's RSUs and PSUs was approximately  $0.3 billion and is expected to be recognized over a weighted-average period of approximately two years.

The RSUs granted in 2010, and classified as equity awards, have a weighted average grant date fair value of  $28.63. During 2010, 2009 and 2008, we paid  $0.7 billion,  $0.9 billion and  $0.6 billion, respectively, to settle RSUs and PSUs classified as liability awards.

Verizon Wireless' Long-Term Incentive Plan

The 2000 Verizon Wireless Long-Term Incentive Plan (the Wireless Plan) provides compensation opportunities to eligible employees of Verizon Wireless (the Partnership). The Wireless Plan provides rewards that are tied to the long-term performance of the Partnership. Under the Wireless Plan, Value Appreciation Rights (VARs) were granted to eligible employees. As of December 31, 2010, all VARs were fully vested. We have not granted new VARs since 2004.

VARs reflect the change in the value of the Partnership, as defined in the Wireless Plan. Similar to stock options, the valuation is determined using a Black-Scholes model. Once VARs become vested, employees can exercise their VARs and receive a payment that is equal to the difference between the VAR price on the date of grant and the VAR price on the date of exercise, less applicable taxes. VARs are fully exercisable three years from the date of grant, with a maximum term of 10 years. All VARs were granted at a price equal to the estimated fair value of the Partnership, as defined in the Wireless Plan, at the date of the grant.

The following table summarizes the assumptions used in the Black-Scholes model during 2010:

Ranges
Risk-free rate	0.14% - 0.88%
Expected term (in years)	0.03 - 2.00
Expected volatility	31.05% - 47.56%

The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of the measurement date. Expected volatility was based on a blend of the historical and implied volatility of publicly traded peer companies for a period equal to the VARs expected life ending on the measurement date.

The following table summarizes the Value Appreciation Rights activity:

(shares in thousands)	VARs	Weighted-Average Grant-Date Fair Value
Outstanding rights, January 1, 2008	60,412	$17.58
Exercised	(31,817)	18.47
Cancelled/Forfeited	(351)	19.01

Outstanding rights, December 31, 2008	28,244	16.54
Exercised	(11,442)	16.53
Cancelled/Forfeited	(211)	17.63

Outstanding rights, December 31, 2009	16,591	16.54
Exercised	(4,947)	24.47
Cancelled/Forfeited	(75)	22.72

Outstanding rights, December 31, 2010	11,569	13.11

During 2010, 2009 and 2008, we paid  $0.1 billion,  $0.2 billion and  $0.6 billion, respectively, to settle VARs classified as liability awards.

Stock-Based Compensation Expense

After-tax compensation expense for stock-based compensation related to RSUs, PSUs, and VARs described above included in net income attributable to Verizon was  $0.5 billion,  $0.5 billion and  $0.4 billion for 2010, 2009 and 2008, respectively.

Stock Options

The Plan provides for grants of stock options to participants at an option price per share of 100% of the fair market value of Verizon common stock on the date of grant. Each grant has a 10-year life, vesting equally over a three-year period, starting at the date of the grant. We have not granted new stock options since 2004.

The following table summarizes Verizon's stock option activity:

(shares in thousands)	Stock Options	Weighted-Average Exercise Price
Outstanding, January 1, 2008	181,858	$45.94
Exercised	(227)	36.54
Cancelled/Forfeited	(41,473)	46.28

Outstanding, December 31, 2008	140,158	45.86
Exercised	(2)	25.32
Cancelled/Forfeited	(32,391)	50.31

Outstanding, December 31, 2009	107,765	44.52
Exercised	(372)	34.51
Cancelled/Forfeited	(50,549)	44.90

Outstanding, December 31, 2010	56,844	44.25

All stock options outstanding at December 31, 2010, 2009 and 2008 were exercisable.

The following table summarizes information about Verizon's stock options outstanding as of December 31, 2010:

Range of Exercise Prices	Stock Options (in thousands)	Weighted-Average Remaining Life (years)	Weighted-Average Exercise Price
$ 20.00 - 29.99	34	1.7	$27.91
30.00 - 39.99	18,146	2.6	35.02
40.00 - 49.99	19,973	1.1	45.21
50.00 - 59.99	18,691	0.1	52.21

Total	56,844	1.2	44.25

The total intrinsic value for stock options outstanding and stock options exercised, and the after-tax compensation expense for stock options was not significant as of and for the years ended December 31, 2010, 2009 and 2008, respectively.

Employee Benefits	12 Months Ended
Dec. 31, 2010
Employee Benefits
Employee Benefits

Note 12

Employee Benefits

We maintain non-contributory defined benefit pension plans for many of our employees. In addition, we maintain postretirement health care and life insurance plans for our retirees and their dependents, which are both contributory and non-contributory, and include a limit on the Company's share of the cost for certain recent and future retirees. We also sponsor defined contribution savings plans to provide opportunities for eligible employees to save for retirement on a tax-deferred basis. We use a measurement date of December 31 for our pension and postretirement health care and life insurance plans. See Note 1 regarding the change in accounting for benefit plans.

Pension and Other Postretirement Benefits

Pension and other postretirement benefits for many of our employees are subject to collective bargaining agreements. Modifications in benefits have been bargained from time to time, and we may also periodically amend the benefits in the management plans. The following tables summarize benefit costs, as well as the benefit obligations, plan assets, funded status and rate assumptions associated with pension and postretirement health care and life insurance benefit plans.

Obligations and Funded Status

			(dollars in millions)
	Pension		Health Care and Life

At December 31,	2010	2009	2010	2009
Change in Benefit Obligations
Beginning of year	$31,818	$30,394	$27,337	$27,096
Service cost	353	384	305	311
Interest cost	1,797	1,924	1,639	1,766
Plan amendments	(212)	–	(2,580)	(5)
Actuarial (gain) loss, net	748	2,056	826	(469)
Benefits paid	(1,996)	(2,565)	(1,675)	(1,740)
Termination benefits	687	75	–	18
Curtailment (gain) loss, net	61	1,245	132	352
Acquisitions and divestitures, net	(581)	192	(266)	8
Settlements paid	(3,458)	(1,887)	–	–

End of year	$29,217	$31,818	$25,718	$27,337

Change in Plan Assets
Beginning of year	$28,592	$27,791	$3,091	$2,555
Actual return on plan assets	3,089	4,793	319	638
Company contributions	138	337	1,210	1,638
Benefits paid	(1,996)	(2,565)	(1,675)	(1,740)
Settlements paid	(3,458)	(1,887)	–	–
Acquisitions and divestitures, net	(551)	123	–	–

End of year	$25,814	$28,592	$2,945	$3,091

Funded Status

End of year	$(3,403)	$(3,226)	$(22,773)	$(24,246)

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2010	2009	2010	2009
Amounts recognized on the balance sheet
Noncurrent assets	$398	$3,141	$–	$–
Current liabilities	(146)	(139)	(581)	(542)
Noncurrent liabilities	(3,655)	(6,228)	(22,192)	(23,704)

Total	$(3,403)	$(3,226)	$(22,773)	$(24,246)

Amounts recognized in Accumulated Other Comprehensive Loss (Pretax)
Prior service cost	$554	$999	$(567)	$2,667

Total	$554	$999	$(567)	$2,667

Beginning in 2013, as a result of federal health care reform, Verizon will no longer file for the Retiree Drug Subsidy (RDS) and will instead contract with a Medicare Part D plan on a group basis to provide prescription drug benefits to Medicare eligible retirees. This change to our Medicare Part D strategy, resulted in the adoption of plan amendments during the fourth quarter of 2010, which will allow the company to be eligible for greater Medicare Part D plan subsidies over time.

The accumulated benefit obligation for all defined benefit pension plans was  $28.5 billion and  $30.8 billion at December 31, 2010 and 2009, respectively.

Information for pension plans with an accumulated benefit obligation in excess of plan assets follows:

	(dollars in millions)
At December 31,	2010	2009
Projected benefit obligation	$28,329	$28,719
Accumulated benefit obligation	27,752	28,128
Fair value of plan assets	24,529	22,352

Net Periodic Cost

The following table summarizes the benefit (income) cost related to our pension and postretirement health care and life insurance plans:

	(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2010	2009	2008	2010	2009	2008
Service cost	$353	$384	$382	$305	$311	$306
Amortization of prior service cost	109	112	62	375	401	395

Subtotal	462	496	444	680	712	701
Expected return on plan assets	(2,176)	(2,216)	(3,444)	(252)	(205)	(331)
Interest cost	1,797	1,924	1,966	1,639	1,766	1,663

Subtotal	83	204	(1,034)	2,067	2,273	2,033
Remeasurement (gain) loss, net	(166)	(515)	13,946	758	(901)	1,069

Net periodic benefit (income) cost	(83)	(311)	12,912	2,825	1,372	3,102
Curtailment and termination benefits	860	1,371	32	386	532	31

Total	$777	$1,060	$12,944	$3,211	$1,904	$3,133

Other pre-tax changes in plan assets and benefit obligations recognized in other comprehensive (income) loss are as follows:

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2010	2009	2010	2009
Prior service cost	$(336)	$(51)	$(2,859)	$(167)
Reversal of amortization items
Prior service cost	(109)	(112)	(375)	(401)

Total recognized in other comprehensive (income) loss (pretax)	$(445)	$(163)	$(3,234)	$(568)

The estimated prior service cost for the defined benefit pension plans that will be amortized from Accumulated other comprehensive income into net periodic benefit cost over the next fiscal year is  $0.1 billion. The estimated prior service cost for the defined benefit postretirement plans that will be amortized from Accumulated other comprehensive loss into net periodic benefit cost over the next fiscal year is ( $0.1) billion.

Assumptions

The weighted-average assumptions used in determining benefit obligations follow:

	Pension		Health Care and Life
At December 31,	2010	2009	2010	2009
Discount rate	5.75%	6.25%	5.75%	6.25%
Rate of compensation increases	3.00	4.00	N/A	N/A

The weighted-average assumptions used in determining net periodic cost follow:

	Pension			Health Care and Life
Years Ended December 31,	2010	2009	2008	2010	2009	2008
Discount rate	6.25%	6.75%	6.50%	6.25%	6.75%	6.50%
Expected return on plan assets	8.50	8.50	8.50	8.25	8.25	8.25
Rate of compensation increase	4.00	4.00	4.00	N/A	N/A	4.00

In order to project the long-term target investment return for the total portfolio, estimates are prepared for the total return of each major asset class over the subsequent 10-year period, or longer. Those estimates are based on a combination of factors including the current market interest rates and valuation levels, consensus earnings expectations, historical long-term risk premiums and value-added. To determine the aggregate return for the pension trust, the projected return of each individual asset class is then weighted according to the allocation to that investment area in the trust's long-term asset allocation policy.

The assumed Health Care Cost Trend Rates follow:

	Health Care and Life
At December 31,	2010	2009	2008
Healthcare cost trend rate assumed for next year	7.75%	8.00%	9.00%
Rate to which cost trend rate gradually declines	5.00	5.00	5.00
Year the rate reaches level it is assumed to remain thereafter	2016	2014	2014

A one-percentage-point change in the assumed health care cost trend rate would have the following effects:

	(dollars in millions)
One-Percentage-Point	Increase	Decrease
Effect on 2010 service and interest cost	$232	$(191)
Effect on postretirement benefit obligation as of December 31, 2010	2,788	(2,303)

Plan Assets

Our portfolio strategy emphasizes a long-term equity orientation, significant global diversification, the use of both public and private investments and financial and operational risk controls. Our diversification and risk control processes serve to minimize the concentration of risk. Assets are allocated according to long-term risk and return estimates. Both active and passive management approaches are used depending on perceived market efficiencies and various other factors.

While target allocation percentages will vary over time, the company's overall investment strategy is to achieve a mix of assets, which allows us to meet projected benefits payments while taking into consideration risk and return. The target allocations for plan assets are currently 46% public equity, 32% fixed income, 14% private equity, 6% real estate and 2% cash. Our target policies are revisited periodically to ensure they are in line with fund objectives. There are no significant concentrations of risk, in terms of sector, industry, geography or company names.

Pension and healthcare and life plans assets include Verizon common stock of  $0.1 billion at December 31, 2010 and 2009.

Pension Plans

The fair values for the pension plans by asset category at December 31, 2010 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,175	$2,126	$49	$–
Equity securities	10,158	9,052	1,106	–
Fixed income securities
U.S. Treasuries and agencies	599	141	458	–
Corporate bonds	1,615	233	1,202	180
International bonds	910	20	890	–
Other	502	–	502	–
Real estate	1,769	–	–	1,769
Other
Private equity	5,889	–	40	5,849
Hedge funds	2,197	–	1,481	716

Total	$25,814	$11,572	$5,728	$8,514

The fair values for the pension plans by asset category at December 31, 2009 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,299	$2,288	$11	$–
Equity securities	12,691	11,533	1,158	–
Fixed income securities
U.S. Treasuries and agencies	1,095	428	667	–
Corporate bonds	2,531	73	2,321	137
International bonds	1,112	768	344	–
Other	646	–	646	–
Real estate	1,541	–	–	1,541
Other
Private equity	5,362	–	26	5,336
Hedge funds	1,315	–	1,315	–

Total	$28,592	$15,090	$6,488	$7,014

The following is a reconciliation of the beginning and ending balance of pension plan assets that are measured at fair value using significant unobservable inputs:

	(dollars in millions)
	Corporate Bonds	Real Estate	Private Equity	Hedge Funds	Total
Balance at December 31, 2008	$23	$1,665	$5,101	$–	$6,789
Actual gain (loss) on plan assets	26	(455)	(5)	–	(434)
Purchases and sales	84	331	263	–	678
Transfers in and/or out of Level 3	4	–	(23)	–	(19)

Balance at December 31, 2009	$137	$1,541	$5,336	$–	$7,014
Actual gain (loss) on plan assets	3	(49)	518	24	496
Purchases and sales	37	294	(5)	109	435
Transfers in and/or out of Level 3	3	(17)	–	583	569

Balance at December 31, 2010	$180	$1,769	$5,849	$716	$8,514

Health Care and Life Plans

The fair values for the other postretirement benefit plans by asset category at December 31, 2010 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$394	$21	$373	$–
Equity securities	1,919	1,202	717	–
Fixed income securities
U.S. Treasuries and agencies	80	47	33	–
Corporate bonds	173	58	115	–
International bonds	125	8	117	–
Other	198	–	198	–
Other	56	–	56	–

Total	$2,945	$1,336	$1,609	$–

The fair values for the other postretirement benefit plans by asset category at December 31, 2009 are as follows:

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$166	$27	$139	$–
Equity securities	2,240	1,681	559	–
Fixed income securities
U.S. Treasuries and agencies	61	36	25	–
Corporate bonds	275	42	233	–
International bonds	81	13	68	–
Other	231	–	231	–
Other	37	–	37	–

Total	$3,091	$1,799	$1,292	$–

Plan assets are recognized and measured at fair value in accordance with the accounting standards regarding fair value measurements. The following are general descriptions of asset categories, as well as the valuation methodologies and inputs used to determine the fair value of each major category of assets.

Cash and cash equivalents include short-term investment funds, primarily in diversified portfolios of investment grade money market instruments and are valued using quoted market prices or other valuation methods, and thus are classified within Level 1 or Level 2.

Equity securities are investments in common stock of domestic and international corporations in a variety of industry sectors, and are valued primarily using quoted market prices or other valuation methods, and thus are classified within Level 1 or Level 2.

Fixed income securities include U.S. Treasuries and agencies, debt obligations of foreign governments and debt obligations in corporations of domestic and foreign issuers. Fixed income also includes investments in asset backed securities such as collateralized mortgage obligations, mortgage backed securities and interest rate swaps. The fair value of fixed income securities are based on observable prices for identical or comparable assets, adjusted using benchmark curves, sector grouping, matrix pricing, broker/dealer quotes and issuer spreads, and thus are classified within Level 1 or Level 2.

Real estate investments include those in limited partnerships that invest in various commercial and residential real estate projects both domestically and internationally. The fair values of real estate assets are typically determined by using income and/or cost approaches or comparable sales approach, taking into consideration discount and capitalization rates, financial conditions, local market conditions and the status of the capital markets, and thus are classified within Level 3.

Private equity investments include those in limited partnerships that invest in operating companies that are not publicly traded on a stock exchange. Investment strategies in private equity include leveraged buyouts, venture capital, distressed investments and investments in natural resources. These investments are valued using inputs such as trading multiples of comparable public securities, merger and acquisition activity and pricing data from the most recent equity financing taking into consideration illiquidity, and thus are classified within Level 3.

Hedge fund investments include those seeking to maximize absolute returns using a broad range of strategies to enhance returns and provide additional diversification. The fair values of hedge funds are estimated using net asset value per share (NAV) of the investments. Verizon has the ability to redeem these investments at NAV within the near term and thus are classified within Level 2. Investments that cannot be redeemed in the near term are classified within Level 3.

Cash Flows

In 2010, contributions to our qualified pension plans were not significant. In 2010, we contributed  $0.1 billion to our nonqualified pension plans and  $1.2 billion to our other postretirement benefit plans. During January 2011, we contributed approximately  $0.4 billion to our qualified pension plans. We do not expect to make additional qualified pension plan contributions during the remainder of 2011. We anticipate approximately  $0.1 billion in contributions to our non-qualified pension plans and  $1.5 billion to our other postretirement benefit plans in 2011.

Estimated Future Benefit Payments

The benefit payments to retirees are expected to be paid as follows:

	(dollars in millions)
Year	Pension Benefits	Health Care and Life Prior to Medicare Prescription Drug Subsidy	Expected Medicare Prescription Drug Subsidy
2011	$3,114	$2,126	$107
2012	2,339	2,142	120
2013	2,273	1,951	–
2014	2,225	1,931	–
2015	2,188	1,873	–
2016-2020	10,536	8,452	–

Savings Plan and Employee Stock Ownership Plans

We maintain four leveraged employee stock ownership plans (ESOP). Only one plan currently has unallocated shares. We match a certain percentage of eligible employee contributions to the savings plans with shares of our common stock from this ESOP. At December 31, 2010, the number of unallocated and allocated shares of common stock in this ESOP were 2 million and 66 million, respectively. All leveraged ESOP shares are included in earnings per share computations.

Total savings plan costs were  $0.7 billion in 2010, 2009 and 2008.

Severance Benefits

The following table provides an analysis of our actuarially determined severance liability recorded in accordance with the accounting standard regarding employers' accounting for postemployment benefits:

	(dollars in millions)
Year	Beginning of Year	Charged to Expense	Payments	Other	End of Year
2008	$1,024	$512	$(509)	$77	$1,104
2009	1,104	950	(522)	106	1,638
2010	1,638	1,217	(1,307)	21	1,569

Charged to expense includes the impact of the activities described below. Other primarily includes the expense incurred related to our ongoing severance plans.

Severance, Pension and Benefit Charges

During 2010, we recorded net pre-tax severance, pension and benefits charges of  $3.1 billion primarily in connection with an agreement we reached with certain unions on temporary enhancements to the separation programs contained in their existing collective bargaining agreements. These temporary enhancements were intended to help address a previously declared surplus of employees and to help reduce the need for layoffs. Accordingly, during 2010, we recorded severance, pension and benefits charges associated with the approximately 11,900 union-represented employees who volunteered for the incentive offer. These charges included  $1.2 billion for severance for the 2010 programs mentioned above and a planned workforce reduction of approximately 2,500 employees in 2011. In addition, we recorded  $1.3 billion for pension and postretirement curtailment losses and special termination benefits that were due to the workforce reductions, which caused the elimination of a significant amount of future service. Also, we recorded remeasurement losses of  $0.6 billion for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. The remeasurement losses included  $0.1 billion of pension settlement losses related to employees that received lump sum distributions, primarily resulting from our previously announced separation plans.

During 2009, we recorded net pre-tax severance, pension and benefits charges of  $1.4 billion primarily for pension and postretirement curtailment losses and special termination benefits of  $1.9 billion as workforce reductions caused the elimination of a significant amount of future service requiring us to recognize a portion of the prior service costs. These charges also included  $0.9 billion for workforce reductions of approximately 17,600 employees; 4,200 of whom were separated during late 2009 and the remainder in 2010. Also, we recorded remeasurement gains of  $1.4 billion for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur.

During 2008, we recorded net pre-tax severance, pension and benefits charges of  $15.6 billion primarily due to remeasurement losses of  $15.0 billion for our pension and postretirement plans in accordance with our accounting policy to recognize actuarial gains and losses in the year in which they occur. These remeasurement losses included  $0.5 billion of pension settlement losses related to employees that received lump sum distributions, primarily resulting from our previously announced separation plans. These severance, pension and benefit charges also included  $0.5 billion for workforce reductions in connection with the separation of approximately 8,600 employees and related charges; 3,500 of whom were separated in the second half of 2008 and the remainder in 2009 and  $0.1 billion for pension and postretirement curtailment losses and special termination benefits, that were due to the workforce reductions, which caused the elimination of a significant amount of future service.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

Note 13

Income Taxes

The components of income before provision (benefit) for income taxes are as follows:

		(dollars in millions)
Years Ended December 31,	2010	2009	2008
Domestic	$11,921	$12,625	$722
Foreign	763	895	921

Total	$12,684	$13,520	$1,643

The components of the provision (benefit) for income taxes are as follows:

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Current
Federal	$(705)	$(611)	$365
Foreign	(19)	73	240
State and Local	(42)	364	544

Total	(766)	(174)	1,149

Deferred
Federal	2,945	1,616	(2,411)
Foreign	(24)	(35)	(91)
State and Local	316	518	(960)

Total	3,237	2,099	(3,462)
Investment tax credits	(4)	(6)	(6)

Total income tax provision (benefit)	$2,467	$1,919	$(2,319)

The following table shows the principal reasons for the difference between the effective income tax rate and the statutory federal income tax rate:

Years Ended December 31,	2010	2009	2008
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	1.4	1.5	(16.5)
Distributions from foreign investments	–	–	(4.3)
Medicare Part D subsidy charge	6.9	–	–
Equity in earnings from unconsolidated businesses	(1.6)	(1.6)	(14.0)
Noncontrolling interest	(19.5)	(16.0)	(119.4)
Other, net	(2.8)	(4.7)	(22.0)

Effective income tax rate	19.4%	14.2%	(141.2)%

The effective income tax rate in 2010 increased to 19.4% from 14.2% in 2009. The increase was primarily driven by a one-time, non-cash income tax charge of  $1.0 billion. The one-time non-cash income tax charge was a result of the enactment of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, both of which became law in March 2010 (collectively the Health Care Act). Under the Health Care Act, beginning in 2013, Verizon and other companies that receive a subsidy under Medicare Part D to provide retiree prescription drug coverage will no longer receive a federal income tax deduction for the expenses incurred in connection with providing the subsidized coverage to the extent of the subsidy received. Because future anticipated retiree prescription drug plan liabilities and related subsidies were already reflected in Verizon's financial statements, this change required Verizon to reduce the value of the related tax benefits recognized in its financial statements in the period during which the Health Care Act was enacted. The increase was partially offset by higher earnings attributable to the noncontrolling interest.

During 2008, we recorded a pension and postretirement benefit plan remeasurement loss rendering the 2008 effective tax rate not meaningful. Excluding the tax impact of this actuarial loss in 2008, the effective income tax rate decreased in 2009 primarily driven by higher earnings attributable to the noncontrolling interest. Included within the (4.7)% 'Other net' above is the impact of lower federal taxes, net of higher state taxes attributable to prior year adjustments to tax balances that were not material to the overall effective income tax rate.

Excluding the tax impact of the actuarial loss in 2008, the state and local income tax rate decreased due to tax benefits recognized after statutes of limitations in multiple jurisdictions lapsed and the impact of earnings attributable to the noncontrolling interest.

Deferred taxes arise because of differences in the book and tax bases of certain assets and liabilities. Significant components of deferred taxes are shown in the following table:

	(dollars in millions)
At December 31,	2010	2009
Employee benefits	$11,499	$13,204
Tax loss and credit carry forwards	3,907	2,786
Uncollectible accounts receivable	248	303
Other - assets	951	1,269

	16,605	17,562
Valuation allowances	(3,421)	(2,942)

Deferred tax assets	13,184	14,620

Former MCI intercompany accounts receivable basis difference	1,489	1,633
Depreciation	11,758	10,296
Leasing activity	1,980	2,081
Wireless joint venture including wireless licenses	19,514	18,249
Other - liabilities	1,152	1,012

Deferred tax liabilities	35,893	33,271

Net deferred tax liability	$22,709	$18,651

At December 31, 2010, undistributed earnings of our foreign subsidiaries indefinitely invested outside of the United States amounted to approximately  $1.2 billion. We have not provided deferred taxes on these earnings because we intend that they will remain indefinitely invested outside of the United States. Determination of the amount of unrecognized deferred taxes related to these undistributed earnings is not practical.

At December 31, 2010, we had net after tax loss and credit carry forwards for income tax purposes of approximately  $4.2 billion. Of these net after tax loss and credit carry forwards, approximately  $3.5 billion will expire between 2011 and 2030 and approximately  $0.7 billion may be carried forward indefinitely. The amount of net after tax loss and credit carry forwards reflected as a deferred tax asset above has been reduced by approximately  $0.6 billion at December 31, 2010 and 2009, due to federal and state tax law limitations on utilization of net operating losses.

During 2010, the valuation allowance increased approximately  $0.5 billion. The balance at December 31, 2010 and the 2010 activity is primarily related to state and foreign tax losses and credit carry forwards.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending balance of unrecognized tax benefits is as follows:

	(dollars in millions)
	2010	2009	2008
Balance at January 1,	$3,400	$2,622	$2,883
Additions based on tax positions related to the current year	231	288	251
Additions for tax positions of prior years	476	1,128	344
Reductions for tax positions of prior years	(569)	(477)	(651)
Settlements	(256)	(27)	(126)
Lapses of statutes of limitations	(40)	(134)	(79)

Balance at December 31,	$3,242	$3,400	$2,622

Included in the total unrecognized tax benefits at December 31, 2010, 2009 and 2008 is  $2.1 billion,  $2.1 billion and  $1.6 billion, respectively, that if recognized, would favorably affect the effective income tax rate.

We recognized the following net after tax benefits related to interest and penalties in the provision for income taxes:

Years Ended December 31,	(dollars in millions)
2010	$29
2009	14
2008	55

The after-tax accrual for the payment of interest and penalties in the balance sheets are as follows:

At December 31,	(dollars in millions)
2010	$527
2009	552

Verizon and/or its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various state, local and foreign jurisdictions. The Internal Revenue Service (IRS) is currently examining the Company's U.S. income tax returns for the years 2004 through 2006. As a large taxpayer, we are under continual audit by the IRS and multiple state and foreign jurisdictions on numerous open tax positions. Significant tax examinations and litigation are ongoing in Massachusetts, New York, Canada, Australia and Italy for tax years as early as 2002. It is reasonably possible that the amount of the liability for unrecognized tax benefits could change by a significant amount during the next twelve-month period. An estimate of the range of the possible change cannot be made until issues are further developed or examinations close.

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information
Segment Information

Note 14

Segment Information

Reportable Segments

We have two reportable segments, which we operate and manage as strategic business units and organize by products and services. We measure and evaluate our reportable segments based on segment operating income, consistent with the chief operating decision maker's assessment of segment performance.

Corporate, eliminations and other includes unallocated corporate expenses, intersegment eliminations recorded in consolidation, the results of other businesses, such as our investments in unconsolidated businesses, pension and other employee benefit related costs, lease financing, as well as the historical results of divested operations and other adjustments and gains and losses that are not allocated in assessing segment performance due to their non-operational nature. Although such transactions are excluded from the business segment results, they are included in reported consolidated earnings. Gains and losses that are not individually significant are included in all segment results as these items are included in the chief operating decision maker's assessment of segment performance.

The reconciliation of segment operating revenues and expenses to consolidated operating revenues and expenses below also includes those items of a non-recurring or non-operational nature. We exclude from segment results the effects of certain items that management does not consider in assessing segment performance, primarily because of their non-recurring non-operational nature.

During the fourth quarter of 2010, Verizon changed its method of accounting for benefit plans as described in Note 1, as a result, all prior periods have been adjusted. As part of this change to its method of accounting, the service cost and the amortization of prior service costs, which are representative of the benefits earned by active employees during the period, will continue to be allocated to the segment in which the employee is employed, while interest cost and expected return on assets will now be recorded at the Corporate level. The recognition of actuarial gains and losses will also be recorded at the Corporate level.

In order to comply with regulatory conditions related to the acquisition of Alltel in January 2009, Verizon Wireless divested overlapping properties in 105 operating markets in 24 states during the first half of 2010. In addition, on July 1, 2010, certain of Verizon's local exchange business and related landline activities in 14 states were spun off (see Note 3). Furthermore, in 2008, we completed the spin-off of our local exchange and related business assets in Maine, New Hampshire and Vermont. Accordingly, the historical Domestic Wireless and Wireline results for these operations have been reclassified to Corporate and Other to reflect comparable segment operating results.

We have adjusted prior-period consolidated and segment information, where applicable, to conform to current year presentation.

Our segments and their principal activities consist of the following:

Segment	Description
Domestic Wireless	Domestic Wireless' communications products and services include wireless voice and data services and equipment sales across the U.S.

Wireline

Wireline's communications products and services include voice, Internet access, broadband video and data, Internet protocol network services, network access, long distance and other services. We provide these products and services to consumers in the U.S., as well as to carriers, businesses and government customers both in the U.S. and in over 150 other countries around the world.

The following table provides operating financial information for our two reportable segments:

	(dollars in millions)
2010	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$55,588	$–	$55,588
Equipment and other	7,753	–	7,753
Mass Markets	–	16,247	16,247
Global Enterprise	–	15,667	15,667
Global Wholesale	–	7,173	7,173
Other	–	858	858
Intersegment revenues	66	1,282	1,348

Total operating revenues	63,407	41,227	104,634
Cost of services and sales	19,245	22,618	41,863
Selling, general and administrative expense	18,082	9,372	27,454
Depreciation and amortization expense	7,356	8,469	15,825

Total operating expenses	44,683	40,459	85,142

Operating income	$18,724	$768	$19,492

Assets	$138,863	$83,849	$222,712
Plant, property and equipment, net	32,253	54,594	86,847
Capital expenditures	8,438	7,269	15,707

	(dollars in millions)
2009	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$51,975	$–	$51,975
Equipment and other	8,250	–	8,250
Mass Markets	–	16,109	16,109
Global Enterprise	–	15,666	15,666
Global Wholesale	–	7,958	7,958
Other	–	1,443	1,443
Intersegment revenues	100	1,275	1,375

Total operating revenues	60,325	42,451	102,776
Cost of services and sales	19,348	22,693	42,041
Selling, general and administrative expense	17,309	9,947	27,256
Depreciation and amortization expense	7,030	8,238	15,268

Total operating expenses	43,687	40,878	84,565

Operating income	$16,638	$1,573	$18,211

Assets	$135,162	$91,778	$226,940
Plant, property and equipment, net	30,849	59,373	90,222
Capital expenditures	7,152	8,892	16,044

	(dollars in millions)
2008	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$42,527	$–	$42,527
Equipment and other	6,665	–	6,665
Mass Markets	–	15,823	15,823
Global Enterprise	–	16,599	16,599
Global Wholesale	–	8,770	8,770
Other	–	1,959	1,959
Intersegment revenues	106	1,172	1,278

Total operating revenues	49,298	44,323	93,621
Cost of services and sales	15,660	22,890	38,550
Selling, general and administrative expense	14,273	10,169	24,442
Depreciation and amortization expense	5,405	8,174	13,579

Total operating expenses	35,338	41,233	76,571

Operating income	$13,960	$3,090	$17,050

Assets	$111,979	$90,386	$202,365
Plant, property and equipment, net	27,136	58,287	85,423
Capital expenditures	6,510	9,797	16,307

Reconciliation to Consolidated Financial Information

A reconciliation of the segment operating revenues to consolidated operating revenues is as follows:

	(dollars in millions)
	2010	2009	2008
Operating Revenues
Total reportable segments	$104,634	$102,776	$93,621
Reconciling items:
Deferred revenue adjustment (see Note 1)	(235)	78	34
Impact of divested operations	2,407	5,297	4,084
Corporate, eliminations and other	(241)	(343)	(385)

Consolidated operating revenues	$106,565	$107,808	$97,354

A reconciliation of the total of the reportable segments' operating income to consolidated Income before provision for income taxes is as follows:

	(dollars in millions)
	2010	2009	2008
Operating Income
Total segment operating income	$19,492	$18,211	$17,050
Merger integration and acquisition costs (see Note 2)	(867)	(954)	(174)
Access line spin-off and other charges (see Note 3)	(407)	(453)	(103)
Severance, pension and benefit charges (see Note 12)	(3,054)	(1,440)	(15,602)
Deferred revenue adjustment (see Note 1)	(235)	78	34
Impact of divested operations (see Note 3)	755	1,769	1,197
Corporate, eliminations and other	(1,039)	(1,233)	210

Consolidated operating income	$14,645	$15,978	$2,612

Equity in earnings of unconsolidated businesses	508	553	567
Other income (expense), net	54	91	283
Interest expense	(2,523)	(3,102)	(1,819)

Income Before (Provision) Benefit for Income Taxes	$12,684	$13,520	$1,643

Assets
Total reportable segments	$222,712	$226,940
Corporate, eliminations and other	(2,707)	(33)

Total consolidated	$220,005	$226,907

We generally account for intersegment sales of products and services and asset transfers at current market prices. No single customer accounted for more than 10% of our total operating revenues during the years ended December 31, 2010, 2009 and 2008. International operating revenues and long-lived assets are not significant.

Comprehensive Income	12 Months Ended
Dec. 31, 2010
Comprehensive Income
Comprehensive Income

Note 15

Comprehensive Income

Comprehensive income consists of net income and other gains and losses affecting equity that, under generally accepted accounting principles, are excluded from net income. Significant changes in the components of Other comprehensive income (loss), net of (provision) benefit for income taxes are described below.

Foreign Currency Translation

The changes in Foreign currency translation adjustments were as follows:

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Vodafone Omnitel	$(119)	$49	$(119)
Other international operations	(52)	29	(112)

Foreign currency translation adjustments	$(171)	$78	$(231)

Net Unrealized Gains (Losses) on Cash Flow Hedges

The changes in Unrealized gains (losses) on cash flow hedges were as follows:

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Unrealized gains (losses)	$38	$112	$(43)
Less reclassification adjustments for gains (losses) realized in net income	(51)	25	(3)

Net unrealized gains (losses) on cash flow hedges	$89	$87	$(40)

Unrealized Gains (Losses) on Marketable Securities

The changes in Unrealized gains (losses) on marketable securities were as follows:

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Unrealized gains (losses)	$37	$95	$(142)
Less reclassification adjustments for gains (losses) realized in net income	8	8	(45)

Net unrealized gains (losses) on marketable securities	$29	$87	$(97)

Foreign Currency Translation Adjustments

The change in Foreign currency translation adjustments during 2010 was primarily driven by the devaluation of the Euro versus the U.S. dollar. The change in Foreign currency translation adjustments during 2009 was primarily driven by the devaluation of the U.S. dollar versus the Euro. The change in Foreign currency translation adjustments during 2008 was primarily driven by the settlement of the foreign currency forward contracts, which hedged a portion of our net investment in Vodafone Omnitel and the devaluation of the Euro versus the U.S. dollar.

Net Unrealized Gains (Losses) on Cash Flow Hedges

During 2010, 2009 and 2008, Unrealized gains (losses) on cash flow hedges included in Other comprehensive income attributable to noncontrolling interest, primarily reflects activity related to a cross currency swap (see Note 10).

Defined Benefit Pension and Postretirement Plans

The change in Defined benefit pension and postretirement plans of  $2.5 billion, net of taxes of  $1.2 billion at December 31, 2010 was attributable to the change in prior service cost. The change was impacted by a change to our Medicare Part D strategy, resulting in the adoption of plan amendments during the fourth quarter of 2010, which will allow the company to be eligible for greater Medicare Part D plan subsidies over time and was also impacted by the curtailment losses associated with the voluntary incentive program for union-represented employees recorded in the second quarter of 2010 (see Note 12). The change in Defined benefit pension and postretirement plans of  $0.3 billion, net of taxes of  $0.4 billion at December 31, 2009 was attributable to a change in prior service cost.

Accumulated Other Comprehensive Income (Loss)

The components of Accumulated other comprehensive income (loss) were as follows:

	(dollars in millions)
At December 31,	2010	2009
Foreign currency translation adjustments	$843	$1,014
Net unrealized gain on cash flow hedges	126	37
Unrealized gain on marketable securities	79	50
Defined benefit pension and postretirement plans	1	(2,473)

Accumulated Other Comprehensive Income (Loss)	$1,049	$(1,372)

Additional Financial Information	12 Months Ended
Dec. 31, 2010
Additional Financial Information
Additional Financial Information

Note 16

Additional Financial Information

The tables that follow provide additional financial information related to our consolidated financial statements:

Income Statement Information

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Depreciation expense	$14,593	$14,564	$13,227
Interest incurred	3,487	4,029	2,566
Interest capitalized	(964)	(927)	(747)
Advertising expense	2,451	3,020	2,754

Balance Sheet Information
	(dollars in millions)
December 31,		2010	2009
Accounts Payable and Accrued Liabilities
Accounts payable		$3,936	$4,337
Accrued expenses		4,110	3,486
Accrued vacation, salaries and wages		5,686	5,084
Interest payable		813	872
Taxes payable		1,157	1,444

		$15,702	$15,223

Other Current Liabilities
Advance billings and customer deposits		$3,091	$2,644
Dividends payable		1,402	1,372
Other		2,860	2,692

		$7,353	$6,708

Cash Flow Information
	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Cash Paid
Income taxes, net of amounts refunded	$430	$158	$1,206
Interest, net of amounts capitalized	2,433	2,573	1,664

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies
Commitments and Contingencies

Note 17

Commitments and Contingencies

We are currently involved in certain legal proceedings and, as required, have accrued estimates of the probable and estimable losses for the resolution of these claims that, individually or in the aggregate, were not significant. These estimates have been developed in consultation with outside counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies. It is possible, however, that future results of operations for any particular quarterly or annual period could be materially affected by changes in our assumptions or the effectiveness of our strategies related to these proceedings.

Several state and federal regulatory proceedings may require our telephone operations to pay penalties or to refund to customers a portion of the revenues collected in the current and prior periods. There are also various legal actions pending to which we are a party and claims that, if asserted, may lead to other legal actions. We have established reserves for specific liabilities in connection with regulatory and legal actions, including environmental matters that we currently deem to be probable and estimable. We do not expect that the ultimate resolution of pending regulatory and legal matters in future periods, including the Hicksville matter described below, will have a material effect on our financial condition, but it could have a material effect on our results of operations for a given reporting period.

During 2003, under a government-approved plan, remediation commenced at the site of a former Sylvania facility in Hicksville, New York that processed nuclear fuel rods in the 1950s and 1960s. Remediation beyond original expectations proved to be necessary and a reassessment of the anticipated remediation costs was conducted. A reassessment of costs related to remediation efforts at several other former facilities was also undertaken. In September 2005, the Army Corps of Engineers (ACE) accepted the Hicksville site into the Formerly Utilized Sites Remedial Action Program. This may result in the ACE performing some or all of the remediation effort for the Hicksville site with a corresponding decrease in costs to Verizon. To the extent that the ACE assumes responsibility for remedial work at the Hicksville site, an adjustment to a reserve previously established for the remediation may be made. Adjustments to the reserve may also be made based upon actual conditions discovered during the remediation at this or any other site requiring remediation.

In connection with the execution of agreements for the sales of businesses and investments, Verizon ordinarily provides representations and warranties to the purchasers pertaining to a variety of nonfinancial matters, such as ownership of the securities being sold, as well as indemnity from certain financial losses. From time to time, counterparties may make claims under these provisions, and Verizon will seek to defend against those claims and resolve them in the ordinary course of business.

Subsequent to the sale of Verizon Information Services Canada in 2004, we continue to provide a guarantee to publish directories, which was issued when the directory business was purchased in 2001 and had a 30-year term (before extensions). The preexisting guarantee continues, without modification, despite the subsequent sale of Verizon Information Services Canada and the spin-off of our domestic print and Internet yellow pages directories business. The possible financial impact of the guarantee, which is not expected to be adverse, cannot be reasonably estimated as a variety of the potential outcomes available under the guarantee result in costs and revenues or benefits that may offset each other. We do not believe performance under the guarantee is likely.

As of December 31, 2010, letters of credit totaling approximately  $0.1 billion were executed in the normal course of business, which support several financing arrangements and payment obligations to third parties.

We depend on various key suppliers and vendors to provide us, directly or through other suppliers, with equipment and services, such as switch and network equipment, handsets and other devices and equipment, that we need in order to operate our business and provide products to our customers. For example, our handset and other device suppliers often rely on one vendor for the manufacture and supply of critical components, such as chipsets, used in their devices. If any of our key suppliers, or other suppliers, fail to provide equipment or services on a timely basis or fail to meet our performance expectations, we may be unable to provide services to our customers in a competitive manner or continue to maintain and upgrade our network. Any such disruption could increase our costs, decrease our operating efficiencies and have a material adverse effect on our business, results of operations and financial condition.

We have several commitments primarily to purchase equipment, software, programming and network services, and marketing activities, which will be used or sold in the ordinary course of business, from a variety of suppliers totaling  $57.3 billion. Of this total amount, we expect to purchase  $17.9 billion in 2011,  $36.8 billion in 2012 through 2013,  $2.1 billion in 2014 through 2015 and  $0.5 billion thereafter. These amounts do not represent our entire anticipated purchases in the future, but represent only those items for which we are contractually committed. Our commitments are generally determined based on the noncancelable quantities or termination amounts. Since the commitments to purchase programming services from television networks and broadcast stations have no minimum volume requirement, we estimated our obligation based on number of subscribers at December 31, 2010, and applicable rates stipulated in the contracts in effect at that time. We also purchase products and services as needed with no firm commitment.

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Information (Unaudited)
Quarterly Financial Information (Unaudited)

Note 18

Quarterly Financial Information (Unaudited)

	(dollars in millions, except per share amounts)

			Net Income (Loss) attributable to Verizon(1)
Quarter Ended	Operating Revenues	Operating Income	Amount	Per Share- Basic	Per Share- Diluted	Net Income
2010
March 31	$26,913	$4,441	$443	$.16	$.16	$2,318
June 30	26,773	410	(1,192)	(.42)	(.42)	553
September 30	26,484	3,383	659	.23	.23	2,698
December 31	26,395	6,411	2,639	.93	.93	4,648

2009
March 31	$26,591	$4,530	$1,521	$.54	$.54	$3,086
June 30	26,861	4,672	1,658	.58	.58	3,335
September 30	27,265	3,823	1,098	.39	.39	2,809
December 31	27,091	2,953	617	.22	.22	2,371

•

Results of operations for the first quarter of 2010 include after-tax charges attributable to Verizon of  $1.1 billion related to Medicare Part D subsidy, access line spin-off charges, merger integration and acquisition costs, and severance, pension and benefit charges.

•

Results of operations for the second quarter of 2010 include after-tax charges attributable to Verizon of  $2.8 billion related to severance, pension and benefit charges, merger integration and acquisition costs, access line spin-off charges, and a one-time non-cash adjustment to wireless data revenues.

•

Results of operations for the third quarter of 2010 include after-tax charges attributable to Verizon of  $0.9 billion primarily related to severance, pension and benefit charges, access line spin-off charges, and merger integration costs.

•

Results of operations for the fourth quarter of 2010 include net after-tax gain attributable to Verizon of  $1.1 billion related to severance, pension and benefit charges and merger integration and acquisition costs.

•	Results of operations for the first quarter of 2009 include after-tax charges attributable to Verizon of $0.1 billion related to acquisition related charges, and merger integration costs.

•

Results of operations for the second quarter of 2009 include after-tax charges attributable to Verizon of  $0.1 billion of merger integration costs, acquisition related charges, and severance, pension and benefits charges.

•

Results of operations for the third quarter of 2009 include after-tax charges attributable to Verizon of  $0.5 billion primarily related to, merger integration and acquisition costs, access line spin-off and other charges and severance, pension and benefits charges.

•

Results of operations for the fourth quarter of 2009 include after-tax charges attributable to Verizon of  $0.8 billion for severance, pension and benefits charges, wireline cost reduction initiatives, access line spin-off and other charges and merger integration and acquisition costs.

(1)	Net income (loss) attributable to Verizon per common share is computed independently for each quarter and the sum of the quarters may not equal the annual amount.

Description of Business and Summary of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2010
Description of Business and Summary of Significant Accounting Policies
Consolidation
Consolidation

The method of accounting applied to investments, whether consolidated, equity or cost, involves an evaluation of all significant terms of the investments that explicitly grant or suggest evidence of control or influence over the operations of the investee. The consolidated financial statements include our controlled subsidiaries. For controlled subsidiaries that are not wholly owned, the noncontrolling interest is included in Net income and Total equity. Investments in businesses which we do not control, but have the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method. Investments in which we do not have the ability to exercise significant influence over operating and financial policies are accounted for under the cost method. Equity and cost method investments are included in Investments in unconsolidated businesses in our consolidated balance sheets. Certain of our cost method investments are classified as available-for-sale securities and adjusted to fair value pursuant to the accounting standard related to debt and equity securities. All significant intercompany accounts and transactions have been eliminated.

Basis of Presentation
Basis of Presentation

We have reclassified certain prior year amounts to conform to the current year presentation. Also, refer to "Employee Benefit Plans" below regarding a change in accounting for benefit plans.

Corporate, eliminations and other during the periods presented include a non-cash adjustment of  $0.2 billion, ( $0.1) billion and ( $34) million in 2010, 2009 and 2008, respectively, primarily to adjust wireless data revenues. This adjustment was recorded to properly defer previously recognized wireless data revenues that will be earned and recognized in future periods. The adjustment was recorded during 2010, which reduced Net income (loss) attributable to Verizon by approximately  $0.1 billion. Consolidated revenues in 2009 and 2008 were not affected as the amounts involved were not material to our consolidated financial statements.

Use of Estimates

Use of Estimates

We prepare our financial statements using U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates.

Examples of significant estimates include: the allowance for doubtful accounts, the recoverability of plant, property and equipment, the recoverability of intangible assets and other long-lived assets, unbilled revenues, fair values of financial instruments, unrecognized tax benefits, valuation allowances on tax assets, accrued expenses, pension and postretirement benefit assumptions, contingencies and allocation of purchase prices in connection with business combinations.

Revenue Recognition

Revenue Recognition

Domestic Wireless

Our Domestic Wireless segment earns revenue by providing access to and usage of its network, which includes voice and data revenue. In general, access revenue is billed one month in advance and recognized when earned. Usage revenue is generally billed in arrears and recognized when service is rendered. Equipment sales revenue associated with the sale of wireless handsets and accessories is recognized when the products are delivered to and accepted by the customer, as this is considered to be a separate earnings process from the sale of wireless services. For agreements involving the resale of third-party services in which we are considered the primary obligor in the arrangements, we record the revenue gross at the time of the sale.

Wireline

Our Wireline segment earns revenue based upon usage of its network and facilities and contract fees. In general, fixed monthly fees for voice, video, data and certain other services are billed one month in advance and recognized when earned. Revenue from services that are not fixed in amount and are based on usage is generally billed in arrears and recognized when such services are provided.

When we bundle the equipment with maintenance and monitoring services, we recognize equipment revenue when the equipment is installed in accordance with contractual specifications and ready for the customer's use. The maintenance and monitoring services are recognized monthly over the term of the contract as we provide the services. Long-term contracts are accounted for using the percentage of completion method. We use the completed contract method if we cannot estimate the costs with a reasonable degree of reliability.

Installation related fees, along with the associated costs up to but not exceeding these fees, are deferred and amortized over the estimated customer relationship period.

We report taxes imposed by governmental authorities on revenue-producing transactions between us and our customers on a net basis.

Discontinued Operations, Assets Held for Sale, and Sales of Businesses and Investments

Discontinued Operations, Assets Held for Sale, and Sales of Businesses and Investments

We classify as discontinued operations for all periods presented any component of our business that we hold for sale that has operations and cash flows that are clearly distinguishable operationally and for financial reporting purposes.

Maintenance and Repairs

Maintenance and Repairs

We charge the cost of maintenance and repairs, including the cost of replacing minor items not constituting substantial betterments, principally to Cost of services and sales as these costs are incurred.

Advertising Costs

Advertising Costs

Costs for advertising products and services as well as other promotional and sponsorship costs are charged to Selling, general and administrative expense in the periods in which they are incurred (see Note 16).

Earnings Per Common Share

Earnings Per Common Share

Basic earnings per common share are based on the weighted-average number of shares outstanding during the period. Where appropriate, diluted earnings per common share include the dilutive effect of shares issuable under our stock-based compensation plans.

There were a total of approximately 3 million stock options and restricted stock units outstanding to purchase shares included in the computation of diluted earnings per common share for the year ended December 31, 2010. Dilutive stock options outstanding to purchase shares included in the computation of diluted earnings per common share for the years ended December 31, 2009 and 2008 were not significant. Outstanding options to purchase shares that were not included in the computation of diluted earnings per common share because to do so would have been anti-dilutive for the period, including approximately 73 million, 112 million, and 158 million weighted-average shares for the years ended December 31, 2010, 2009 and 2008 respectively.

We are authorized to issue up to 4.25 billion and 250 million shares of common stock and Series Preferred Stock, respectively.

Cash and Cash Equivalents
Cash and Cash Equivalents

We consider all highly liquid investments with a maturity of 90 days or less when purchased to be cash equivalents. Cash equivalents are stated at cost, which approximates quoted market value and include amounts held in money market funds.

Marketable Securities

Marketable Securities

We have investments in marketable securities which are considered "available-for-sale" under the provisions of the accounting standard for certain debt and equity securities. Marketable securities are included in the accompanying consolidated balance sheets in Short-term investments, Investments in unconsolidated businesses or Other assets. We continually evaluate our investments in marketable securities for impairment due to declines in market value considered to be other-than-temporary. That evaluation includes, in addition to persistent, declining stock prices, general economic and company-specific evaluations. In the event of a determination that a decline in market value is other-than-temporary, a charge to earnings is recorded for the loss, and a new cost basis in the investment is established.

Inventories

Inventories

Inventory consists of wireless and wireline equipment held for sale, which is carried at the lower of cost (determined principally on either an average cost or first-in, first-out basis) or market.

Plant and Depreciation

Plant and Depreciation

We record plant, property and equipment at cost. Our local telephone operations' depreciation expense is principally based on the composite group remaining life method and straight-line composite rates. This method provides for the recognition of the cost of the remaining net investment in local telephone plant, less anticipated net salvage value, over the remaining asset lives. This method requires the periodic revision of depreciation rates.

Plant, property and equipment of other wireline and wireless operations are generally depreciated on a straight-line basis. The asset lives used by our operations are presented in the following table:

Average Useful Lives (in years)
Buildings	15 – 45
Central office and other network equipment	3 – 15
Outside communications plant
Copper cable	15
Fiber cable (including undersea cable)	11 – 25
Poles, conduit and other	30 – 50
Furniture, vehicles and other	2 – 20

When we replace, retire or otherwise dispose of depreciable plant used in our local telephone network, we deduct the carrying amount of such plant from the respective accounts and charge it to accumulated depreciation. When the depreciable assets of our other wireline and wireless operations are retired or otherwise disposed of, the related cost and accumulated depreciation are deducted from the plant accounts, and any gains or losses on disposition are recognized in income.

We capitalize and depreciate network software purchased or developed along with related plant assets. We also capitalize interest associated with the acquisition or construction of network-related assets. Capitalized interest is reported as a reduction in interest expense and depreciated as part of the cost of the network-related assets.

In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our local telephone operations, we determined that there were no changes necessary to average useful lives for 2010. We determined effective January 1, 2009 that the average useful lives of fiber cable (not including undersea cable) would be increased to 25 years from 20 to 25 years and the average useful lives of copper cable would be changed to 15 years from 13 to 18 years. The changes to average useful lives of fiber cable did not have a significant impact on depreciation expense. In connection with our ongoing review of the estimated remaining average useful lives of plant, property and equipment at our wireless operations, we determined that changes were necessary to the remaining estimated useful lives as a result of technology upgrades, enhancements, and planned retirements. These changes resulted in an increase in depreciation expense of  $0.3 billion in 2010 and 2009, and  $0.2 billion in 2008. While the timing and extent of current deployment plans are subject to ongoing analysis and modification, we believe the current estimates of useful lives are reasonable.

Computer Software Costs

Computer Software Costs

We capitalize the cost of internal-use network and non-network software, which has a useful life in excess of one year. Subsequent additions, modifications or upgrades to internal-use network and non-network software are capitalized only to the extent that they allow the software to perform a task it previously did not perform. Software maintenance and training costs are expensed in the period in which they are incurred. Also, we capitalize interest associated with the development of internal-use network and non-network software. Capitalized non-network internal-use software costs are amortized using the straight-line method over a period of 2 to 7 years and are included in Other intangible assets, net in our consolidated balance sheets. For a discussion of our impairment policy for capitalized software costs, see "Goodwill and Other Intangible Assets" below. Also, see Note 4 for additional detail of internal-use non-network software reflected in our consolidated balance sheets.

Goodwill and Other Intangible Assets

Goodwill and Other Intangible Assets

Goodwill

Goodwill is the excess of the acquisition cost of businesses over the fair value of the identifiable net assets acquired. Impairment testing for goodwill is performed annually in the fourth fiscal quarter or more frequently if indications of potential impairment exist. The impairment test for goodwill uses a two-step approach, which is performed at the reporting unit level. We have determined that in our case, the reporting units are our operating segments since that is the lowest level at which discrete, reliable financial and cash flow information is regularly reviewed by our chief operating decision maker. Step one compares the fair value of the reporting unit (calculated using a market approach and/or a discounted cash flow method) to its carrying value. If the carrying value exceeds the fair value, there is a potential impairment and step two must be performed. Step two compares the carrying value of the reporting unit's goodwill to its implied fair value (i.e., fair value of reporting unit less the fair value of the unit's assets and liabilities, including identifiable intangible assets). If the implied fair value of goodwill is less than the carrying amount of goodwill, an impairment is recognized.

Intangible Assets Not Subject to Amortization

A significant portion of our intangible assets are wireless licenses that provide our wireless operations with the exclusive right to utilize designated radio frequency spectrum to provide cellular communication services. While licenses are issued for only a fixed time, generally ten years, such licenses are subject to renewal by the Federal Communications Commission (FCC). Renewals of licenses have occurred routinely and at nominal cost. Moreover, we have determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful life of our wireless licenses. As a result, we treat the wireless licenses as an indefinite-lived intangible asset. We reevaluate the useful life determination for wireless licenses each year to determine whether events and circumstances continue to support an indefinite useful life.

We test our wireless licenses for potential impairment annually or more frequently if indications of impairment exist. We evaluate our licenses on an aggregate basis using a direct value approach. The direct value approach estimates fair value using a discounted cash flow analysis to estimate what a marketplace participant would be willing to pay to purchase the aggregated wireless licenses as of the valuation date. If the fair value of the aggregated wireless licenses is less than the aggregated carrying amount of the licenses, an impairment is recognized.

Interest expense incurred while qualifying activities are performed to ready wireless licenses for their intended use is capitalized as part of wireless licenses. The capitalization period ends when the development is substantially complete and the license is ready for its intended use.

Intangible Assets Subject to Amortization

Our intangible assets that do not have indefinite lives (primarily customer lists and non-network internal-use software) are amortized over their useful lives and reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. If any indications were present, we would test for recoverability by comparing the carrying amount of the asset to the net undiscounted cash flows expected to be generated from the asset. If those net undiscounted cash flows do not exceed the carrying amount, we would perform the next step, which is to determine the fair value of the asset and record an impairment, if any. We reevaluate the useful life determinations for these intangible assets each year to determine whether events and circumstances warrant a revision in their remaining useful lives.

For information related to the carrying amount of goodwill by segment, wireless licenses and other intangible assets, as well as the major components and average useful lives of our other acquired intangible assets, see Note 4.

Fair Value Measurements

Fair Value Measurements

Fair value of financial and non-financial assets and liabilities is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The three-tier hierarchy for inputs used in measuring fair value, which prioritizes the inputs used in the methodologies of measuring fair value for assets and liabilities, is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities

Level 2 - Observable inputs other than quoted prices in active markets for identical assets and liabilities

Level 3 - No observable pricing inputs in the market

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurements. Our assessment of the significance of a particular input to the fair value measurements requires judgment, and may affect the valuation of the assets and liabilities being measured and their placement within the fair value hierarchy.

Income Taxes

Income Taxes

Our effective tax rate is based on pre-tax income, statutory tax rates, tax laws and regulations and tax planning strategies available to us in the various jurisdictions in which we operate.

Deferred income taxes are provided for temporary differences in the bases between financial statement and income tax assets and liabilities. Deferred income taxes are recalculated annually at tax rates then in effect. We record valuation allowances to reduce our deferred tax assets to the amount that is more likely than not to be realized.

We use a two-step approach for recognizing and measuring tax benefits taken or expected to be taken in a tax return. The first step is recognition: we determine whether it is more likely than not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, we presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. The second step is measurement: a tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in one or more of the following: an increase in a liability for income taxes payable, a reduction of an income tax refund receivable, a reduction in a deferred tax asset, or an increase in a deferred tax liability.

The accounting standard relating to income taxes generated by leveraged lease transactions requires that changes in the projected timing of income tax cash flows generated by a leveraged lease transaction be recognized as a gain or loss in the year in which the change occurs.

Significant management judgment is required in evaluating our tax positions and in determining our effective tax rate.

Stock-Based Compensation

Stock-Based Compensation

We measure and recognize compensation expense for all stock-based compensation awards made to employees and directors based on estimated fair values. See Note 11 for further details.

Foreign Currency Translation

Foreign Currency Translation

The functional currency of our foreign operations is generally the local currency. For these foreign entities, we translate income statement amounts at average exchange rates for the period, and we translate assets and liabilities at end-of-period exchange rates. We record these translation adjustments in Accumulated other comprehensive income (loss), a separate component of Equity, in our consolidated balance sheets. We report exchange gains and losses on intercompany foreign currency transactions of a long-term nature in Accumulated other comprehensive income (loss). Other exchange gains and losses are reported in income.

Employee Benefit Plans
Employee Benefit Plans

Pension and postretirement health care and life insurance benefits earned during the year as well as interest on projected benefit obligations are accrued currently. Prior service costs and credits resulting from changes in plan benefits are generally amortized over the average remaining service period of the employees expected to receive benefits. Expected return on plan assets is determined by applying the return on assets assumption to the actual fair value of plan assets. Actuarial gains and losses are recognized in operating results in the year in which they occur. These gains and losses are measured annually as of December 31 or upon a remeasurement event. Verizon management employees no longer earn pension benefits or earn service towards the company retiree medical subsidy (see Note 12).

We recognize a pension or a postretirement plan's funded status as either an asset or liability on the consolidated balance sheets. Also, we measure any unrecognized prior service costs and credits that arise during the period as a component of Accumulated other comprehensive income (loss), net of applicable income tax.

Change in Accounting for Benefit Plans

During the fourth quarter of 2010, Verizon retrospectively changed its method of accounting for pension and other postretirement benefits. Historically, Verizon has recognized actuarial gains and losses as a component of Equity in its consolidated balance sheets on an annual basis. These gains and losses were amortized into operating results generally over the average future service period of active employees. Verizon elected to immediately recognize actuarial gains and losses in its operating results in the year in which the gains and losses occur. This change is intended to improve the transparency of Verizon's operational performance by recognizing the effects of current economic and interest rate trends on plan investments and assumptions. Additionally, Verizon will no longer calculate expected return on plan assets using an averaging technique permitted under U.S. GAAP for market-related value of plan assets but instead will use actual fair value of plan assets. Accordingly, the financial data for all periods presented has been adjusted to reflect the effect of these accounting changes.

The cumulative effect of the change on Reinvested earnings as of January 1, 2008 was a decrease of approximately  $3.0 billion, with the corresponding adjustment to Accumulated other comprehensive loss. The significant effects of the change in accounting for benefit plans on our consolidated statements of income and consolidated balance sheet for the periods presented were as follows:

			(dollars in millions, except per share amounts)
Years ended December 31,	2010		2009		2008
	Recognized Under Previous Method	Recognized Under New Method	Previously Reported	Adjusted	Previously Reported	Adjusted

Income Statement Information:
Cost of services and sales	$45,127	$44,149	$44,299	$44,579	$39,007	$38,615
Selling, general and administrative expense	31,298	31,366	32,950	30,717	26,898	41,517
Depreciation and amortization expense	16,400	16,405	16,532	16,534	14,565	14,610
Income before (provision) benefit for income taxes	11,780	12,684	11,568	13,520	15,914	1,643
(Provision) benefit for income taxes	(2,094)	(2,467)	(1,210)	(1,919)	(3,331)	2,319
Net income	9,686	10,217	10,358	11,601	12,583	3,962
Net income (loss) attributable to Verizon	2,018	2,549	3,651	4,894	6,428	(2,193)
Basic Earnings (Loss) Per Common Share:
Net income (loss) attributable to Verizon	0.71	0.90	1.29	1.72	2.26	(0.77)
Diluted Earnings (Loss) Per Common Share:
Net income (loss) attributable to Verizon	0.71	0.90	1.29	1.72	2.26	(0.77)

At December 31,	2010		2009
	Recognized Under Previous Method	Recognized Under New Method	Previously Reported	Adjusted

Balance Sheet Information:
Reinvested earnings	$14,168	$4,368	$17,592	$7,260
Accumulated other comprehensive income (loss)	(8,443)	1,049	(11,479)	(1,372)

Derivative Instruments
Derivative Instruments

We have entered into derivative transactions primarily to manage our exposure to fluctuations in foreign currency exchange rates, interest rates, equity and commodity prices. We employ risk management strategies, which may include the use of a variety of derivatives including cross currency swaps, foreign currency and prepaid forwards and collars, interest rate and commodity swap agreements and interest rate locks. We do not hold derivatives for trading purposes.

We measure all derivatives, including derivatives embedded in other financial instruments, at fair value and recognize them as either assets or liabilities on our consolidated balance sheets. Our derivative instruments are valued primarily using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified as Level 2. Changes in the fair values of derivative instruments not qualifying as hedges or any ineffective portion of hedges are recognized in earnings in the current period. Changes in the fair values of derivative instruments used effectively as fair value hedges are recognized in earnings, along with changes in the fair value of the hedged item. Changes in the fair value of the effective portions of cash flow hedges are reported in other comprehensive income (loss) and recognized in earnings when the hedged item is recognized in earnings.

Schedule II - Valuation and Qualifying Accounts (Tables)	12 Months Ended
Dec. 31, 2010
Schedule II - Valuation and Qualifying Accounts
Schedule II - Valuation and Qualifying Accounts

For the Years Ended December 31, 2010, 2009 and 2008

				(dollars in millions)
		Additions
Description	Balance at Beginning of Period	Charged to Expenses	Charged to Other Accounts Note (a)(b)	Deductions Note (c)(d)	Balance at End of Period
Allowance for Uncollectible
Accounts Receivable:
Year 2010	$976	$1,246	$103	$1,449	$876
Year 2009	941	1,306	418	1,689	976
Year 2008	1,025	1,085	474	1,643	941

Valuation Allowance for Deferred Tax Assets:
Year 2010	$2,942	$675	$4	$200	$3,421
Year 2009	2,995	404	43	500	2,942
Year 2008	2,944	127	404	480	2,995

(a)

Allowance for Uncollectible Accounts Receivable includes: (1) amounts previously written off which were credited directly to this account when recovered; and (2) accruals charged to accounts payable for anticipated uncollectible charges on purchases of accounts receivable from others which were billed by us. Also includes amounts transferred from other accounts.

(b)	Valuation Allowance for Deferred Tax Assets includes current year increase to valuation allowance charged to equity and reclassifications from other balance sheet accounts.

(c)	Amounts written off as uncollectible or transferred to other accounts or utilized.

(d)	Reductions to valuation allowances related to deferred tax assets.

Description of Business and Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2010
Description of Business and Summary of Significant Accounting Policies
Schedule of Estimated Useful Lives

Average Useful Lives (in years)
Buildings	15 – 45
Central office and other network equipment	3 – 15
Outside communications plant
Copper cable	15
Fiber cable (including undersea cable)	11 – 25
Poles, conduit and other	30 – 50
Furniture, vehicles and other	2 – 20

Schedule of New Accounting Pronouncements and Changes in Accounting Principles

			(dollars in millions, except per share amounts)
Years ended December 31,	2010		2009		2008
	Recognized Under Previous Method	Recognized Under New Method	Previously Reported	Adjusted	Previously Reported	Adjusted

Income Statement Information:
Cost of services and sales	$45,127	$44,149	$44,299	$44,579	$39,007	$38,615
Selling, general and administrative expense	31,298	31,366	32,950	30,717	26,898	41,517
Depreciation and amortization expense	16,400	16,405	16,532	16,534	14,565	14,610
Income before (provision) benefit for income taxes	11,780	12,684	11,568	13,520	15,914	1,643
(Provision) benefit for income taxes	(2,094)	(2,467)	(1,210)	(1,919)	(3,331)	2,319
Net income	9,686	10,217	10,358	11,601	12,583	3,962
Net income (loss) attributable to Verizon	2,018	2,549	3,651	4,894	6,428	(2,193)
Basic Earnings (Loss) Per Common Share:
Net income (loss) attributable to Verizon	0.71	0.90	1.29	1.72	2.26	(0.77)
Diluted Earnings (Loss) Per Common Share:
Net income (loss) attributable to Verizon	0.71	0.90	1.29	1.72	2.26	(0.77)

At December 31,	2010		2009
	Recognized Under Previous Method	Recognized Under New Method	Previously Reported	Adjusted

Balance Sheet Information:
Reinvested earnings	$14,168	$4,368	$17,592	$7,260
Accumulated other comprehensive income (loss)	(8,443)	1,049	(11,479)	(1,372)

Acquisitions (Tables) (Alltel Acquisition [Member])	12 Months Ended
Dec. 31, 2010
Summary of Assets and Liabilities Acquired

(dollars in millions)
Assets acquired
Current assets	$2,760
Plant, property and equipment	3,513
Wireless licenses	9,444
Goodwill	16,353
Intangible assets subject to amortization	2,391
Other assets	2,444

Total assets acquired	36,905

Liabilities assumed
Current liabilities	1,833
Long-term debt	23,929
Deferred income taxes and other liabilities	5,032

Total liabilities assumed	30,794

Net assets acquired	6,111
Noncontrolling interest	(519)
Contributed capital	333

Total cash consideration	$5,925

Pro Forma Consolidated Results of Operations

(dollars in millions, except per share amounts)
Year ended December 31,	2008
Operating revenues	$ 106,509
Net loss attributable to Verizon	(2,140)

Loss per common share from net loss attributable to Verizon:
Basic	(.75)
Diluted	(.75)

Wireless Licenses, Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2010
Wireless Licenses, Goodwill and Other Intangible Assets
Changes in the carrying amount of wireless licenses

(dollars in millions)
Balance at December 31, 2008	$61,974
Wireless licenses acquired (Note 2)	9,444
Capitalized interest on wireless licenses	730
Reclassifications, adjustments and other	(81)

Balance at December 31, 2009	$72,067
Wireless licenses acquired (Note 2)	178
Capitalized interest on wireless licenses	748
Reclassifications, adjustments and other	3

Balance at December 31, 2010	$72,996

Changes in the carrying amount of goodwill

	(dollars in millions)
	Domestic Wireless	Wireline	Total
Balance at December 31, 2008	$1,297	$4,738	$6,035
Acquisitions (Note 2)	16,353	–	16,353
Reclassifications, adjustments and other	88	(4)	84

Balance at December 31, 2009	$17,738	$4,734	$22,472
Acquisitions (Note 2)	131	–	131
Dispositions (Note 3)	–	(614)	(614)
Reclassifications, adjustments and other	–	(1)	(1)

Balance at December 31, 2010	$17,869	$4,119	$21,988

Schedule of finite-lived intangible assets by major class

(dollars in millions)
	At December 31, 2010			At December 31, 2009
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Other intangible assets:
Customer lists (6 to 8 years)	$3,150	$(1,551)	$1,599	$3,134	$(1,012)	$2,122
Non-network internal-use software (2 to 7 years)	8,446	(4,614)	3,832	8,455	(4,346)	4,109
Other (2 to 25 years)	885	(486)	399	865	(332)	533

Total	$12,481	$(6,651)	$5,830	$12,454	$(5,690)	$6,764

Amortization expense for other intangible assets table

Years	(dollars in millions)
2010	$1,812
2009	1,970
2008	1,383

Estimated annual amortization expense for other intangible assets table

Years	(dollars in millions)
2011	$1,656
2012	1,335
2013	1,100
2014	729
2015	512

Plant, Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2010
Plant, Property and Equipment
Details of Plant, Property and Equipment

	(dollars in millions)
At December 31,	2010	2009
Land	$865	$925
Buildings and equipment	21,064	21,492
Network equipment	170,086	184,547
Furniture, office and data processing equipment	8,301	9,083
Work in progress	4,375	4,194
Leasehold improvements	4,816	4,694
Vehicles and other	2,148	4,808

	211,655	229,743
Less accumulated depreciation	123,944	137,758

Total	$87,711	$91,985

Investments in Unconsolidated Businesses (Tables)	12 Months Ended
Dec. 31, 2010
Investments in Unconsolidated Businesses
Investments in Unconsolidated Businesses

	(dollars in millions)
At December 31,	Ownership	2010	2009
Equity Investees
Vodafone Omnitel	23.1%	$2,002	$1,978
Other	Various	1,471	1,130

Total equity investees		3,473	3,108

Cost Investees	Various	24	10

Total investments in unconsolidated businesses		$3,497	$3,118

Schedule of Summarized Financial Information for Equity Investees, Balance Sheet

	(dollars in millions)
At December 31,	2010	2009
Current assets	$3,620	$3,588
Noncurrent assets	7,568	8,179

Total assets	$11,188	$11,767

Current liabilities	$5,509	$6,804
Noncurrent liabilities	8	49
Equity	5,671	4,914

Total liabilities and equity	$11,188	$11,767

Schedule of Summarized Financial Information for Equity Investees, Income Statement

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Net revenue	$12,356	$12,903	$13,077
Operating income	4,156	4,313	3,820
Net income	2,563	2,717	2,634

Noncontrolling Interest (Tables)	12 Months Ended
Dec. 31, 2010
Noncontrolling Interest
Noncontrolling Interest in Equity of Subsidiaries

	(dollars in millions)
At December 31,	2010	2009
Noncontrolling interests in consolidated subsidiaries:
Verizon Wireless	$47,557	$41,950
Wireless partnerships	786	811

	$48,343	$42,761

Leasing Arrangements (Tables)	12 Months Ended
Dec. 31, 2010
Leasing Arrangements
Capital Leases in Financial Statements of Lessor Disclosure

				(dollars in millions)
At December 31,			2010			2009
	Leveraged Leases	Direct Finance Leases	Total	Leveraged Leases	Direct Finance Leases	Total

Minimum lease payments receivable	$2,360	$155	$2,515	$2,504	$166	$2,670
Estimated residual value	1,305	7	1,312	1,410	12	1,422
Unearned income	(1,140)	(20)	(1,160)	(1,251)	(19)	(1,270)

Total	$2,525	$142	$2,667	$2,663	$159	$2,822

Allowance for doubtful accounts			(152)			(158)

Finance lease receivables, net			$2,515			$2,664

Prepaid expenses and other			$59			$72
Other assets			2,456			2,592

			$2,515			$2,664

Components of Income From Leveraged Leases

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Pretax income	$74	$83	$74
Income tax expense	32	34	30

Schedule of Future Minimum Lease Payments Received From Capital Leases

	(dollars in millions)
Years	Capital Leases	Operating Leases
2011	$194	$109
2012	156	89
2013	151	71
2014	129	51
2015	85	26
Thereafter	1,800	40

Total	$2,515	$386

Amortization of Capital Leases

	(dollars in millions)
At December 31,	2010	2009
Capital leases	$321	$357
Less accumulated amortization	79	126

Total	$242	$231

Schedule of Future Minimum Lease Payments to Noncancelable Leases

	(dollars in millions)
Years	Capital Leases	Operating Leases
2011	$97	$1,898
2012	74	1,720
2013	70	1,471
2014	54	1,255
2015	42	1,012
Thereafter	81	5,277

Total minimum rental commitments	418	$12,633

Less interest and executory costs	86

Present value of minimum lease payments	332
Less current installments	75

Long-term obligation at December 31, 2010	$257

Debt (Tables)	12 Months Ended
Dec. 31, 2010
Debt
Combined schedule of current and noncurrent debt and capital lease obligations

(dollars in millions)	Debt Maturing within One Year	Long-term Debt	Total
Balance at January 1, 2010	$7,205	$55,051	$62,256
Repayments of long-term borrowings and capital lease obligations	(6,118)	(2,018)	(8,136)
Decrease in short-term obligations, excluding current maturities	(1,097)	–	(1,097)
Reclassifications of long-term debt	7,362	(7,362)	–
Other	190	(419)	(229)

Balance at December 31, 2010	$7,542	$45,252	$52,794

Debt maturing within one year

	(dollars in millions)
At December 31,	2010	2009
Long-term debt maturing within one year	$7,542	$6,105
Commercial paper	–	1,100

Total debt maturing within one year	$7,542	$7,205

Long-term debt

	(dollars in millions)
At December 31,	Interest Rates %	Maturities	2010	2009
Verizon Communications – notes payable and other	4.35 – 5.50	2011 – 2018	$6,062	$6,196
	5.55 – 6.90	2012– 2038	10,441	10,386
	7.35 – 8.95	2012– 2039	7,677	9,671

Verizon Wireless – notes payable and other	3.75 – 5.55	2011– 2014	7,000	7,000
	7.38 – 8.88	2011– 2018	5,975	6,118
	Floating	2011	1,250	6,246
Verizon Wireless – Alltel assumed notes	6.50 – 7.88	2012– 2032	2,315	2,334

Telephone subsidiaries – debentures	4.63 – 7.00	2011– 2033	7,937	8,797
	7.15 – 7.88	2012– 2032	1,449	1,449
	8.00 – 8.75	2011– 2031	880	1,080

Other subsidiaries – debentures and other	6.84 – 8.75	2018– 2028	1,700	1,700

Employee stock ownership plan loans	-	-	-	23

Capital lease obligations (average rates of 6.8% and 6.3%, respectively)			332	397
Unamortized discount, net of premium			(224)	(241)

Total long-term debt, including current maturities			52,794	61,156
Less long-term debt maturing within one year			7,542	6,105

Total long-term debt			$45,252	$55,051

Maturities of long-term debt

Years	(dollars in millions)
2011	$7,542
2012	5,902
2013	5,915
2014	3,529
2015	1,201
Thereafter	28,705

Fair Value Measurements and Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value Measurements and Financial Instruments
Schedule of assets and liabilities measured at fair value on a recurring basis

			(dollars in millions)
	Level 1	Level 2	Level 3	Total
Assets:
Short-term investments:
Equity securities	$281	$–	$–	$281
Fixed income securities	8	256	–	264
Other current assets:
Interest rate swaps	–	42	–	42
Cross currency swaps	–	7	–	7
Other assets:
Equity securities	285	–	–	285
Fixed income securities	205	766	–	971
Interest rate swaps	–	278	–	278
Forward interest rate swaps	–	108	–	108
Cross currency swaps	–	101	–	101

Total	$779	$1,558	$–	$2,337

Schedule of fair value of short-term and long-term debt, excluding capital leases

			(dollars in millions)
At December 31,		2010		2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short and long-term debt, excluding capital leases	$52,462	$59,020	$61,859	$67,359

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation
Schedule of Restricted and Performance Stock Unit Activity

(shares in thousands)	Restricted Stock Units	Performance Stock Units
Outstanding January 1, 2008	21,573	32,135
Granted	7,277	11,194
Payments	(6,869)	(7,597)
Cancelled/Forfeited	(161)	(2,518)

Outstanding December 31, 2008	21,820	33,214
Granted	7,101	14,079
Payments	(9,357)	(17,141)
Cancelled/Forfeited	(121)	(257)

Outstanding December 31, 2009	19,443	29,895
Granted	8,422	17,311
Payments	(6,788)	(14,364)
Cancelled/Forfeited	(154)	(462)

Outstanding December 31, 2010	20,923	32,380

Schedule of Assumptions Used in Black-Scholes Model

Ranges
Risk-free rate	0.14% - 0.88%
Expected term (in years)	0.03 - 2.00
Expected volatility	31.05% - 47.56%

Schedule of Value Appreciation Rights Activity

(shares in thousands)	VARs	Weighted-Average Grant-Date Fair Value
Outstanding rights, January 1, 2008	60,412	$17.58
Exercised	(31,817)	18.47
Cancelled/Forfeited	(351)	19.01

Outstanding rights, December 31, 2008	28,244	16.54
Exercised	(11,442)	16.53
Cancelled/Forfeited	(211)	17.63

Outstanding rights, December 31, 2009	16,591	16.54
Exercised	(4,947)	24.47
Cancelled/Forfeited	(75)	22.72

Outstanding rights, December 31, 2010	11,569	13.11

Schedule of Stock Option Activity

(shares in thousands)	Stock Options	Weighted-Average Exercise Price
Outstanding, January 1, 2008	181,858	$45.94
Exercised	(227)	36.54
Cancelled/Forfeited	(41,473)	46.28

Outstanding, December 31, 2008	140,158	45.86
Exercised	(2)	25.32
Cancelled/Forfeited	(32,391)	50.31

Outstanding, December 31, 2009	107,765	44.52
Exercised	(372)	34.51
Cancelled/Forfeited	(50,549)	44.90

Outstanding, December 31, 2010	56,844	44.25

Schedule of Stock Options Outstanding

Range of Exercise Prices	Stock Options (in thousands)	Weighted-Average Remaining Life (years)	Weighted-Average Exercise Price
$ 20.00 - 29.99	34	1.7	$27.91
30.00 - 39.99	18,146	2.6	35.02
40.00 - 49.99	19,973	1.1	45.21
50.00 - 59.99	18,691	0.1	52.21

Total	56,844	1.2	44.25

Employee Benefits (Tables)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Employee Benefits
Change in benefit obligations, change in plan assets, funded status, amounts recognized on the balance sheet and amounts recognized in accumulated other comprehensive loss (pretax)

			(dollars in millions)
	Pension		Health Care and Life

At December 31,	2010	2009	2010	2009
Change in Benefit Obligations
Beginning of year	$31,818	$30,394	$27,337	$27,096
Service cost	353	384	305	311
Interest cost	1,797	1,924	1,639	1,766
Plan amendments	(212)	–	(2,580)	(5)
Actuarial (gain) loss, net	748	2,056	826	(469)
Benefits paid	(1,996)	(2,565)	(1,675)	(1,740)
Termination benefits	687	75	–	18
Curtailment (gain) loss, net	61	1,245	132	352
Acquisitions and divestitures, net	(581)	192	(266)	8
Settlements paid	(3,458)	(1,887)	–	–

End of year	$29,217	$31,818	$25,718	$27,337

Change in Plan Assets
Beginning of year	$28,592	$27,791	$3,091	$2,555
Actual return on plan assets	3,089	4,793	319	638
Company contributions	138	337	1,210	1,638
Benefits paid	(1,996)	(2,565)	(1,675)	(1,740)
Settlements paid	(3,458)	(1,887)	–	–
Acquisitions and divestitures, net	(551)	123	–	–

End of year	$25,814	$28,592	$2,945	$3,091

Funded Status

End of year	$(3,403)	$(3,226)	$(22,773)	$(24,246)

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2010	2009	2010	2009
Amounts recognized on the balance sheet
Noncurrent assets	$398	$3,141	$–	$–
Current liabilities	(146)	(139)	(581)	(542)
Noncurrent liabilities	(3,655)	(6,228)	(22,192)	(23,704)

Total	$(3,403)	$(3,226)	$(22,773)	$(24,246)

Amounts recognized in Accumulated Other Comprehensive Loss (Pretax)
Prior service cost	$554	$999	$(567)	$2,667

Total	$554	$999	$(567)	$2,667

Information for pension plans with an accumulated benefit obligation in excess of plan assets

	(dollars in millions)
At December 31,	2010	2009
Projected benefit obligation	$28,329	$28,719
Accumulated benefit obligation	27,752	28,128
Fair value of plan assets	24,529	22,352

Benefit or income cost related to pension and postretirement health care and life insurance

	(dollars in millions)
	Pension			Health Care and Life
Years Ended December 31,	2010	2009	2008	2010	2009	2008
Service cost	$353	$384	$382	$305	$311	$306
Amortization of prior service cost	109	112	62	375	401	395

Subtotal	462	496	444	680	712	701
Expected return on plan assets	(2,176)	(2,216)	(3,444)	(252)	(205)	(331)
Interest cost	1,797	1,924	1,966	1,639	1,766	1,663

Subtotal	83	204	(1,034)	2,067	2,273	2,033
Remeasurement (gain) loss, net	(166)	(515)	13,946	758	(901)	1,069

Net periodic benefit (income) cost	(83)	(311)	12,912	2,825	1,372	3,102
Curtailment and termination benefits	860	1,371	32	386	532	31

Total	$777	$1,060	$12,944	$3,211	$1,904	$3,133

Other pretax changes in plan assets and benefit obligations recognized in other comprehensive (income) loss

			(dollars in millions)
	Pension		Health Care and Life
At December 31,	2010	2009	2010	2009
Prior service cost	$(336)	$(51)	$(2,859)	$(167)
Reversal of amortization items
Prior service cost	(109)	(112)	(375)	(401)

Total recognized in other comprehensive (income) loss (pretax)	$(445)	$(163)	$(3,234)	$(568)

Weighted average assumptions used in determining benefit obligations

	Pension		Health Care and Life
At December 31,	2010	2009	2010	2009
Discount rate	5.75%	6.25%	5.75%	6.25%
Rate of compensation increases	3.00	4.00	N/A	N/A

Weighted average assumptions used in determining net periodic cost

	Pension			Health Care and Life
Years Ended December 31,	2010	2009	2008	2010	2009	2008
Discount rate	6.25%	6.75%	6.50%	6.25%	6.75%	6.50%
Expected return on plan assets	8.50	8.50	8.50	8.25	8.25	8.25
Rate of compensation increase	4.00	4.00	4.00	N/A	N/A	4.00

Health care cost trend rates

	Health Care and Life
At December 31,	2010	2009	2008
Healthcare cost trend rate assumed for next year	7.75%	8.00%	9.00%
Rate to which cost trend rate gradually declines	5.00	5.00	5.00
Year the rate reaches level it is assumed to remain thereafter	2016	2014	2014

One percentage point change in assumed health care cost trend rates

	(dollars in millions)
One-Percentage-Point	Increase	Decrease
Effect on 2010 service and interest cost	$232	$(191)
Effect on postretirement benefit obligation as of December 31, 2010	2,788	(2,303)

The fair values for the pension plans by asset category

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,175	$2,126	$49	$–
Equity securities	10,158	9,052	1,106	–
Fixed income securities
U.S. Treasuries and agencies	599	141	458	–
Corporate bonds	1,615	233	1,202	180
International bonds	910	20	890	–
Other	502	–	502	–
Real estate	1,769	–	–	1,769
Other
Private equity	5,889	–	40	5,849
Hedge funds	2,197	–	1,481	716

Total	$25,814	$11,572	$5,728	$8,514

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$2,299	$2,288	$11	$–
Equity securities	12,691	11,533	1,158	–
Fixed income securities
U.S. Treasuries and agencies	1,095	428	667	–
Corporate bonds	2,531	73	2,321	137
International bonds	1,112	768	344	–
Other	646	–	646	–
Real estate	1,541	–	–	1,541
Other
Private equity	5,362	–	26	5,336
Hedge funds	1,315	–	1,315	–

Total	$28,592	$15,090	$6,488	$7,014

Reconciliation of beginning and ending balance of pension plan assets measured at fair value

	(dollars in millions)
	Corporate Bonds	Real Estate	Private Equity	Hedge Funds	Total
Balance at December 31, 2008	$23	$1,665	$5,101	$–	$6,789
Actual gain (loss) on plan assets	26	(455)	(5)	–	(434)
Purchases and sales	84	331	263	–	678
Transfers in and/or out of Level 3	4	–	(23)	–	(19)

Balance at December 31, 2009	$137	$1,541	$5,336	$–	$7,014
Actual gain (loss) on plan assets	3	(49)	518	24	496
Purchases and sales	37	294	(5)	109	435
Transfers in and/or out of Level 3	3	(17)	–	583	569

Balance at December 31, 2010	$180	$1,769	$5,849	$716	$8,514

Fair values for other postretirement benefit plans by asset category

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$394	$21	$373	$–
Equity securities	1,919	1,202	717	–
Fixed income securities
U.S. Treasuries and agencies	80	47	33	–
Corporate bonds	173	58	115	–
International bonds	125	8	117	–
Other	198	–	198	–
Other	56	–	56	–

Total	$2,945	$1,336	$1,609	$–

	(dollars in millions)
Asset Category	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$166	$27	$139	$–
Equity securities	2,240	1,681	559	–
Fixed income securities
U.S. Treasuries and agencies	61	36	25	–
Corporate bonds	275	42	233	–
International bonds	81	13	68	–
Other	231	–	231	–
Other	37	–	37	–

Total	$3,091	$1,799	$1,292	$–

Expected benefit payments to retirees

	(dollars in millions)
Year	Pension Benefits	Health Care and Life Prior to Medicare Prescription Drug Subsidy	Expected Medicare Prescription Drug Subsidy
2011	$3,114	$2,126	$107
2012	2,339	2,142	120
2013	2,273	1,951	–
2014	2,225	1,931	–
2015	2,188	1,873	–
2016-2020	10,536	8,452	–

Schedule of recorded severance liability

	(dollars in millions)
Year	Beginning of Year	Charged to Expense	Payments	Other	End of Year
2008	$1,024	$512	$(509)	$77	$1,104
2009	1,104	950	(522)	106	1,638
2010	1,638	1,217	(1,307)	21	1,569

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2010
Income Taxes
Components of income before income taxes, discontinued operations, extraordinary item and cumulative effect of accounting change

		(dollars in millions)
Years Ended December 31,	2010	2009	2008
Domestic	$11,921	$12,625	$722
Foreign	763	895	921

Total	$12,684	$13,520	$1,643

Components of the provision for income taxes

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Current
Federal	$(705)	$(611)	$365
Foreign	(19)	73	240
State and Local	(42)	364	544

Total	(766)	(174)	1,149

Deferred
Federal	2,945	1,616	(2,411)
Foreign	(24)	(35)	(91)
State and Local	316	518	(960)

Total	3,237	2,099	(3,462)
Investment tax credits	(4)	(6)	(6)

Total income tax provision (benefit)	$2,467	$1,919	$(2,319)

Schedule for the principal reasons for difference in effective and statutory tax rates

Years Ended December 31,	2010	2009	2008
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local income tax rate, net of federal tax benefits	1.4	1.5	(16.5)
Distributions from foreign investments	–	–	(4.3)
Medicare Part D subsidy charge	6.9	–	–
Equity in earnings from unconsolidated businesses	(1.6)	(1.6)	(14.0)
Noncontrolling interest	(19.5)	(16.0)	(119.4)
Other, net	(2.8)	(4.7)	(22.0)

Effective income tax rate	19.4%	14.2%	(141.2)%

Schedule of deferred taxes

	(dollars in millions)
At December 31,	2010	2009
Employee benefits	$11,499	$13,204
Tax loss and credit carry forwards	3,907	2,786
Uncollectible accounts receivable	248	303
Other - assets	951	1,269

	16,605	17,562
Valuation allowances	(3,421)	(2,942)

Deferred tax assets	13,184	14,620

Former MCI intercompany accounts receivable basis difference	1,489	1,633
Depreciation	11,758	10,296
Leasing activity	1,980	2,081
Wireless joint venture including wireless licenses	19,514	18,249
Other - liabilities	1,152	1,012

Deferred tax liabilities	35,893	33,271

Net deferred tax liability	$22,709	$18,651

Reconciliation of the beginning and ending balance of unrecognized tax benefits

	(dollars in millions)
	2010	2009	2008
Balance at January 1,	$3,400	$2,622	$2,883
Additions based on tax positions related to the current year	231	288	251
Additions for tax positions of prior years	476	1,128	344
Reductions for tax positions of prior years	(569)	(477)	(651)
Settlements	(256)	(27)	(126)
Lapses of statutes of limitations	(40)	(134)	(79)

Balance at December 31,	$3,242	$3,400	$2,622

Schedule of after-tax benefits related to interest and penalties in the provision for income taxes

Years Ended December 31,	(dollars in millions)
2010	$29
2009	14
2008	55

Schedule of the after-tax accrual for the payment of interest and penalties in the consolidated balance sheet

At December 31,	(dollars in millions)
2010	$527
2009	552

Segment Information (Tables)	12 Months Ended
Dec. 31, 2010
Segment Information
Schedule of segment reporting information, by segment

	(dollars in millions)
2010	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$55,588	$–	$55,588
Equipment and other	7,753	–	7,753
Mass Markets	–	16,247	16,247
Global Enterprise	–	15,667	15,667
Global Wholesale	–	7,173	7,173
Other	–	858	858
Intersegment revenues	66	1,282	1,348

Total operating revenues	63,407	41,227	104,634
Cost of services and sales	19,245	22,618	41,863
Selling, general and administrative expense	18,082	9,372	27,454
Depreciation and amortization expense	7,356	8,469	15,825

Total operating expenses	44,683	40,459	85,142

Operating income	$18,724	$768	$19,492

Assets	$138,863	$83,849	$222,712
Plant, property and equipment, net	32,253	54,594	86,847
Capital expenditures	8,438	7,269	15,707

	(dollars in millions)
2009	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$51,975	$–	$51,975
Equipment and other	8,250	–	8,250
Mass Markets	–	16,109	16,109
Global Enterprise	–	15,666	15,666
Global Wholesale	–	7,958	7,958
Other	–	1,443	1,443
Intersegment revenues	100	1,275	1,375

Total operating revenues	60,325	42,451	102,776
Cost of services and sales	19,348	22,693	42,041
Selling, general and administrative expense	17,309	9,947	27,256
Depreciation and amortization expense	7,030	8,238	15,268

Total operating expenses	43,687	40,878	84,565

Operating income	$16,638	$1,573	$18,211

Assets	$135,162	$91,778	$226,940
Plant, property and equipment, net	30,849	59,373	90,222
Capital expenditures	7,152	8,892	16,044

	(dollars in millions)
2008	Domestic Wireless	Wireline	Total Segments
External Operating Revenues
Service revenue	$42,527	$–	$42,527
Equipment and other	6,665	–	6,665
Mass Markets	–	15,823	15,823
Global Enterprise	–	16,599	16,599
Global Wholesale	–	8,770	8,770
Other	–	1,959	1,959
Intersegment revenues	106	1,172	1,278

Total operating revenues	49,298	44,323	93,621
Cost of services and sales	15,660	22,890	38,550
Selling, general and administrative expense	14,273	10,169	24,442
Depreciation and amortization expense	5,405	8,174	13,579

Total operating expenses	35,338	41,233	76,571

Operating income	$13,960	$3,090	$17,050

Assets	$111,979	$90,386	$202,365
Plant, property and equipment, net	27,136	58,287	85,423
Capital expenditures	6,510	9,797	16,307

Reconciliation of total reportable segments operating revenues to consolidated operating revenues

	(dollars in millions)
	2010	2009	2008
Operating Revenues
Total reportable segments	$104,634	$102,776	$93,621
Reconciling items:
Deferred revenue adjustment (see Note 1)	(235)	78	34
Impact of divested operations	2,407	5,297	4,084
Corporate, eliminations and other	(241)	(343)	(385)

Consolidated operating revenues	$106,565	$107,808	$97,354

Reconciliation of total reportable segments operating income to consolidated income before (provision) benefit for income taxes

	(dollars in millions)
	2010	2009	2008
Operating Income
Total segment operating income	$19,492	$18,211	$17,050
Merger integration and acquisition costs (see Note 2)	(867)	(954)	(174)
Access line spin-off and other charges (see Note 3)	(407)	(453)	(103)
Severance, pension and benefit charges (see Note 12)	(3,054)	(1,440)	(15,602)
Deferred revenue adjustment (see Note 1)	(235)	78	34
Impact of divested operations (see Note 3)	755	1,769	1,197
Corporate, eliminations and other	(1,039)	(1,233)	210

Consolidated operating income	$14,645	$15,978	$2,612

Equity in earnings of unconsolidated businesses	508	553	567
Other income (expense), net	54	91	283
Interest expense	(2,523)	(3,102)	(1,819)

Income Before (Provision) Benefit for Income Taxes	$12,684	$13,520	$1,643

Assets
Total reportable segments	$222,712	$226,940
Corporate, eliminations and other	(2,707)	(33)

Total consolidated	$220,005	$226,907

Comprehensive Income (Tables)	12 Months Ended
Dec. 31, 2010
Comprehensive Income
Schedule of Foreign currency translation adjustments

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Vodafone Omnitel	$(119)	$49	$(119)
Other international operations	(52)	29	(112)

Foreign currency translation adjustments	$(171)	$78	$(231)

Schedule of unrealized gains (losses) on cash flow hedges

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Unrealized gains (losses)	$38	$112	$(43)
Less reclassification adjustments for gains (losses) realized in net income	(51)	25	(3)

Net unrealized gains (losses) on cash flow hedges	$89	$87	$(40)

Schedule of unrealized gains (losses) on marketable securities

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Unrealized gains (losses)	$37	$95	$(142)
Less reclassification adjustments for gains (losses) realized in net income	8	8	(45)

Net unrealized gains (losses) on marketable securities	$29	$87	$(97)

Schedule of components in accumulated other comprehensive loss

	(dollars in millions)
At December 31,	2010	2009
Foreign currency translation adjustments	$843	$1,014
Net unrealized gain on cash flow hedges	126	37
Unrealized gain on marketable securities	79	50
Defined benefit pension and postretirement plans	1	(2,473)

Accumulated Other Comprehensive Income (Loss)	$1,049	$(1,372)

Additional Financial Information (Tables)	12 Months Ended
Dec. 31, 2010
Additional Financial Information
Income Statement Information

Income Statement Information

	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Depreciation expense	$14,593	$14,564	$13,227
Interest incurred	3,487	4,029	2,566
Interest capitalized	(964)	(927)	(747)
Advertising expense	2,451	3,020	2,754

Balance Sheet Information

Balance Sheet Information
	(dollars in millions)
December 31,	2010	2009
Accounts Payable and Accrued Liabilities
Accounts payable	$3,936	$4,337
Accrued expenses	4,110	3,486
Accrued vacation, salaries and wages	5,686	5,084
Interest payable	813	872
Taxes payable	1,157	1,444

	$15,702	$15,223

Other Current Liabilities
Advance billings and customer deposits	$3,091	$2,644
Dividends payable	1,402	1,372
Other	2,860	2,692

	$7,353	$6,708

Cash Flow Information
Cash Flow Information
	(dollars in millions)
Years Ended December 31,	2010	2009	2008
Cash Paid
Income taxes, net of amounts refunded	$430	$158	$1,206
Interest, net of amounts capitalized	2,433	2,573	1,664

Quarterly Financial Information (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Information (Unaudited)
Schedule of quarterly financial information

			Net Income (Loss) attributable to Verizon(1)
Quarter Ended	Operating Revenues	Operating Income	Amount	Per Share- Basic	Per Share- Diluted	Net Income
2010
March 31	$26,913	$4,441	$443	$.16	$.16	$2,318
June 30	26,773	410	(1,192)	(.42)	(.42)	553
September 30	26,484	3,383	659	.23	.23	2,698
December 31	26,395	6,411	2,639	.93	.93	4,648

2009
March 31	$26,591	$4,530	$1,521	$.54	$.54	$3,086
June 30	26,861	4,672	1,658	.58	.58	3,335
September 30	27,265	3,823	1,098	.39	.39	2,809
December 31	27,091	2,953	617	.22	.22	2,371
(1)	Net income (loss) attributable to Verizon per common share is computed independently for each quarter and the sum of the quarters may not equal the annual amount.

Schedule II - Valuation and Qualifying Accounts (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Allowance for Uncollectible Accounts Receivable [Member]
Balance at Beginning of Period	$ 976		$ 941		$ 1,025
Charged to Expenses	1,246		1,306		1,085
Charged to Other Accounts	103	[1],[2]	418	[1],[2]	474	[1],[2]
Deductions	1,449	[3],[4]	1,689	[3],[4]	1,643	[3],[4]
Balance at End of Period	876		976		941
Valuation Allowance of Deferred Tax Assets [Member]
Balance at Beginning of Period	2,942		2,995		2,944
Charged to Expenses	675		404		127
Charged to Other Accounts	4	[1],[2]	43	[1],[2]	404	[1],[2]
Deductions	200	[3],[4]	500	[3],[4]	480	[3],[4]
Balance at End of Period	$ 3,421		$ 2,942		$ 2,995

[1]	Allowance for Uncollectible Accounts Receivable includes: (1) amounts previously written off which were credited directly to this account when recovered; and (2) accruals charged to accounts payable for anticipated uncollectible charges on purchases of accounts receivable from others which were billed by us. Also includes amounts transferred from other accounts.
[2]	Valuation Allowance for Deferred Tax Assets includes current year increase to valuation allowance charged to equity and reclassifications from other balance sheet accounts.
[3]	Amounts written off as uncollectible or transferred to other accounts or utilized.
[4]	Reductions to valuation allowances related to deferred tax assets.

Description of Business and Summary of Significant Accounting Policies (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jan. 02, 2008
Number Of Countries Outside The United States Of America To Which Our Wireline Segment Provides Products And Services	150
Deferred revenue adjustment	$ (235,000,000)	$ 78,000,000	$ 34,000,000
Reduction to Net income attributable to Verizon for the one-time non-cash adjustment	100,000,000
Shares not included in computation of diluted earnings per share	73,000,000	112,000,000	158,000,000
Stock options and restricted stock units outstanding to purchase shares included in diluted earnings per common share	3,000,000
Maximum maturity period for highly liquid investments to be cash equivalents, days	90
Number of common shares authorized to be issued	4,250,000,000
Number of Series Preferred shares authorized to be issued	250,000,000
Increase in depreciation expense	300,000,000	300,000,000	200,000,000
Cumulative effect of benefit plan accounting change				$ 3,000,000,000
Building [Member]
Maximum useful life	45
Minimum useful life	15
Central office and other network equipment [Member]
Maximum useful life	15
Minimum useful life	3
Furniture, vehicles and other [Member]
Maximum useful life	20
Minimum useful life	2
Software [Member]
Minimum useful life for finite-lived intangible assets	2
Maximum useful life for finite-lived intangible assets	7
Copper cable [Member]
Maximum useful life			18
Minimum useful life			13
Average useful life	15
Fiber cable [Member]
Route miles of fiber optic cable across U.S.	485,000
Maximum useful life	25		25
Minimum useful life	11		20
Average useful life		25
Poles, conduit and other [Member]
Maximum useful life	50
Minimum useful life	30

Description of Business and Summary of Significant Accounting Policies (Average Useful Lives) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Building [Member]
Minimum useful life	15
Maximum useful life	45
Central office and other network equipment [Member]
Minimum useful life	3
Maximum useful life	15
Furniture, vehicles and other [Member]
Minimum useful life	2
Maximum useful life	20
Copper cable [Member]
Minimum useful life			13
Maximum useful life			18
Average useful life	15
Fiber cable [Member]
Minimum useful life	11		20
Maximum useful life	25		25
Average useful life		25
Poles, conduit and other [Member]
Minimum useful life	30
Maximum useful life	50

Description of Business and Summary of Significant Accounting Policies (Schedule of New Accounting Pronouncements and Changes in Accounting Principles) (Details) (USD  $)
In Millions, except Per Share data	3 Months Ended																12 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010		Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cost of services and sales																	$ 44,149	$ 44,579	$ 38,615
Selling, general and administrative expense																	31,366	30,717	41,517
Depreciation and amortization expense																	16,405	16,534	14,610
Income before (provision) benefit for income taxes																	12,684	13,520	1,643
(Provision) benefit for income taxes																	(2,467)	(1,919)	2,319
Net income	4,648		2,698		553		2,318		2,371		2,809		3,335		3,086		10,217	11,601	3,962
Net income (loss) attributable to Verizon	2,639	[1]	659	[1]	(1,192)	[1]	443	[1]	617	[1]	1,098	[1]	1,658	[1]	1,521	[1]	2,549	4,894	(2,193)
Basic Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon	$ 0.93	[1]	$ 0.23	[1]	$ (0.42)	[1]	$ 0.16	[1]	$ 0.22	[1]	$ 0.39	[1]	$ 0.58	[1]	$ 0.54	[1]	$ 0.9	$ 1.72	$ (0.77)
Diluted Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon	$ 0.93	[1]	$ 0.23	[1]	$ (0.42)	[1]	$ 0.16	[1]	$ 0.22	[1]	$ 0.39	[1]	$ 0.58	[1]	$ 0.54	[1]	$ 0.9	$ 1.72	$ (0.77)
Reinvested earnings	4,368								7,260								4,368	7,260
Accumulated other comprehensive income (loss)	1,049								(1,372)								1,049	(1,372)
Recognized Under Previous Method [Member]
Cost of services and sales																	45,127
Selling, general and administrative expense																	31,298
Depreciation and amortization expense																	16,400
Income before (provision) benefit for income taxes																	11,780
(Provision) benefit for income taxes																	(2,094)
Net income																	9,686
Net income (loss) attributable to Verizon																	2,018
Basic Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon																	$ 0.71
Diluted Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon																	$ 0.71
Reinvested earnings	14,168																14,168
Accumulated other comprehensive income (loss)	(8,443)																(8,443)
Recognized Under New Method [Member]
Cost of services and sales																	44,149
Selling, general and administrative expense																	31,366
Depreciation and amortization expense																	16,405
Income before (provision) benefit for income taxes																	12,684
(Provision) benefit for income taxes																	(2,467)
Net income																	10,217
Net income (loss) attributable to Verizon																	2,549
Basic Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon																	$ 0.9
Diluted Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon																	$ 0.9
Reinvested earnings	4,368																4,368
Accumulated other comprehensive income (loss)	1,049																1,049
Previously Reported [Member]
Cost of services and sales																		44,299	39,007
Selling, general and administrative expense																		32,950	26,898
Depreciation and amortization expense																		16,532	14,565
Income before (provision) benefit for income taxes																		11,568	15,914
(Provision) benefit for income taxes																		(1,210)	(3,331)
Net income																		10,358	12,583
Net income (loss) attributable to Verizon																		3,651	6,428
Basic Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon																		$ 1.29	$ 2.26
Diluted Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon																		$ 1.29	$ 2.26
Reinvested earnings									17,592									17,592
Accumulated other comprehensive income (loss)									(11,479)									(11,479)
Adjusted [Member]
Cost of services and sales																		44,579	38,615
Selling, general and administrative expense																		30,717	41,517
Depreciation and amortization expense																		16,534	14,610
Income before (provision) benefit for income taxes																		13,520	1,643
(Provision) benefit for income taxes																		(1,919)	2,319
Net income																		11,601	3,962
Net income (loss) attributable to Verizon																		4,894	(2,193)
Basic Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon																		$ 1.72	$ (0.77)
Diluted Earnings (Loss) Per Common Share
Net income (loss) attributable to Verizon																		$ 1.72	$ (0.77)
Reinvested earnings									7,260									7,260
Accumulated other comprehensive income (loss)									$ (1,372)									$ (1,372)

[1]	Net income (loss) attributable to Verizon per common share is computed independently for each quarter and the sum of the quarters may not equal the annual amount.

Acquisitions (Narrative) (Details) (USD $)	3 Months Ended	12 Months Ended					0 Months Ended				0 Months Ended		12 Months Ended	0 Months Ended	6 Months Ended	12 Months Ended			1 Months Ended
	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Aug. 23, 2010	Jan. 09, 2009	Jan. 09, 2009 Other Intangibles [Member] Alltel Acquisition [Member]	Jan. 09, 2009 Customer Relationships [Member] Alltel Acquisition [Member]	Jan. 09, 2009 Wireless Licenses Acquired [Member] Alltel Acquisition [Member]	May 08, 2009 AT&T Mobility [Member] Alltel Divestiture Markets [Member]	Aug. 23, 2010 AT&T [Member]	Dec. 22, 2008 AT&T [Member] Rural Cellular Corporation [Member]	Dec. 31, 2008 MCI [Member]	Jan. 09, 2009 Alltel Acquisition [Member]	Jun. 30, 2010 Alltel Acquisition [Member]	Dec. 31, 2010 Alltel Acquisition [Member]	Dec. 31, 2009 Alltel Acquisition [Member]	Jun. 05, 2008 Alltel Acquisition [Member]	Jan. 31, 2009 Alltel Divestiture Markets [Member]	May 08, 2009 Alltel Divestiture Markets [Member]	Aug. 07, 2008 Rural Cellular Corporation [Member]	Jun. 09, 2009 ATN Divestiture [Member]	Jan. 27, 2011 Terremark Acquisition [Member]
Number of states Alltel provides wireless voice and data services in																		34
Percentage of equity acquired in all-cash merger														100.00%							100.00%
Cash consideration to be paid in connection with acquisition														$ 5,925,000,000							$ 1,300,000,000		$ 1,400,000,000
Amount of debt assumed in connection with acquisition														24,000,000,000									500,000,000
Fair value of non-controlling interests in Managed Partnerships														600,000,000
Amount of borrowing capacity on terminated credit facility														17,000,000,000
Amount borrowed under bridge facility						12,400,000,000
Cash acquired in connection with acquisition														1,000,000,000
Cash consideration used to acquire business											200,000,000
Other assets exchanged as part of a business combination												500,000,000
Net assets divested per regulatory approval														2,100,000,000
Weighted average period prior to renewal of wireless licenses, years									5.7
Customer relationships amortization over period of years								8
Other intangibles amortization over period of years, minimum							2
Other intangibles amortization over period of years, maximum							3
Goodwill to be deducted for tax purposes														1,400,000,000
Number of operating markets to be divested as regulatory condition of acquisition																			105
Number of states with operating markets that were divested as regulatory condition of acquisition																			24
Aggregate amount of assets divested in connection with Alltel acquisition															2,600,000,000
Aggregate amount of liabilities divested in connection with Alltel acquisition															100,000,000
Wireless licenses acquired											100,000,000
Wireless licenses from acquisition														9,444,000,000							1,100,000,000
Goodwill from acquisition											100,000,000			16,353,000,000							900,000,000
Cash consideration to be paid per share in connection with acquisition																							$ 19
Number of operating markets divested										79												26
Number of operating markets acquired					6
Total number of operating markets divested																				105
Cash amount agreed upon to be paid to Verizon for licenses and network assets related to Alltel divestiture markets										2,400,000,000												200,000,000
Merger integration and acquisition related charges		(867,000,000)	(954,000,000)	(174,000,000)									200,000,000			900,000,000	1,200,000,000
Proceeds from dispositions	$ 200,000,000	$ 2,594,000,000

Acquisitions (Summary of Assets and Liabilities Acquired Through Alltel) (Details) (Alltel Acquisition [Member], USD $) In Millions	0 Months Ended
Jan. 09, 2009
Current assets	$ 2,760
Plant, property and equipment	3,513
Wireless licenses	9,444
Goodwill	16,353
Intangible assets subject to amortization	2,391
Other assets	2,444
Total assets acquired	36,905
Current liabilities	1,833
Long-term debt	23,929
Deferred income taxes and other liabilities	5,032
Total liabilities assumed	30,794
Net assets acquired	6,111
Noncontrolling interest	(519)
Contributed capital	333
Total cash consideration	$ 5,925

Acquisitions (Pro Forma Consolidated Results of Operations) (Details) (Alltel Acquisition [Member], USD $) In Millions, except Per Share data	12 Months Ended
Dec. 31, 2008
Operating revenues	$ 106,509
Net income (loss) attributable to Verizon	$ (2,140)
Earnings (losses) per common share - Basic	$ (0.75)
Earnings (losses) per common share - Diluted	$ (0.75)

Dispositions (Details) (USD $)	1 Months Ended	12 Months Ended			6 Months Ended	12 Months Ended			6 Months Ended	12 Months Ended
	Mar. 31, 2008	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jun. 30, 2010 Frontier [Member]	Dec. 31, 2010 Frontier [Member]	Dec. 31, 2009 Frontier [Member]	Jun. 30, 2010 Spinco [Member]	Jun. 30, 2010 Verizon Stockholder Interests Following Merger Between Frontier and Spinco [Member]	Dec. 31, 2010 Verizon Stockholder Interests Following Merger Between Frontier and Spinco [Member]	Jul. 31, 2010 Verizon Stockholder Interests Following Merger Between Frontier and Spinco [Member]
Post merger ownership percentage by registrant										68.00%
Shares of common stock received by registrant stockholders in connection with merger										678,500,000
Number of shares received by registrant shareholders for each share owned										4.165977
Approximate number of access lines divested through spinoff							4,000,000
Approximate revenue generated by access lines and certain related business acquired by Frontier					$ 1,700,000,000		$ 4,000,000,000
Total value of the Spinco transaction to Verizon and its stockholders											8,600,000,000
Amount received by Verizon stockholders in Frontier common stock											5,300,000,000
Aggregate value received in connection with merger									3,300,000,000
Proceeds from access line spin-off		3,083,000,000							3,100,000,000
Portion of aggregate value received in connection with merger as reduction in registrants consolidated indebtedness									300,000,000
Decrease in shareholders' equity, attributable to spinoff		1,900,000,000
Decrease in goodwill, attributable to spinoff		600,000,000
Principal amount of notes obtained by spun off entity with the gross proceeds of the offering deposited into an escrow account								3,200,000,000
Access Line Spin Off Related Charges		407,000,000	453,000,000	103,000,000		500,000,000	200,000,000
Costs incurred for Wireline cost reduction initiatives			200,000,000
Debt reduced from segment spin off	$ 1,400,000,000

Wireless Licenses, Goodwill and Other Intangible Assets (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008 FCC 700 MHz Band Spectrum Auction [Member]
Wireless licenses under development		$ 12,200,000,000	$ 12,200,000,000
Wireless licenses under development for which interest costs are capitalized	3,300,000,000
Wireless licenses acquired		$ 178,000,000	$ 9,444,000,000	$ 9,400,000,000
Number of wireless licenses acquired				109
Average remaining renewal period for the wireless license portfolio, in years		6.9

Wireless Licenses, Goodwill and Other Intangible Assets (Changes in the Carrying Amount of Wireless Licenses) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Wireless Licenses, Goodwill and Other Intangible Assets
Beginning balance at	$ 72,067	$ 61,974
Wireless licenses acquired	178	9,444
Capitalized interest on wireless licenses	748	730
Reclassifications, adjustments and other	3	(81)
Ending balance at	$ 72,996	$ 72,067

Wireless Licenses, Goodwill and Other Intangible Assets (Changes in the Carrying Amount of Goodwill) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Beginning balance	$ 22,472	$ 6,035
Goodwill acquired	131	16,353
Goodwill divested	(614)
Reclassifications, adjustments, and other	(1)	84
Ending balance	21,988	22,472
Domestic Wireless [Member]
Beginning balance	17,738	1,297
Goodwill acquired	131	16,353
Reclassifications, adjustments, and other		88
Ending balance	17,869	17,738
Wireline [Member]
Beginning balance	4,734	4,738
Goodwill divested	(614)
Reclassifications, adjustments, and other	(1)	(4)
Ending balance	$ 4,119	$ 4,734

Wireless Licenses, Goodwill and Other Intangible Assets (Schedule of Finite-lived Intangible Assets By Major Class) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Customer Lists (6 to 8 years) [Member]	Dec. 31, 2009 Customer Lists (6 to 8 years) [Member]	Dec. 31, 2010 Non-network Internal Use Software (2 to 7 years) [Member]	Dec. 31, 2009 Non-network Internal Use Software (2 to 7 years) [Member]	Dec. 31, 2010 Other (2 to 25 years) [Member]	Dec. 31, 2009 Other (2 to 25 years) [Member]
Gross Amount	$ 12,481	$ 12,454	$ 3,150	$ 3,134	$ 8,446	$ 8,455	$ 885	$ 865
Accumulated Amortization	(6,651)	(5,690)	(1,551)	(1,012)	(4,614)	(4,346)	(486)	(332)
Net Amount	$ 5,830	$ 6,764	$ 1,599	$ 2,122	$ 3,832	$ 4,109	$ 399	$ 533
Minimum useful life for finite-lived intangible assets			6		2		2
Maximum useful life for finite-lived intangible assets			8		7		25

Wireless Licenses, Goodwill and Other Intangible Assets (Amortization Expense For Other Intangible Assets Table) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Wireless Licenses, Goodwill and Other Intangible Assets
Amortization expense for other intangible assets	$ 1,812	$ 1,970	$ 1,383

Wireless Licenses, Goodwill and Other Intangible Assets (Estimated Annual Amortization Expense For Other Intangible Assets Table) (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Wireless Licenses, Goodwill and Other Intangible Assets
2011	$ 1,656
2012	1,335
2013	1,100
2014	729
2015	$ 512

Plant, Property and Equipment (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Plant, Property and Equipment
Land	$ 865	$ 925
Buildings and equipment	21,064	21,492
Network equipment	170,086	184,547
Furniture, office and data processing equipment	8,301	9,083
Work in progress	4,375	4,194
Leasehold improvements	4,816	4,694
Vehicles and other	2,148	4,808
Total Gross Plant, Property and Equipment	211,655	229,743
Less accumulated depreciation	123,944	137,758
Total Plant, Property and Equipment	$ 87,711	$ 91,985

Investments in Unconsolidated Businesses (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Dividends and repatriations of foreign earnings received	$ 500,000,000	$ 900,000,000	$ 800,000,000
Goodwill associated with equity investment	1,100,000,000	1,100,000,000
Affordable Housing Project Limited Partnership Investment [Member]
Equity method investee	$ 1,200,000,000	$ 900,000,000

Investments in Unconsolidated Businesses (Investments in Unconsolidated Businesses) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Vodafone Omnitel [Member]
Ownership	23.10%
Equity method investee	$ 2,002	$ 1,978
Other [Member]
Equity method investee	1,471	1,130
Total Equity Investees [Member]
Equity method investee	3,473	3,108
Cost Investees [Member]
Cost Method Investee	24	10
Total Investments in Unconsolidated Businesses [Member]
Equity method investee	$ 3,497	$ 3,118

Investments in Unconsolidated Businesses (Schedule of Summarized Financial Information for Equity Investees, Balance Sheet) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Investments in Unconsolidated Businesses
Current assets	$ 3,620	$ 3,588
Noncurrent assets	7,568	8,179
Total assets	11,188	11,767
Current liabilities	5,509	6,804
Noncurrent liabilities	8	49
Equity	5,671	4,914
Total liabilities and equity	$ 11,188	$ 11,767

Investments in Unconsolidated Businesses (Schedule of Summarized Financial Information For Equity Investees, Income Statement) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Net revenue	$ 12,356	$ 12,903	$ 13,077
Operating income	4,156	4,313	3,820
Net income	$ 2,563	$ 2,717	$ 2,634

Noncontrolling Interest (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009
Wireless joint venture	$ 47,557	$ 41,950
Cellular partnerships and other	786	811
Total noncontrolling interest	$ 48,343	$ 42,761
Controlling interest percentage	55.00%
Noncontrolling interest percentage	45.00%

Leasing Arrangements (Narrative) (Details) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Leasing Arrangements
Number of years remaining on current lease agreements high end of range	40
Accumulated deferred taxes arising from leveraged leases	$ 2	$ 2.1
Rent expense under operating leases	$ 2.5	$ 2.5	$ 2.2

Leasing Arrangements (Capital Leases in Financial Statements of Lessor Disclosure) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Leasing Arrangements
Minimum lease payments receivable, leveraged leases	$ 2,360	$ 2,504
Estimated residual value, leveraged leases	1,305	1,410
Unearned income, leveraged leases	(1,140)	(1,251)
Total leveraged leases	2,525	2,663
Minimum lease payments receivable, direct finance leases	155	166
Estimated residual value, direct finance leases	7	12
Unearned income, direct finance leases	(20)	(19)
Total, direct finance leases	142	159
Finance lease receivables, total minimum lease payments receivable	2,515	2,670
Estimated residual value, total	1,312	1,422
Unearned income, total	(1,160)	(1,270)
Total investment in leases	2,667	2,822
Allowance for doubtful accounts	(152)	(158)
Finance lease receivables, net	2,515	2,664
Prepaid expenses and other	59	72
Other assets	$ 2,456	$ 2,592

Leasing Arrangements (Components of Income from Leveraged Leases) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Leasing Arrangements
Pretax lease income	$ 74	$ 83	$ 74
Income tax expense	$ 32	$ 34	$ 30

Leasing Arrangements (Schedule of Future Minimum Lease Payments Received from Capital Leases) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Leasing Arrangements
Future capital lease payments receivable within one year of the balance sheet date on nonoperating leases	$ 194
Future capital lease payments receivable within the second year from the balance sheet date on nonoperating leases	156
Future capital lease payments receivable within the third year from the balance sheet date on nonoperating leases	151
Future capital lease payments receivable within the fourth year from the balance sheet date on nonoperating leases	129
Future capital lease payments receivable within the fifth year from the balance sheet date on nonoperating leases	85
Future capital lease payments receivable after the fifth year from the balance sheet date on nonoperating leases	1,800
Future capital lease payments receivable on nonoperating leases	2,515	2,670
Future operating lease payments receivable within one year of the balance sheet date	109
Future operating lease payments receivable within the second year from the balance sheet date	89
Future operating lease payments receivable within the third year from the balance sheet date	71
Future operating lease payments receivable within the fourth year from the balance sheet date	51
Future operating lease payments receivable within the fifth year from the balance sheet date	26
Future operating lease payments receivable after the fifth year from the balance sheet date	40
Future operating lease payments receivable	$ 386

Leasing Arrangements (Amortization of Capital Leases) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Leasing Arrangements
Capital leases	$ 321	$ 357
Less accumulated amortization	79	126
Total	$ 242	$ 231

Leasing Arrangements (Schedule of Future Minimum Lease Payments to Noncancelable Leases) (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Leasing Arrangements
Contractually required capital lease payments, due within one year of the balance sheet date	$ 97
Contractually required capital lease payments, due within the second year from the balance sheet date	74
Contractually required capital lease payments, due within the third year from the balance sheet date	70
Contractually required capital lease payments, due within the fourth year from the balance sheet date	54
Contractually required capital lease payments, due within the fifth year from the balance sheet date	42
Contractually required capital lease payments, due after the fifth year from the balance sheet date	81
Contractually required capital lease payments	418
Less interest and executory costs	86
Present value of minimum lease payments	332
Less current installments	75
Long-term obligation at December 31, 2010	257
Contractually required operating lease payments, due within one year of the balance sheet date	1,898
Contractually required operating lease payments, due within the second year from the balance sheet date	1,720
Contractually required operating lease payments, due within the third year from the balance sheet date	1,471
Contractually required operating lease payments, due within the fourth year from the balance sheet date	1,255
Contractually required operating lease payments, due within the fifth year from the balance sheet date	1,012
Contractually required operating lease payments, due after the fifth year from the balance sheet date	5,277
Contractually required operating lease payments	$ 12,633

Debt (Narrative) (Details) (USD $)	12 Months Ended					12 Months Ended		12 Months Ended								1 Months Ended	12 Months Ended				12 Months Ended		12 Months Ended	1 Months Ended	12 Months Ended						12 Months Ended			1 Months Ended		12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2011	Dec. 31, 2010 GTE Corporation [Member]	Dec. 31, 2010 Verizon Stockholder Interests Following Merger Between Frontier and Spinco [Member]	Jan. 09, 2009 Alltel Acquisition [Member]	Dec. 31, 2010 Verizon Northwest Inc. Debenture [Member]	Dec. 31, 2010 Verizon New York Inc Debenture 6.125 [Member]	Dec. 31, 2010 Verizon New York Inc Debenture 8.625 [Member]	Dec. 31, 2010 Verizon North Inc. Debenture [Member]	Dec. 31, 2009 Verizon New Jersey Inc. Debenture [Member]	Dec. 31, 2009 Verizon California Inc. 6.7% Notes [Member]	Dec. 31, 2009 Verizon California Inc. 5.5% Notes [Member]	Dec. 31, 2009 Verizon New England Inc. 5.875% Notes [Member]	Apr. 30, 2009 GTE Corporation 7.51% Notes [Member]	Dec. 31, 2011 Verizon Communications Notes [Member]	Dec. 31, 2010 Verizon Communications Notes [Member]	Dec. 31, 2010 Floating Rate Notes Due 2011 [Member]	Jun. 30, 2009 Floating Rate Notes Due 2011 [Member]	Dec. 31, 2010 Floating Rate Notes Due 2010 [Member]	Jan. 31, 2009 Floating Rate Notes Due 2010 [Member]	Dec. 31, 2009 Floating Rate Notes Due 2009 [Member]	Aug. 31, 2009 Verizon Wireless Three-Year Term Loan Facility [Member]	Dec. 31, 2010 Verizon Wireless Three-Year Term Loan Facility [Member]	Sep. 30, 2010 Verizon Wireless Three-Year Term Loan Facility [Member]	Dec. 31, 2009 Verizon Wireless Three-Year Term Loan Facility [Member]	Apr. 14, 2010 Verizon $5.3 billion 364-day Credit Facility [Member]	Dec. 31, 2010 Verizon $6.2 Billion Three-Year Credit Facility [Member]	Apr. 14, 2010 Verizon $6.2 Billion Three-Year Credit Facility [Member]	Dec. 31, 2009 6.35% Notes [Member]	Dec. 31, 2009 7.35% Notes [Member]	Dec. 31, 2009 8.23% [Member]	May 31, 2009 Two year fixed and floating rate notes [Member]	Feb. 28, 2009 Three and five year fixed rate notes [Member]	Dec. 31, 2009 Commercial Paper [Member]	Dec. 31, 2010 Commercial Paper [Member]
Weighted average interest rate of commercial paper																																				0.70%
Repayment of debentures maturing during period								$ 200,000,000	$ 300,000,000	$ 200,000,000	$ 200,000,000	$ 100,000,000	$ 300,000,000	$ 200,000,000	$ 200,000,000	$ 500,000,000
Stated interest rate on debt instrument								6.30%	6.13%	8.63%	6.38%	6.80%	6.70%	5.50%	5.88%	7.51%	5.35%	7.25%													6.35%	7.35%	8.23%
Portion of aggregate value received in connection with merger as special cash payments (rounded)						3,100,000,000
Early repayment of senior debt																		2,000,000,000	1,000,000,000
Debt instrument maturity date																							2009								2019	2039
Line of Credit Facility, maturity date																									September 2011
Redemption price of notes percentage																		102.70%	100.00%
Repayment of borrowings under term loan facility	4,000,000,000																							400,000,000
Principal amount outstanding in connection with the guarantee of debt obligations of GTE Corporation					1,700,000,000
Amount of borrowing capacity on terminated credit facility							17,000,000,000																		4,400,000,000			5,300,000,000
Amount of vendor financing facility repaid																	500,000,000				200,000,000
Amount of vendor financing facility utilized				300,000,000																		200,000,000
Term of terminated credit facility - days																												364
Term of new credit facility - years																										3				3
Amount of borrowing capacity on new three-year credit facility																														6,200,000,000
Amount of unused borrowing capacity on new three-year credit facility																													6,100,000,000
Amount outstanding under credit facility																									0		4,000,000,000
Commercial paper terms, in months																																					12
Notes issued																				1,000,000,000											1,800,000,000	1,000,000,000		4,000,000,000	4,300,000,000
Cash received from issuance of notes		2,700,000,000
Repayment of debt																							500,000,000										100,000,000
Proceeds from long-term borrowings		$ 12,040,000,000	$ 21,598,000,000																															$ 4,000,000,000	$ 4,200,000,000

Debt (Combined Schedule of Current and Noncurrent Debt and Capital Lease Obligations) (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Debt maturing within one year, beginning	$ 7,205
Long-term debt and capital lease obligations - beginning balance	55,051
Total, beginning balance	62,256
Repayments of long-term borrowings and capital lease obligations paid during the period	(8,136)
Decrease in short-term obligations, excluding current maturities	(1,097)
Other	(229)
Debt maturing within one year, ending	7,542
Long-term debt, ending	45,252
Total, ending balance	52,794
Long-Term Debt [Member]
Long-term debt and capital lease obligations - beginning balance	55,051
Repayments of long-term borrowings and capital lease obligations paid during the period	(2,018)
Reclassifications of long-term debt	(7,362)
Other	(419)
Long-term debt, ending	45,252
Debt Maturing Within One Year [Member]
Debt maturing within one year, beginning	7,205
Repayments of long-term borrowings and capital lease obligations paid during the period	(6,118)
Decrease in short-term obligations, excluding current maturities	(1,097)
Reclassifications of long-term debt	7,362
Other	190
Debt maturing within one year, ending	$ 7,542

Debt (Debt Maturing Within One Year) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Debt
Long-term debt maturing within one year	$ 7,542	$ 6,105
Commercial paper		1,100
Total debt maturing within one year	$ 7,542	$ 7,205

Debt (Outstanding Long-Term Debt Obligations) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 4.35% - 5.50% [Member]	Dec. 31, 2010 4.35% - 5.50% [Member] 2011 - 2018 [Member]	Dec. 31, 2009 4.35% - 5.50% [Member] 2011 - 2018 [Member]	Dec. 31, 2010 5.55% - 6.90% [Member]	Dec. 31, 2010 5.55% - 6.90% [Member] 2012 - 2038 [Member]	Dec. 31, 2009 5.55% - 6.90% [Member] 2012 - 2038 [Member]	Dec. 31, 2010 7.35% - 8.95% [Member]	Dec. 31, 2010 7.35% - 8.95% [Member] 2010 - 2039 [Member]	Dec. 31, 2009 7.35% - 8.95% [Member] 2010 - 2039 [Member]	Dec. 31, 2010 Verizon Wireless [Member] 3.75% - 5.55% [Member] 2011 - 2014 [Member]	Dec. 31, 2009 Verizon Wireless [Member] 3.75% - 5.55% [Member] 2011 - 2014 [Member]	Dec. 31, 2010 3.75% - 5.55% [Member]	Dec. 31, 2010 Verizon Wireless [Member] 7.38% - 8.88% [Member] 2011 - 2018 [Member]	Dec. 31, 2009 Verizon Wireless [Member] 7.38% - 8.88% [Member] 2011 - 2018 [Member]	Dec. 31, 2010 7.38% - 8.88% [Member]	Dec. 31, 2010 Verizon Wireless [Member] Floating [Member] 2011 [Member]	Dec. 31, 2009 Verizon Wireless [Member] Floating [Member] 2011 [Member]	Dec. 31, 2010 Floating [Member]	Dec. 31, 2010 Verizon Wireless [Member] 6.50% - 7.88% [Member] 2012 - 2032 [Member]	Dec. 31, 2009 Verizon Wireless [Member] 6.50% - 7.88% [Member] 2012 - 2032 [Member]	Dec. 31, 2010 6.50% - 7.88% [Member]	Dec. 31, 2010 4.63% - 7.00% [Member]	Dec. 31, 2010 4.63% - 7.00% [Member] 2010 - 2033 [Member]	Dec. 31, 2009 4.63% - 7.00% [Member] 2010 - 2033 [Member]	Dec. 31, 2010 7.15% - 7.88% [Member]	Dec. 31, 2010 7.15% - 7.88% [Member] 2012 - 2032 [Member]	Dec. 31, 2009 7.15% - 7.88% [Member] 2012 - 2032 [Member]	Dec. 31, 2010 8.00% - 8.75% [Member]	Dec. 31, 2010 8.00% - 8.75% [Member] 2010 - 2031 [Member]	Dec. 31, 2009 8.00% - 8.75% [Member] 2010 - 2031 [Member]	Dec. 31, 2010 6.84% - 8.75% [Member]	Dec. 31, 2010 6.84% - 8.75% [Member] 2018 - 2028 [Member]	Dec. 31, 2009 6.84% - 8.75% [Member] 2018 - 2028 [Member]	Dec. 31, 2010 9.55% [Member]	Dec. 31, 2009 9.55% [Member] 2010 [Member]	Dec. 31, 2010 2010 - 2018 [Member]	Dec. 31, 2010 2012 - 2038 [Member]	Dec. 31, 2010 2010 - 2039 [Member]	Dec. 31, 2010 2011 - 2014 [Member]	Dec. 31, 2010 2011 - 2018 [Member]	Dec. 31, 2010 Verizon Wireless [Member] 2012 - 2032 [Member]	Dec. 31, 2010 2012 - 2032 [Member]	Dec. 31, 2010 2010 - 2033 [Member]	Dec. 31, 2010 2010 - 2031 [Member]	Dec. 31, 2010 2018 - 2028 [Member]	Dec. 31, 2010 2010 [Member]	Dec. 31, 2010 Average rates for capital lease obligations [Member]
Notes payable and other				$ 6,062	$ 6,196		$ 10,441	$ 10,386		$ 7,677	$ 9,671	$ 7,000	$ 7,000		$ 5,975	$ 6,118		$ 1,250	$ 6,246
Alltel assumed notes																					2,315	2,334
Telephone subsidiaries - debentures																									7,937	8,797		1,449	1,449		880	1,080
Other subsidiaries - debentures and other																																		1,700	1,700
Employee stock ownership plan loans - NYNEX debentures																																					23
Capital lease obligations (average rates of 6.3% and 6.2%, respectively)	332	397
Unamortized discount, net of premium	(224)	(241)
Total long-term debt, including current maturities	52,794	61,156
Less long-term debt maturing within one year	7,542	6,105
Total long-term debt	$ 45,252	$ 55,051
Interest rate range, minimum																																						4.35	5.55	7.35	3.75	7.38	6.5	7.15	4.63	8	6.84		6.3
Interest rate range, maximum																																						5.5	6.9	8.95	5.55	8.88	7.88	7.88	7	8.75	8.75		6.8
Interest rate																																																-
Maturity date range, start			2011			2012			2012					2011			2011						2012	2011			2012			2011			2018
Maturity date range, end			2018			2038			2039					2014			2018						2032	2033			2032			2031			2028
Maturity date																				2011																-

Debt (Maturities of Long-Term Debt) (Details) (USD $) In Millions	Dec. 31, 2010
Debt
2011	$ 7,542
2012	5,902
2013	5,915
2014	3,529
2015	1,201
Thereafter	$ 28,705

Fair Value Measurements and Financial Instruments (Narrative) (Details) (USD $) Share data in Millions	12 Months Ended							3 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Jun. 30, 2010 Alltel Interest Rate Swaps [Member]	Dec. 31, 2010 Forward Interest Rate Swaps [Member]	Dec. 31, 2009 Forward Interest Rate Swaps [Member]	Feb. 28, 2011 Interest Rate Swap [Member]	Dec. 31, 2010 Interest Rate Swap [Member]	Mar. 31, 2010 Forward Contracts [Member]	Dec. 31, 2009 Forward Contracts [Member]	Mar. 31, 2009 Forward Contracts [Member]
Interest rate fair value hedge liability at fair value	$ 300,000,000	$ 200,000,000
Notional amount of interest rate fair value hedge derivatives			9,500,000,000	1,400,000,000		3,000,000,000	6,000,000,000
Proceeds from other debt	2,400,000,000
Fair value of cross currency swaps designated as cash flow hedges	100,000,000			100,000,000	300,000,000
Other comprehensive income, unrealized gain (loss) on derivatives arising during period, before tax	(200,000,000)	300,000,000
Number of common stock shares, in millions, subject to delivery in connection with termination of prepaid forward agreement										14
Cost of Verizon shares for which prepaid forward agreements were negotiated										$ 400,000,000
Number of common shares, in millions, subject to delivery in connection with termination of prepaid forward agreement								9	5

Fair Value Measurements and Financial Instruments (Schedule of Assets and Liabilities Measured at Fair Value on a Recurring Basis) (Details) (USD $) In Millions	Dec. 31, 2010
Securities (Assets) [Member]
Total	$ 2,337
Securities (Assets) [Member] | Fixed Income Securities [Member]
Fair value of investments measured on a recurring basis	264
Securities (Assets) [Member] | Fixed Income Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair value of investments measured on a recurring basis	8
Securities (Assets) [Member] | Fixed Income Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair value of investments measured on a recurring basis	256
Securities (Assets) [Member] | Equity Securities [Member]
Fair value of investments measured on a recurring basis	281
Securities (Assets) [Member] | Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair value of investments measured on a recurring basis	281
Securities (Assets) [Member] | Fair Value, Inputs, Level 1 [Member]
Total	779
Securities (Assets) [Member] | Fair Value, Inputs, Level 2 [Member]
Total	1,558
Other Current Assets [Member] | Cross Currency Swap [Member]
Fair value of derivative contracts measured on a recurring basis	7
Other Current Assets [Member] | Cross Currency Swap [Member] | Fair Value, Inputs, Level 2 [Member]
Fair value of derivative contracts measured on a recurring basis	7
Other Current Assets [Member] | Interest Rate Swap [Member]
Fair value of derivative contracts measured on a recurring basis	42
Other Current Assets [Member] | Interest Rate Swap [Member] | Fair Value, Inputs, Level 2 [Member]
Fair value of derivative contracts measured on a recurring basis	42
Other Assets [Member] | Forward Interest Rate Swaps [Member]
Fair value of derivative contracts measured on a recurring basis	108
Other Assets [Member] | Forward Interest Rate Swaps [Member] | Fair Value, Inputs, Level 2 [Member]
Fair value of derivative contracts measured on a recurring basis	108
Other Assets [Member] | Cross Currency Swap [Member]
Fair value of derivative contracts measured on a recurring basis	101
Other Assets [Member] | Cross Currency Swap [Member] | Fair Value, Inputs, Level 2 [Member]
Fair value of derivative contracts measured on a recurring basis	101
Other Assets [Member] | Interest Rate Swap [Member]
Fair value of derivative contracts measured on a recurring basis	278
Other Assets [Member] | Interest Rate Swap [Member] | Fair Value, Inputs, Level 2 [Member]
Fair value of derivative contracts measured on a recurring basis	278
Other Assets [Member] | Fixed Income Securities [Member]
Fair value of derivative contracts measured on a recurring basis	971
Other Assets [Member] | Fixed Income Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair value of derivative contracts measured on a recurring basis	205
Other Assets [Member] | Fixed Income Securities [Member] | Fair Value, Inputs, Level 2 [Member]
Fair value of derivative contracts measured on a recurring basis	766
Other Assets [Member] | Equity Securities [Member]
Fair value of derivative contracts measured on a recurring basis	285
Other Assets [Member] | Equity Securities [Member] | Fair Value, Inputs, Level 1 [Member]
Fair value of derivative contracts measured on a recurring basis	$ 285

Fair Value Measurements and Financial Instruments (Schedule of Fair Value of Short-Term and Long-Term Debt, Excluding Capital Leases) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Carrying (Reported) Amount, Fair Value Disclosure [Member]
Short and long term debt, excluding capital leases	$ 52,462	$ 61,859
Estimate of Fair Value, Fair Value Disclosure [Member]
Short and long term debt, excluding capital leases	$ 59,020	$ 67,359

Stock-Based Compensation (Narrative) (Details) (USD $) In Billions, except Share data in Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Maximum number of shares available for awards under the Long-Term Incentive Plan	119.6
Percentage of fair market value of Verizon common stock on the grant date	100.00%
Period of stock option life following date of grant	10
Vesting period of stock options, in years	3
Share-based compensation	$ 0.5	$ 0.5	$ 0.4
Restricted Stock Units [Member]
Weighted average grant date fair value	$ 28.63
Restricted Stock Units and Performance Stock Units [Member]
Unrecognized compensation expense related to the unvested portion of Verizon's RSUs and PSUs	0.3
Payments made to settle compensation classified as liability awards	0.7	0.9	0.6
Weighted average period of unrecognized compensation expense related to the unvested portion of Verizon's RSUs and PSUs (in years)	2
Value Appreciation Rights [Member]
Payments made to settle compensation classified as liability awards	$ 0.1	$ 0.2	$ 0.6

Stock-Based Compensation (Schedule of Restricted and Performance Stock Unit Activity) (Details) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Performance Stock Units [Member]
Outstanding, beginning	29,895	33,214	32,135
Granted	17,311	14,079	11,194
Payments	(14,364)	(17,141)	(7,597)
Cancelled/Forfeited	(462)	(257)	(2,518)
Outstanding, ending	32,380	29,895	33,214
Restricted Stock Units [Member]
Outstanding, beginning	19,443	21,820	21,573
Granted	8,422	7,101	7,277
Payments	(6,788)	(9,357)	(6,869)
Cancelled/Forfeited	(154)	(121)	(161)
Outstanding, ending	20,923	19,443	21,820

Stock-Based Compensation (Schedule of Assumptions Used in Black-Scholes Model) (Details)	12 Months Ended
Dec. 31, 2010
Range Minimum [Member]
Risk-free rate	0.14%
Expected term (in years)	0.03
Expected volatility	31.05%
Range Maximum [Member]
Risk-free rate	0.88%
Expected term (in years)	2
Expected volatility	47.56%

Stock-Based Compensation (Schedule of Value Appreciation Rights Activity) (Details) (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Value Appreciation Rights [Member]
Outstanding, beginning	16,591	28,244	60,412
Exercised	(4,947)	(11,442)	(31,817)
Cancelled/Forfeited	(75)	(211)	(351)
Outstanding, ending	11,569	16,591	28,244
Weighted Average Exercise Price Value Appreciation Rights [Member]
Outstanding, beginning	$ 16.54	$ 16.54	$ 17.58
Exercised	$ 24.47	$ 16.53	$ 18.47
Cancelled/Forfeited	$ 22.72	$ 17.63	$ 19.01
Outstanding, ending	$ 13.11	$ 16.54	$ 16.54

Stock-Based Compensation (Schedule of Stock Option Activity) (Details) (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Stock Option [Member]
Outstanding, beginning	107,765	140,158	181,858
Exercised	(372)	(2)	(227)
Cancelled/Forfeited	(50,549)	(32,391)	(41,473)
Outstanding, ending	56,844	107,765	140,158
Weighted Average Exercise Price Stock Options [Member]
Outstanding, beginning	44.52	45.86	45.94
Exercised	34.51	25.32	36.54
Cancelled/Forfeited	44.9	50.31	46.28
Outstanding, ending	44.25	44.52	45.86

Stock-Based Compensation (Schedule of Stock Options Outstanding) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Stock Options	56,844
Weighted-average remaining life (years)	1.2
Weighted-average exercise price	$ 44.25
Exercise price range 20.00-29.99 [Member]
Stock options exercise price range, minimum	$ 20
Stock options exercise price range, maximum	$ 29.99
Stock Options	34
Weighted-average remaining life (years)	1.7
Weighted-average exercise price	$ 27.91
Exercise price range 30.00-39.99 [Member]
Stock options exercise price range, minimum	$ 30
Stock options exercise price range, maximum	$ 39.99
Stock Options	18,146
Weighted-average remaining life (years)	2.6
Weighted-average exercise price	$ 35.02
Exercise price range 40.00-49.99 [Member]
Stock options exercise price range, minimum	$ 40
Stock options exercise price range, maximum	$ 49.99
Stock Options	19,973
Weighted-average remaining life (years)	1.1
Weighted-average exercise price	$ 45.21
Exercise price range 50.00-59.99 [Member]
Stock options exercise price range, minimum	$ 50
Stock options exercise price range, maximum	$ 59.99
Stock Options	18,691
Weighted-average remaining life (years)	0.1
Weighted-average exercise price	$ 52.21

Employee Benefits (Narrative) (Details) (USD $) Share data in Millions, unless otherwise specified	12 Months Ended								1 Months Ended	12 Months Ended					6 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Pension Plans, Defined Benefit [Member]	Dec. 31, 2009 Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 Health Care And Life [Member]	Dec. 31, 2009 Health Care And Life [Member]	Jan. 31, 2011 Qualified Pension Plans [Member]	Dec. 31, 2011 Nonqualified Pension Plans [Member]	Dec. 31, 2010 Nonqualified Pension Plans [Member]	Dec. 31, 2011 Other Postretirement Benefit Plans [Member]	Dec. 31, 2010 Other Postretirement Benefit Plans [Member]	Dec. 31, 2010 Voluntary Separation [Member]	Dec. 31, 2009 Involuntary Separation [Member]	Dec. 31, 2008 Involuntary Separation [Member]	Dec. 31, 2009 Involuntary Separation [Member]	Dec. 31, 2008 Involuntary Separation [Member]
Settlement loss		$ 100,000,000		$ 500,000,000
Prior service cost					100,000,000
Prior service credit					(100,000,000)
Aggregate severance, pension and other benefit charges attributed to voluntary incentive program for union represented employees		3,100,000,000
Severance costs		1,200,000,000
Number of employees included in the planned workforce reductions	2,500													11,900	4,200	3,500	17,600	8,600
Accumulated benefit obligation for all defined benefit pension plans		28,500,000,000	30,800,000,000
Defined benefit plan contributions by employer					138,000,000	337,000,000	1,210,000,000	1,638,000,000	400,000,000	100,000,000	100,000,000	1,500,000,000	1,200,000,000
Defined benefit plan, period used to determine overall expected long term rate of return on assets assumption (in years)		10
Target allocation percentage of assets, public equity		46.00%
Target allocation percentage of assets, fixed income		32.00%
Target allocation percentage of assets, private equity		14.00%
Target allocation percentage of assets, real estate		6.00%
Target allocation percentage of assets, cash investments		2.00%
Verizon common stock in pension plan assets		100,000,000	100,000,000
Number of unallocated shares of common stock in ESOP		2
Employee Stock Ownership Plan (ESOP), Number of Allocated Shares		66
Total savings plan cost		700,000,000	700,000,000	700,000,000
Severance Pension And Benefit Charges		3,054,000,000	1,440,000,000	15,602,000,000														500,000,000
Pension and postretirement curtailment losses and special termination benefits		1,300,000,000	1,900,000,000	100,000,000
Net pretax pension and postretirement curtailment losses															900,000,000		900,000,000
Benefit plan accounting change, pretax, rounded		$ 600,000,000	$ 1,400,000,000	$ 15,000,000,000

Employee Benefits (Benefit Costs, Obligations, Plan Assets, Funded Status, and Rate Assumptions Associated With Pension and Postretirement Health Care and Life Insurance Benefit Plans) (Details) (USD  $)
In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Pension Plans, Defined Benefit [Member]	Dec. 31, 2009 Pension Plans, Defined Benefit [Member]	Dec. 31, 2008 Pension Plans, Defined Benefit [Member]	Dec. 31, 2010 Health Care And Life [Member]	Dec. 31, 2009 Health Care And Life [Member]	Dec. 31, 2008 Health Care And Life [Member]
Beginning of year			$ 31,818	$ 30,394		$ 27,337	$ 27,096
Service cost			353	384	382	305	311	306
Interest cost			1,797	1,924	1,966	1,639	1,766	1,663
Plan amendments			(212)			(2,580)	(5)
Actuarial (gain) loss, net			748	2,056		826	(469)
Benefits paid			(1,996)	(2,565)		(1,675)	(1,740)
Termination benefits			687	75			18
Curtailment (gain) loss, net			61	1,245		132	352
Acquisitions and divestitures, net			(581)	192		(266)	8
Settlements			(3,458)	(1,887)
End of year			29,217	31,818	30,394	25,718	27,337	27,096
Beginning of year			28,592	27,791		3,091	2,555
Actual return on plan assets			3,089	4,793		319	638
Company contributions			138	337		1,210	1,638
Settlements			(3,458)	(1,887)
Acquisitions and divestitures, net			(551)	123
End of year			25,814	28,592	27,791	2,945	3,091	2,555
End of year			(3,403)	(3,226)		(22,773)	(24,246)
Noncurrent assets			398	3,141
Current liabilities			(146)	(139)		(581)	(542)
Noncurrent liabilities	(28,164)	(32,622)	(3,655)	(6,228)		(22,192)	(23,704)
Total			(3,403)	(3,226)		(22,773)	(24,246)
Prior service cost			554	999		(567)	2,667
Total			$ 554	$ 999		$ (567)	$ 2,667

Employee Benefits (Information for Pension Plans With an Accumulated Benefit Obligation in Excess of Plan Assets) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Employee Benefits
Projected benefit obligation	$ 28,329	$ 28,719
Accumulated benefit obligation	27,752	28,128
Fair value of plan assets	$ 24,529	$ 22,352

Employee Benefits (Benefit or Income Cost Related to Pension and Postretirement Health Care and Life Insurance) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension Plans, Defined Benefit [Member]
Service cost	$ 353	$ 384	$ 382
Amortization of prior service cost	109	112	62
Subtotal	462	496	444
Expected return on plan assets	(2,176)	(2,216)	(3,444)
Interest cost	1,797	1,924	1,966
Subtotal	83	204	(1,034)
Remeasurement (gain) loss, net	(166)	(515)	13,946
Net periodic benefit (income) cost	(83)	(311)	12,912
Curtailment and termination benefits	860	1,371	32
Total	777	1,060	12,944
Health Care And Life [Member]
Service cost	305	311	306
Amortization of prior service cost	375	401	395
Subtotal	680	712	701
Expected return on plan assets	(252)	(205)	(331)
Interest cost	1,639	1,766	1,663
Subtotal	2,067	2,273	2,033
Remeasurement (gain) loss, net	758	(901)	1,069
Net periodic benefit (income) cost	2,825	1,372	3,102
Curtailment and termination benefits	386	532	31
Total	$ 3,211	$ 1,904	$ 3,133

Employee Benefits (Other Pretax Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive (Income) Loss) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Pension Plans, Defined Benefit [Member]
Prior service cost	$ (336)	$ (51)
Prior service cost - reversal of amortization items	(109)	(112)
Total recognized in other comprehensive (income) loss (pretax)	(445)	(163)
Health Care And Life [Member]
Prior service cost	(2,859)	(167)
Prior service cost - reversal of amortization items	(375)	(401)
Total recognized in other comprehensive (income) loss (pretax)	$ (3,234)	$ (568)

Employee Benefits (Weighted Average Assumptions Used in Determining Benefit Obligations) (Details)	Dec. 31, 2010	Dec. 31, 2009
Pension Plans, Defined Benefit [Member]
Discount rate	5.75%	6.25%
Rate of compensation increases	3.00%	4.00%
Health Care And Life [Member]
Discount rate	5.75%	6.25%
Rate of compensation increases

Employee Benefits (Weighted Average Assumptions Used in Determining Net Periodic Cost) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Pension Plans, Defined Benefit [Member]
Discount rate	6.25%	6.75%	6.50%
Expected return on plan assets	8.50%	8.50%	8.50%
Rate of compensation increase	4.00%	4.00%	4.00%
Health Care And Life [Member]
Discount rate	6.25%	6.75%	6.50%
Expected return on plan assets	8.25%	8.25%	8.25%
Rate of compensation increase			4.00%

Employee Benefits (Health Care Cost Trend Rates) (Details) (Health Care And Life [Member])	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Healthcare cost trend rate assumed for next year	7.75%	8.00%	9.00%
Rate to which cost trend rate gradually declines	5.00%	5.00%	5.00%
Year the rate reaches level it is assumed to remain thereafter	2016	2014	2014

Employee Benefits (One Percentage Point Change in Assumed Health Care Cost Trend Rates) (Details) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Employee Benefits
Effect on 2010 service and interest cost, increase	$ 232
Effect on 2010 service and interest cost, decrease	(191)
Effect on postretirement benefit obligation as of December 31, 2010, increase	2,788
Effect on postretirement benefit obligation as of December 31, 2010, decrease	$ (2,303)

Employee Benefits (The Fair Values for the Pension Plans by Asset Category) (Details) (Pension Plans, Defined Benefit [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	$ 25,814	$ 28,592	$ 27,791
Fair Value, Inputs, Level 1 [Member] | International bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	20	768
Fair Value, Inputs, Level 1 [Member] | US Treasuries and agencies [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	141	428
Fair Value, Inputs, Level 1 [Member] | Corporate bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	233	73
Fair Value, Inputs, Level 2 [Member] | Other, Securities [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	502	646
Fair Value, Inputs, Level 2 [Member] | International bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	890	344
Fair Value, Inputs, Level 2 [Member] | US Treasuries and agencies [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	458	667
Fair Value, Inputs, Level 2 [Member] | Corporate bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	1,202	2,321
Fair Value, Inputs, Level 3 [Member] | Corporate bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	180	137
Other, Securities [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	502	646
International bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	910	1,112
US Treasuries and agencies [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	599	1,095
Corporate bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	1,615	2,531
Fair Value, Inputs, Level 2 [Member] | Asset Category, Other [Member] | Private equity [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	40	26
Fair Value, Inputs, Level 2 [Member] | Asset Category, Other [Member] | Hedge funds [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	1,481	1,315
Fair Value, Inputs, Level 3 [Member] | Asset Category, Other [Member] | Private equity [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	5,849	5,336
Fair Value, Inputs, Level 3 [Member] | Asset Category, Other [Member] | Hedge funds [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	716
Asset Category, Other [Member] | Private equity [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	5,889	5,362
Asset Category, Other [Member] | Hedge funds [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	2,197	1,315
Fair Value, Inputs, Level 1 [Member] | Cash and Cash Equivalents [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	2,126	2,288
Fair Value, Inputs, Level 1 [Member] | Equity Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	9,052	11,533
Fair Value, Inputs, Level 1 [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	11,572	15,090
Fair Value, Inputs, Level 2 [Member] | Cash and Cash Equivalents [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	49	11
Fair Value, Inputs, Level 2 [Member] | Equity Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	1,106	1,158
Fair Value, Inputs, Level 2 [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	5,728	6,488
Fair Value, Inputs, Level 3 [Member] | Real estate [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	1,769	1,541
Fair Value, Inputs, Level 3 [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	8,514	7,014
Cash and Cash Equivalents [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	2,175	2,299
Equity Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	10,158	12,691
Real estate [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Pension Plan Fair Value	$ 1,769	$ 1,541

Employee Benefits (Reconciliation of Beginning and Ending Balance of Pension Plan Assets Measured at Fair Value) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Beginning balance	$ 7,014	$ 6,789
Actual gain (loss) on plan assets	496	(434)
Purchases and sales	435	678
Transfers in and/or out of Level 3	569	(19)
Ending balance	8,514	7,014
Corporate bonds [Member]
Beginning balance	137	23
Actual gain (loss) on plan assets	3	26
Purchases and sales	37	84
Transfers in and/or out of Level 3	3	4
Ending balance	180	137
Private equity [Member]
Beginning balance	5,336	5,101
Actual gain (loss) on plan assets	518	(5)
Purchases and sales	(5)	263
Transfers in and/or out of Level 3		(23)
Ending balance	5,849	5,336
Real estate [Member]
Beginning balance	1,541	1,665
Actual gain (loss) on plan assets	(49)	(455)
Purchases and sales	294	331
Transfers in and/or out of Level 3	(17)
Ending balance	1,769	1,541
Hedge funds [Member]
Actual gain (loss) on plan assets	24
Purchases and sales	109
Transfers in and/or out of Level 3	583
Ending balance	$ 716

Employee Benefits (Fair Values for Other Postretirement Benefit Plans by Asset Category) (Details) (Other Postretirement Benefit Plans [Member], USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	$ 2,945	$ 3,091
Fair Value, Inputs, Level 1 [Member] | International bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	8	13
Fair Value, Inputs, Level 1 [Member] | US Treasuries and agencies [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	47	36
Fair Value, Inputs, Level 1 [Member] | Corporate bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	58	42
Fair Value, Inputs, Level 2 [Member] | Other, Securities [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	198	231
Fair Value, Inputs, Level 2 [Member] | International bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	117	68
Fair Value, Inputs, Level 2 [Member] | US Treasuries and agencies [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	33	25
Fair Value, Inputs, Level 2 [Member] | Corporate bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	115	233
Fair Value, Inputs, Level 3 [Member] | Other, Securities [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value
Fair Value, Inputs, Level 3 [Member] | International bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value
Fair Value, Inputs, Level 3 [Member] | US Treasuries and agencies [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value
Fair Value, Inputs, Level 3 [Member] | Corporate bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value
Other, Securities [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	198	231
International bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	125	81
US Treasuries and agencies [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	80	61
Corporate bonds [Member] | Fixed Income Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	173	275
Fair Value, Inputs, Level 2 [Member] | Asset Category, Other [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	56	37
Fair Value, Inputs, Level 3 [Member] | Asset Category, Other [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value
Asset Category, Other [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	56	37
Fair Value, Inputs, Level 1 [Member] | Cash and Cash Equivalents [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	21	27
Fair Value, Inputs, Level 1 [Member] | Equity Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	1,202	1,681
Fair Value, Inputs, Level 1 [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	1,336	1,799
Fair Value, Inputs, Level 2 [Member] | Cash and Cash Equivalents [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	373	139
Fair Value, Inputs, Level 2 [Member] | Equity Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	717	559
Fair Value, Inputs, Level 2 [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	1,609	1,292
Fair Value, Inputs, Level 3 [Member] | Cash and Cash Equivalents [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value
Fair Value, Inputs, Level 3 [Member] | Equity Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value
Fair Value, Inputs, Level 3 [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value
Cash and Cash Equivalents [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	394	166
Equity Securities [Member]
Schedule Of Fair Value Of Accounts By Asset Category In Other Postretirement Benefit Plans Fair Value	$ 1,919	$ 2,240

Employee Benefits (Expected Benefit Payments to Retirees) (Details) (USD $) In Millions	Dec. 31, 2010
Pension Benefits [Member]
2011	$ 3,114
2012	2,339
2013	2,273
2014	2,225
2015	2,188
2016-2020	10,536
Health Care and Life Prior to Medicare Prescription Drug Subsidy [Member]
2011	2,126
2012	2,142
2013	1,951
2014	1,931
2015	1,873
2016-2020	8,452
Expected Medicare Prescription Drug Subsidy [Member]
2011	107
2012	120
2013
2014
2015
2016-2020

Employee Benefits (Schedule of Recorded Severance Liability) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Employee Benefits
Beginning of Year	$ 1,638	$ 1,104	$ 1,024
Charged to Expense	1,217	950	512
Payments	(1,307)	(522)	(509)
Other	21	106	77
End of Year	$ 1,569	$ 1,638	$ 1,104

Income Taxes (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Undistributed earnings of our foreign subsidiaries	$ 1,200,000,000
Impact on effective income tax rate related to Medicare Part D subsidy charge			(4.70%)
Net tax loss and credit carry forwards (tax effected)	4,200,000,000
Net tax loss and credit carry forwards (tax effected), portion that will expire between 2010 and 2029	3,500,000,000
Operating loss carry forwards amount	700,000,000
Reduction of net tax loss and credit carryforwards reflected as a deferred tax asset	600,000,000	600,000,000
Decrease in valuation allowance	500,000,000
Unrecognized Tax Benefits	3,242,000,000	3,400,000,000	2,622,000,000	2,883,000,000
Effective income tax rate	19.40%	14.20%	(141.20%)
Medicare Part D [Member]
Health Care Act one time tax, rounded	1,000,000,000
Unrecognized tax benefits [Member]
Unrecognized Tax Benefits	$ 2,100,000,000	$ 2,100,000,000	$ 1,600,000,000

Income Taxes (Components of Income before provision for income taxes) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Domestic	$ 11,921	$ 12,625	$ 722
Foreign	763	895	921
Income Before (Provision) Benefit for Income Taxes	$ 12,684	$ 13,520	$ 1,643

Income Taxes (Components of the provision for income taxes) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Federal, current	$ (705)	$ (611)	$ 365
Foreign, current	(19)	73	240
State and Local, current	(42)	364	544
Total, current	(766)	(174)	1,149
Federal, deferred	2,945	1,616	(2,411)
Foreign, deferred	(24)	(35)	(91)
State and Local, deferred	316	518	(960)
Total, deferred	3,237	2,099	(3,462)
Investment tax credits	(4)	(6)	(6)
Total income tax expense	$ 2,467	$ 1,919	$ (2,319)

Income Taxes (Difference between the effective income tax rate and the statutory federal income tax rate) (Details)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Statutory federal income tax rate	35.00%	35.00%	35.00%
State and local income tax rate, net of federal tax benefits	1.40%	1.50%	(16.50%)
Distributions from foreign investments			(4.30%)
Medicare part D subsidy charge	6.90%
Equity in earnings from unconsolidated businesses	(1.60%)	(1.60%)	(14.00%)
Noncontrolling interest	(19.50%)	(16.00%)	(119.40%)
Other, net	(2.80%)	(4.70%)	(22.00%)
Effective income tax rate	19.40%	14.20%	(141.20%)

Income Taxes (Significant components of deferred tax) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Income Taxes
Employee benefits	$ 11,499	$ 13,204
Tax loss and credit carry forwards	3,907	2,786
Uncollectible accounts receivable	248	303
Other assets	951	1,269
Total deferred tax assets, gross	16,605	17,562
Valuation allowances	(3,421)	(2,942)
Deferred tax assets	13,184	14,620
Former MCI intercompany accounts receivable basis difference	1,489	1,633
Depreciation	11,758	10,296
Leasing activity	1,980	2,081
Wireless joint venture including wireless licenses	19,514	18,249
Other liabilities	1,152	1,012
Deferred tax liabilities	35,893	33,271
Net deferred tax liability	$ 22,709	$ 18,651

Income Taxes (Reconciliation of the beginning and ending balance of unrecognized tax benefits) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Balance at January 1	$ 3,400	$ 2,622	$ 2,883
Additions based on tax positions related to the current year	231	288	251
Additions for tax positions of prior years	476	1,128	344
Reductions for tax positions of prior years	(569)	(477)	(651)
Settlements	(256)	(27)	(126)
Lapses of statutes of limitations	(40)	(134)	(79)
Balance at December 31	$ 3,242	$ 3,400	$ 2,622

Income Taxes (After tax benefits and After tax accrual for payment of interest and penalties) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes
Income Tax Examination, Penalties and Interest Expense	$ 29	$ 14	$ 55
Income Tax Examination, Penalties and Interest Accrued	$ 527	$ 552

Segment Information (Narrative) (Details)	12 Months Ended				6 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Jul. 02, 2010	Jun. 30, 2010 Alltel Acquisition [Member]
Number of operating markets divested as regulatory condition of acquisition					105
Number of states with operating markets divested as regulatory condition of acquisition					24
Number of states with certain local exchange and related landline assets that were spun off				14
Number of countries outside the United States of America to which our Wireline segment provides products and services	150
Number of customers individually accounting for more than ten percent of total operating revenues	0	0	0

Segment Information (Operating financial information for reportable segments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment reporting, segment revenue	$ 104,634	$ 102,776	$ 93,621
Cost of service and sales	41,863	42,041	38,550
Selling, general and administrative expense	27,454	27,256	24,442
Depreciation and amortization expense	15,825	15,268	13,579
Total operating expense	85,142	84,565	76,571
Segment reporting, segment operating income	19,492	18,211	17,050
Segment reporting, segment assets	222,712	226,940	202,365
Property, plant and equipment, net	86,847	90,222	85,423
Capital expenditures	15,707	16,044	16,307
Other [Member] | External Operating Revenues [Member]
Segment reporting, segment revenue	858	1,443	1,959
Other [Member] | External Operating Revenues [Member] | Wireline [Member]
Segment reporting, segment revenue	858	1,443	1,959
External Operating Revenues [Member] | Service Revenue [Member]
Segment reporting, segment revenue	55,588	51,975	42,527
External Operating Revenues [Member] | Service Revenue [Member] | Domestic Wireless [Member]
Segment reporting, segment revenue	55,588	51,975	42,527
External Operating Revenues [Member] | Equipment And Other [Member]
Segment reporting, segment revenue	7,753	8,250	6,665
External Operating Revenues [Member] | Equipment And Other [Member] | Domestic Wireless [Member]
Segment reporting, segment revenue	7,753	8,250	6,665
External Operating Revenues [Member] | Mass Markets [Member]
Segment reporting, segment revenue	16,247	16,109	15,823
External Operating Revenues [Member] | Mass Markets [Member] | Wireline [Member]
Segment reporting, segment revenue	16,247	16,109	15,823
External Operating Revenues [Member] | Global Enterprise [Member]
Segment reporting, segment revenue	15,667	15,666	16,599
External Operating Revenues [Member] | Global Enterprise [Member] | Wireline [Member]
Segment reporting, segment revenue	15,667	15,666	16,599
External Operating Revenues [Member] | Global Wholesale [Member]
Segment reporting, segment revenue	7,173	7,958	8,770
External Operating Revenues [Member] | Global Wholesale [Member] | Wireline [Member]
Segment reporting, segment revenue	7,173	7,958	8,770
Intersegment Revenue [Member]
Segment reporting, segment revenue	1,348	1,375	1,278
Intersegment Revenue [Member] | Domestic Wireless [Member]
Segment reporting, segment revenue	66	100	106
Intersegment Revenue [Member] | Wireline [Member]
Segment reporting, segment revenue	1,282	1,275	1,172
Domestic Wireless [Member]
Segment reporting, segment revenue	63,407	60,325	49,298
Cost of service and sales	19,245	19,348	15,660
Selling, general and administrative expense	18,082	17,309	14,273
Depreciation and amortization expense	7,356	7,030	5,405
Total operating expense	44,683	43,687	35,338
Segment reporting, segment operating income	18,724	16,638	13,960
Segment reporting, segment assets	138,863	135,162	111,979
Property, plant and equipment, net	32,253	30,849	27,136
Capital expenditures	8,438	7,152	6,510
Wireline [Member]
Segment reporting, segment revenue	41,227	42,451	44,323
Cost of service and sales	22,618	22,693	22,890
Selling, general and administrative expense	9,372	9,947	10,169
Depreciation and amortization expense	8,469	8,238	8,174
Total operating expense	40,459	40,878	41,233
Segment reporting, segment operating income	768	1,573	3,090
Segment reporting, segment assets	83,849	91,778	90,386
Property, plant and equipment, net	54,594	59,373	58,287
Capital expenditures	$ 7,269	$ 8,892	$ 9,797

Segment Information (Reconciliation of total reportable segments operating revenues to consolidated operating revenues) (Details) (USD $) In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment reporting, segment revenue									$ 104,634	$ 102,776	$ 93,621
Deferred revenue adjustment									(235)	78	34
Operating revenues	26,395	26,484	26,773	26,913	27,091	27,265	26,861	26,591	106,565	107,808	97,354
Impact Of Divested Operations [Member]
Impact of divested operations on operating revenues									2,407	5,297	4,084
Corporate Elimination and Other [Member]
Segment reporting, reconciling items revenue									$ (241)	$ (343)	$ (385)

Segment Information (Reconciliation of total reportable segments operating income to consolidated income before (provision) benefit for income taxes, discontinued operations and extraordinary item) (Details) (USD  $)
In Millions	3 Months Ended								12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Jun. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Sep. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Total segment operating income									$ 19,492	$ 18,211	$ 17,050
Merger integration and acquisition costs									(867)	(954)	(174)
Access line spin-off and other charges									(407)	(453)	(103)
Severance, pension and benefit charges									(3,054)	(1,440)	(15,602)
Deferred revenue adjustment									(235)	78	34
Impact of divested operations									755	1,769	1,197
Corporate, eliminations and other									(1,039)	(1,233)	210
Operating Income	6,411	3,383	410	4,441	2,953	3,823	4,672	4,530	14,645	15,978	2,612
Equity in earnings of unconsolidated businesses									508	553	567
Other income and (expense), net									54	91	283
Interest expense									(2,523)	(3,102)	(1,819)
Income Before (Provision) Benefit for Income Taxes									12,684	13,520	1,643
Segment reporting, segment assets	222,712				226,940				222,712	226,940	202,365
Total assets	220,005				226,907				220,005	226,907
Corporate Elimination and Other [Member]
Corporate, eliminations and other	$ (2,707)				$ (33)				$ (2,707)	$ (33)

Comprehensive Income (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Change in Defined benefit pension and postretirement plans, net of tax	$ 2,500,000,000	$ 300,000,000
Change in Defined benefit pension and postretirement plans, tax portion	$ 1,200,000,000	$ 400,000,000

Comprehensive Income (Schedule of Foreign Currency Translation Adjustments) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Foreign currency translation adjustments	$ (171)	$ 78	$ (231)
Vodafone-Omnitel [Member]
Foreign currency translation adjustments	(119)	49	(119)
Other international operations [Member]
Foreign currency translation adjustments	$ (52)	$ 29	$ (112)

Comprehensive Income (Schedule of Unrealized Gains (Losses) on Cash Flow Hedges) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Comprehensive Income
Unrealized gains (losses)	$ 38	$ 112	$ (43)
Less reclassification adjustments for gains (losses) realized in net income	(51)	25	(3)
Net unrealized gains (losses) on cash flow hedges	$ 89	$ 87	$ (40)

Comprehensive Income (Schedule of Unrealized Gains (Losses) on Marketable Securities) (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Comprehensive Income
Unrealized gains (losses)	$ 37	$ 95	$ (142)
Less reclassification adjustments for gains (losses) realized in net income	8	8	(45)
Net unrealized gains (losses) on marketable securities	$ 29	$ 87	$ (97)

Comprehensive Income (Schedule of Components in Accumulated Other Comprehensive Loss) (Details) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Comprehensive Income
Foreign currency translation adjustments	$ 843	$ 1,014
Net unrealized gain on cash flow hedges	126	37
Unrealized gain on marketable securities	79	50
Defined benefit pension and postretirement plans	1	(2,473)
Accumulated Other Comprehensive Income (Loss)	$ 1,049	$ (1,372)

Additional Financial Information (Details) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Additional Financial Information
Depreciation expense	$ 14,593	$ 14,564	$ 13,227
Interest incurred	3,487	4,029	2,566
Capitalized interest	(964)	(927)	(747)
Advertising expense	2,451	3,020	2,754
Accounts payable	3,936	4,337
Accrued expenses	4,110	3,486
Accrued vacation, salaries and wages	5,686	5,084
Interest payable	813	872
Taxes payable	1,157	1,444
Total accounts payable and accrued liabilities	15,702	15,223
Advance billings and customer deposits	3,091	2,644
Dividends payable	1,402	1,372
Other	2,860	2,692
Total other current liabilities	7,353	6,708
Income taxes, net of amounts refunded	430	158	1,206
Interest, net amounts capitalized	$ 2,433	$ 2,573	$ 1,664

Commitments and Contingencies (Details) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2001
Commitments and Contingencies
Guarantee obligations term, number of years		30
Letters of Credit	0.1
Purchase commitments	$ 57.3
2011	17.9
2012 - 2013	36.8
2014 - 2015	2.1
Thereafter	$ 0.5

Quarterly Financial Information (Unaudited) (Details) (USD $)	3 Months Ended																12 Months Ended
	Dec. 31, 2010		Sep. 30, 2010		Jun. 30, 2010		Mar. 31, 2010		Dec. 31, 2009		Sep. 30, 2009		Jun. 30, 2009		Mar. 31, 2009		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Quarterly Financial Information (Unaudited)
Operating Revenues	$ 26,395,000,000		$ 26,484,000,000		$ 26,773,000,000		$ 26,913,000,000		$ 27,091,000,000		$ 27,265,000,000		$ 26,861,000,000		$ 26,591,000,000		$ 106,565,000,000	$ 107,808,000,000	$ 97,354,000,000
Operating Income	6,411,000,000		3,383,000,000		410,000,000		4,441,000,000		2,953,000,000		3,823,000,000		4,672,000,000		4,530,000,000		14,645,000,000	15,978,000,000	2,612,000,000
Net income (loss) attributable to Verizon	2,639,000,000	[1]	659,000,000	[1]	(1,192,000,000)	[1]	443,000,000	[1]	617,000,000	[1]	1,098,000,000	[1]	1,658,000,000	[1]	1,521,000,000	[1]	2,549,000,000	4,894,000,000	(2,193,000,000)
Earnings (Loss) Per Share, Basic	$ 0.93	[1]	$ 0.23	[1]	$ (0.42)	[1]	$ 0.16	[1]	$ 0.22	[1]	$ 0.39	[1]	$ 0.58	[1]	$ 0.54	[1]	$ 0.9	$ 1.72	$ (0.77)
Earnings (Loss) Per Share, Diluted	$ 0.93	[1]	$ 0.23	[1]	$ (0.42)	[1]	$ 0.16	[1]	$ 0.22	[1]	$ 0.39	[1]	$ 0.58	[1]	$ 0.54	[1]	$ 0.9	$ 1.72	$ (0.77)
Net income	4,648,000,000		2,698,000,000		553,000,000		2,318,000,000		2,371,000,000		2,809,000,000		3,335,000,000		3,086,000,000		10,217,000,000	11,601,000,000	3,962,000,000
Non-operational charges included in consolidated results of operations	$ 1,100,000,000		$ 900,000,000		$ 2,800,000,000		$ 1,100,000,000		$ 800,000,000		$ 500,000,000		$ 100,000,000		$ 100,000,000

[1]	Net income (loss) attributable to Verizon per common share is computed independently for each quarter and the sum of the quarters may not equal the annual amount.